File No. 033-85592
Filed on: April 28, 2017	File No. 811-08836

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Post-Effective Amendment No.	25	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	44	☒
(Check appropriate box or boxes)
SBL VARIABLE ANNUITY ACCOUNT VIII
(Variflex LS)
(Exact Name of Registrant)
Security Benefit Life Insurance Company
(Name of Depositor)
One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor's Principal Executive Offices)
Depositor's Telephone Number, Including Area Code:
(785) 438-3000
Name and Address of Agent for Service:
Chris Swickard Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636-0001
Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement
It is proposed that this filing will become effective:
☐     immediately upon filing pursuant to paragraph (b) of Rule 485
☒     on May 1, 2017, pursuant to paragraph (b) of Rule 485
☐     60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐     on May 1, 2017, pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered:  Interests in a separate account under individual flexible premium deferred and single premium immediate variable annuity contracts.

Prospectus
VARIFLEX LS® VARIABLE ANNUITY

May 1, 2017

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC.

V6911	32-69114-00 2017/05/01

VARIFLEX LS® VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497
This Prospectus describes the Variflex LS Variable Annuity—an individual flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non‑tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Contractowners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account VIII, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (each, an "Underlying Fund"). The Underlying Funds currently available under the Contract are:1
•	American Century VP Ultra®
•	American Century VP Value
•	ClearBridge Variable Aggressive Growth
•	ClearBridge Variable Small Cap Growth
•	Dreyfus IP Technology Growth
•	Dreyfus VIF International Value
•	Guggenheim VIF All Cap Value
•	Guggenheim VIF Alpha Opportunity
•	Guggenheim VIF High Yield
•	Guggenheim VIF Large Cap Value
•	Guggenheim VIF Long Short Equity
•	Guggenheim VIF Managed Asset Allocation
•	Guggenheim VIF Mid Cap Value
•	Guggenheim VIF Small Cap Value
•	Guggenheim VIF StylePlus Large Core
•	Guggenheim VIF StylePlus Large Growth
•	Guggenheim VIF StylePlus Mid Growth
•	Guggenheim VIF StylePlus Small Growth
•	Guggenheim VIF Total Return Bond
•	Guggenheim VIF World Equity Income
•	Invesco V.I. Comstock
•	Invesco V.I. Equity and Income
•	Invesco V.I. Global Health Care
•	Invesco V.I. Global Real Estate
•	Invesco V.I. Government Money Market
•	Invesco V.I. Government Securities
•	Invesco V.I. International Growth
•	Invesco V.I. Mid Cap Core Equity
•	Invesco V.I. Mid Cap Growth
•	Invesco V.I. Value Opportunities
•	MFS® VIT II Research International
•	MFS® VIT Total Return
•	MFS® VIT Utilities
•	Neuberger Berman AMT Socially Responsive
•	Oppenheimer Main Street Small Cap Fund®/VA
•	PIMCO VIT All Asset
•	PIMCO VIT CommodityRealReturn Strategy
•	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
•	PIMCO VIT Low Duration
•	PIMCO VIT Real Return
•	Royce Micro-Cap

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Summary prospectuses or prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses or prospectuses for the Underlying Funds by contacting the Company at 1‑800‑888‑2461.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract will go up and down and you could lose money.

Date:  May 1, 2017

V6911	32-69114-00 2017 /05/01

1	Subaccounts other than those listed above may still be operational, but not currently offered as investment options under the Contract. See the discussion of Closed Subaccounts under "Allocation of Purchase Payments."
Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability. The Fixed Account is not available in all states.
Amounts that you allocate to Subaccounts under a Contract will vary based on investment performance of the Subaccounts you select for investment . To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Option."
You may return a Contract according to the terms of its Free-Look Right. See "Free-Look Right."
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The "Statement of Additional Information," dated May 1, 2017, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain the Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1‑800‑888‑2461. The table of contents of the Statement of Additional Information is set forth on page 47 of this Prospectus.
The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or to which we have referred you. We have not authorized anyone to provide you with information that is different.

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Table of Contents

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Page
Other Information	42
Voting of Underlying Fund Shares	42
Changes to Investments	43
Changes to Comply with Law and Amendments	43
Reports to Owners	43
Electronic Privileges	44
State Variations	44
Legal Proceedings	44
Sale of the Contract	44
Legal Matters	46
Performance Information	46
Additional Information	46
Registration Statement	47
Financial Statements	47
Table of Contents for Statement of Additional Information	47
Objectives for Underlying Funds	47
Appendix A – Condensed Financial Information	47
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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Period — The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when your  Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.
Administrative Office — The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Accumulation Unit — A unit of measure used to calculate Contract Value.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.
Annuity  ("annuity") — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments are to begin.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month.
Contract Date — The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contractowner or Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Contract Value — The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner, the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.
Fixed Account — An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code – The Internal Revenue Code of 1986, as amended.

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Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The SBL Variable Annuity Account VIII. A separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt and any uncollected premium taxes.
Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relate to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and also described in the Contract.
Purpose of the Contract — The individual flexible purchase payment deferred variable annuity contract ("Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.
You may purchase the Contract as a non‑tax qualified retirement plan for an individual ("Non‑Qualified Plan"). You may also purchase the Contract on an individual basis in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. These plans are sometimes referred to in this Prospectus as "Qualified Plans."
For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."
The Separate Account and the Underlying Funds — The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account." Each Subaccount invests exclusively in shares of a corresponding Underlying Fund , each of which has its own investment objective and policies.
You may allocate all or a part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.
Fixed Account — You may allocate all or a part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company, which may not be less than the Guaranteed Rate. Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability. See "The Fixed Account."
Purchase Payments — The minimum initial Purchase Payment is $25,000 ($25 for employees of The Texas A&M system). Thereafter, you may choose the amount and frequency of Purchase Payments, except that the

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minimum subsequent Purchase Payment is $1,000 ($25 for employees of The Texas A&M system). See "Purchase Payments."
Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."
At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals from Contract Value, subject to certain restrictions . See "The Fixed Account , " "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.
The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."
Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts.
Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.
Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before allocating them to the Contract Value and no surrender charge is assessed upon withdrawal or surrender of a Contract. Certain charges will be deducted in connection with the Contract as described below.
Mortality and Expense Risk Charge. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.25% of each Subaccount's average daily net assets. This charge is also deducted during the Annuity Period. See "Mortality and Expense Risk Charge."
Administrative Charge. The Company deducts a daily administrative charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The Company does not assess the administrative charge against Contract Value which is applied under Annuity Options 1‑4. See "Administrative Charge."
Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on annuitization or upon full withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. Currently, in Maine, South Dakota and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."
Loan Interest Charge. The Company charges an effective annual interest rate on a loan equal to 5.5%. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Expenses. Investment advisory fees and other operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees. For a description of these charges and expenses, see the summary prospectus or prospectus for each Underlying Fund.
The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."
Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary

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income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See "Federal Tax Matters.")
Tax-Free Exchanges — You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a surrender charge and tax on your old contract, including a possible penalty tax, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
The Internal Revenue Service has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the contract within 180 days of the exchange. Please see your tax advisor for further information.
Contacting the Company — You should direct all written requests, notices, and forms required by the Contract and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497 or by phone by calling (785) 438‑3112 or 1‑800‑888‑2461.
Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
Contract Owner Transaction Expenses — Contract owner transaction expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state and/or local premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."
Charge
Sales Load on Purchase Payments	None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None

Periodic Expenses — Periodic expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Charge
Net Loan Interest Charge[1]	2.50%
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	1.25%
Annual Administrative Charge	0.15%
Total Separate Account Annual Expenses	1.40%
1 The net loan cost equals the difference between the amount of interest the Company charges you for a loan, 5.5%, and the amount of interest the Company credits to the Loan Account, which is 3.0%.

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Underlying Fund Operating Expenses — The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.
	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses[1]	0.56%	3.17%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements)[2]	0.56%	2.92%
1   Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the one-year period ended December 31, 2016, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the one-year period ended December 31, 2016 . The minimum and maximum Underlying Fund operating expenses above are not subject to any applicable fee waivers or expense reimbursements.
Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through May 1, 201 8 .

Example — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, separate account annual expenses and Underlying Fund operating  expenses but do not include state and/or local premium taxes, which may be applicable to your Contract.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and the maximum and minimum operating expenses of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on Maximum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$433	$1,309	$2,197	$4,586

Based on Minimum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$199	$615	$1,057	$2,285

Condensed Financial Information

Condensed Financial Information appears in Appendix A of this Prospectus.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998 . The Company ' s indirect parent, Eldridge industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2016, the Company had total assets under management of approximately $29 billion. The Company's address is One Security Benefit Place, Topeka, Kansas 66636-0001.

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The Principal Underwriter for the Contracts is Security Distributors, LLC. ("SDL"), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on September 12, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under the Contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent, the Contracts so provide. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Such Separate Account assets are not subject to claims of the Company's creditors.
The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities, or investment vehicles. See "Substitution of Investments."
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.
Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts

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for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Certain Underlying Funds invest substantially all of their assets in other funds ("funds of funds"). As a result, you will pays fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.
Certain Underlying Funds (sometimes called "alternative funds") invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification benefits beyond traditional investment strategies, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve leverage or use various complex hedging techniques, like options and derivatives, which typically result in a low or negative correlation to traditional investments in debt or equities: this means that when the value of traditional investments is decreasing, the value of alternative asset classes may increase; the inverse is also true–when traditional investments are performing well, alternative asset classes may earn lower or negative returns. For a complete list of risks, as well as a discussion of risks and investment strategies, please refer to the Underlying Funds' prospectus.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.
A list of each Underlying Fund, its share class, if applicable, its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.
An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Summary prospectuses or prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses or prospectuses for the Underlying Funds by contacting the Company.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds' investment returns. Currently, the Company and SDL receive 12b‑1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying

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Funds, bear the costs of these investment advisory fees (see the Underlying Funds' prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. An Underlying Fund's adviser, sub‑adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof in the form of 12b‑1 fees and/or other payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangement with certain of the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub‑adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub‑adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select Funds that pay us higher amounts. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2 , LLC. ("SE2"), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is an individual flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options on a variable basis, a fixed basis or both beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the

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investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a non‑tax qualified retirement plan ("Non‑Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals' retirement plans (sometimes called HR‑10 and Keogh plans), (2) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, (3) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (4) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non‑Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the death benefit) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company's financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer's, General Account.
Financial Statements. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1‑800‑888‑2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1‑800‑888‑2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

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Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $25,000 ($25 for employees of The Texas A&M system). Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $1,000 ($25 for employees of The Texas A&M system). The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is also $1,000. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you in writing of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Automatic Investment Program will be accepted by the Company. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than 1% of any payment being allocated to any one Subaccount or the Fixed Account. The allocations must be whole percentages and must total 100%. Available allocation alternatives include the Subaccounts and the Fixed Account , provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the
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Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."
If your allocation instructions include a Subaccount that becomes no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate any subsequent Purchase Payments and/or scheduled transfers under our Dollar Cost Averaging and Asset Allocation Options proportionally to the other Subaccounts you have selected, unless your scheduled transfers under your Dollar Cost Averaging and/or Asset Allocation programs have been terminated due to the closing of a Subaccount. See "Closed Subaccounts" below.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a "Closed Subaccount"), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to the Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with the application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant's Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. If you have Contract Value in a Closed Subaccount as of its close date, your Contract Value will remain invested in the Subaccount, but you will not be able to allocate Purchase Payments or transfer Contract Value to the Closed Subaccount. Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Programs (collectively referred to as "Automatic Investment Program"). No Automatic Investment Program will permit allocations to a Closed Subaccount.
If we receive a Purchase Payment for an existing Contract with an allocation to the Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount.
If you had in effect an automatic allocation to the Closed Subaccount pursuant to an Automatic Investment Program, those automatic transactions will be terminated effective as the of the close of business on the effective date. You will not be permitted to establish an automatic allocation to any Closed Subaccount pursuant to an Automatic Investment Program. If you request a transfer of Contract Value to the Closed Subaccount, we will consider your request not to be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount
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or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify, or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."
You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, the Subaccount has been depleted, or the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least one month if transfers were made on a monthly basis, or one quarter if transfers were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account." You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."
You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. The

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Asset Reallocation Option will terminate automatically if a transfer is made to, or from, any Subaccount included in the allocation selected by the Contractowner. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for, the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option Program, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account." You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $1,000 or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
You may also transfer Contract Value from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."
The Company reserves the right to limit the number of transfers to 14 in a Contract Year , although the Company does not limit transfers with regard to the Invesco V.I. Government Money Market Subaccount . In addition, transfers are subject to the frequent trading restriction described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

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•	the total dollar amount being transferred;
•	the number of transfers you made within a period of calendar days;
•	transfers to and from (or from and to) the same Subaccount;
•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled "Transfer Block Restriction." The Transfer Block Restriction applies only to Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF Mid Cap Value subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF Mid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century VP Ultra®, American Century VP Value	30 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Dreyfus IP Technology Growth, Dreyfus VIF International Value	60 Days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity,	30 days
Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Mid Cap Value, Guggenheim VIF Small Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco V.I. Comstock, Invesco V.I. Equity and Income, Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco V.I. Mid Cap Growth, Invesco V.I. Value Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Neuberger Berman AMT Socially Responsive	30 days
Oppenheimer Main Street Small Cap Fund®/VA	30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
PIMCO VIT All Asset, PIMCO VIT Commodity-RealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Micro-Cap	30 days

In addition to the Company's own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The summary prospectuses or prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds' frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to

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restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value," below. Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — The Contract Value will vary depending upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, the interest credited to the Fixed Account, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals (including systematic withdrawals), and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions, such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract, affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange ("NYSE"), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

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The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, and (5) the administrative charge under the Contract.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — A Contractowner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to restrictions on partial withdrawals of Contract Value from the Fixed Account, limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5 and 6. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper Withdrawal Request form must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge."
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or a part of the Contract for another investment be made upon a transfer form provided by the Company, which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $1,000, except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request, less any applicable premium tax charge. Any premium tax charge on partial withdrawals will be deducted from the requested payment amount. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, the Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge in addition to the payment amount. See "Premium Tax Charge." No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $5,000.

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The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account according to the Contractowner's instructions to the Company. If a Contractowner does not specify the allocation, the Company will deduct the withdrawal from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in the receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."
Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contractowner may also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contractowner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax.
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated from the Contractowner's Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months as described under "The Fixed Account." You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See "Restrictions on Withdrawals from Qualified Plans", "Restrictions under the Texas Optional Retirement Program" and "Federal Tax Matters."
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts.
Some states' laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.

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Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If the Owner dies prior to the Annuity Start Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Start Date and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium taxes. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or less on the date the Contract was issued, the amount of the death benefit will be the greatest of:
•	The sum of all Purchase Payments, less any reductions caused by previous withdrawals,
•	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or
•	The stepped-up death benefit, if applicable .
The stepped-up death benefit is: (1) the largest death benefit on any Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (2) any Purchase Payments made since the applicable fifth year anniversary, less (3) any reductions caused by previous withdrawals since the applicable fifth year anniversary. The stepped-up death benefit is not payable and will not be included as part of the Death Benefit calculation if you die prior to the end of the fifth Contract Year.
If an Owner dies during the Accumulation Period and the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death (regardless of the age of any Owner on the date the Contract was issued) and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.
The death benefit for Contracts issued in Florida is different than the death benefit described above. For Contracts issued in Florida, the death benefit, regardless of the age at issue, is the greater of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or (2) the total Purchase Payments received less any reductions caused by previous withdrawals. However, if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as directed by the Owner or as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.

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Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract's Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means at our Administrative Office.
Distribution Requirements — For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract's death benefit. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner (or Annuitant, if applicable). If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Charges and Deductions

Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge is equal to an annual rate of 1.25% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts. This charge is also deducted during the Annuity Period.
The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

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The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.
The Company pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contracts. Certain charges under the Contract, including any profits realized from the mortality and expense risk charge, are designed to reimburse the Company for these costs. See "Sale of the Contract."
Administrative Charge — The Company deducts a daily administrative charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The administrative charge is not assessed against Contract Value which has been applied under Annuity Options 1 through 4. The purpose of this charge is to reimburse the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts. The Company does not expect to profit from this charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums received by insurance companies on annuity contracts. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company generally deducts this charge upon the Annuity Start Date or upon full withdrawal if a premium tax was incurred and is not refundable. Currently, in Maine , South Dakota, and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non‑Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan equal to 5.5%. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%.The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, the operations of the Company with respect to the Contracts, or payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."
Variations in Charges — The Company may reduce or waive the amount of the administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or the amounts of projected Purchase Payments.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the first Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth Contract Anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start

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Date is selected, the Annuity Start Date will be the Annuitant's 95th birthday. Any applicable death benefit will terminate at the Annuity Start Date without value. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by:
•	any applicable premium taxes;
•	any outstanding Contract Debt; and
•	A withdrawal charge for any option with a non-life payment period of less than 7 years.
The Contracts currently provide for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time. Annuity payments under Annuity Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option, which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals or surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 and 6, an Owner may make full and partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Start Date, subject to any applicable premium tax charge.
The Contract specifies annuity tables for Annuity Options 1 through 4 described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurs prior to the due date of the second annuity payment, two if death occurs prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant, regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5,10,15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

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Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.
Option 4 — Joint and Last Survivor. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants die prior to the second annuity payment due date, two if both die prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving annuitant, regardless of the number of payments received.
Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected, by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until the amount applied and interest thereon are exhausted, with the guarantee that if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4 are based on an "assumed interest rate" of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase, and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment, but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.
For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant's 95th birthday.
The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in th is Prospectus. This Prospectus is generally intended to serve as a disclosure

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document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily at an annual effective rate of 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Company may, in its sole discretion, anticipate changing the Current Rate from time to time. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, in effect on the day of the new Guarantee Period.
Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period; and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."
Contract Charges — Premium taxes will be the same for Contractowners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charges for mortality and expense risks and the administrative charge will not be assessed

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against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Fund to the extent the Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the transfer is effected, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $1,000 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to waive or limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers, and to limit the amount that may be subject to transfers and the amount remaining in an account after a transfer.
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options and any systematic withdrawals from the Fixed Account will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging, Asset Reallocation or systematic withdrawals from the Fixed Account by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging or systematic withdrawal option is cancelled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary (or semiannual or annual anniversary in the case of systematic withdrawals) that corresponds to the period selected in establishing the option.
You may also make full withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Account only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals and (3) once per Contract Year in an amount equal to the greater of $5,000 or 10% of the Contract Value in the Fixed Account at the time of the partial withdrawal. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months. Any change in the type, frequency or amount of Systematic Withdrawals from the Fixed Account requires that a new 36 month period be started. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if permitted under the terms of the Qualified Plan. See "Loans."
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation referred to herein as "Non‑Natural Persons." See "Federal Tax Matters."

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Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner during the Accumulation Period. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date the form is signed, subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many Qualified Plans do not allow the designation of any primary beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals) benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper written request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the NYSE is closed, other than customary weekend and holiday closings,
•	During which trading on the NYSE is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund is liquidated.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.

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Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values , cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. Whether you can borrow money will depend on the terms of your Employer's 403(b) plan or programs. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid while the Owner is living and prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or program for any additional loan restrictions.
When an eligible Contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account." Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3%, In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate under Fixed Account.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to 5.5%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Loans must be repaid within five years, unless the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed
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Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by the IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.
Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under "Tax Penalties."
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction agreement begin only after you (i) reach age 59½, (ii) have a severance from employment, (iii) die, (iv) become disabled, or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988 attributable to your contributions. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure, that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.
If you own a Contract purchased as a Section 403(b) tax-sheltered annuity contract, you will not be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to your contributions under a salary reduction agreement or any gains credited to your Contract after

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December 31, 1988 unless one of the conditions above has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to your December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. You may be able to transfer your Contract's Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer's Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions from that may also be followed for your contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters" below.
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions Under the Texas Optional Retirement Program — If you are a participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Education Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS") as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving a Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company's Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or the operations of the Company with respect to the

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Contracts, or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract-owner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Plans — Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non‑Natural Persons , " "Diversification Standards , " and "Owner Control." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Surrenders or Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Surrenders or Withdrawals on or after the Annuity Start Date. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract

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bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non‑taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non‑taxable portion of each payment. The non‑taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancy) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any Owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the Owner's interest will be distributed at least as quickly as the method in effect on the Owner's death; and (b) if any Owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a Designated Beneficiary, must be annuitized over the life of that Designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, commencing within one year after the date of death of the Owner. If the sole Designated Beneficiary is the spouse of the deceased Owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as Owner.
The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of "spouse" under f ederal law. The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract's death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an Owner is not an individual, the primary annuitant is considered the Owner. In that case, a change in the primary annuitant
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will be treated as the death of the Owner. Finally, in the case of Joint Owners, the distribution-at-death rules will be applied by treating the death of the first Owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased Owner's spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a Qualified Plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without

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regard to any spousal consents that may be required under the plan or the ERISA. Consequently, a Contractowner's beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with Section 401 may permit the purchase of Contracts to provide benefits thereunder.
In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.
A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow "Roth" contributions are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a "qualified distribution." Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.
Each employee's interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70½, or retires ("required beginning date"). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70½. Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service.
If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed to a designated beneficiary before the close of the calendar year following the year of the employee's death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70½. If there is no designated beneficiary, or if delayed distributions are elected by the designated beneficiary, the entire account must be distributed by the end of the fifth full calendar year following the employee's death.
Annuity payments distributed from a retirement plan qualified under Code Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his or her entire investment, the unrecovered investment will be allowed as a deduction on the employee's final return. If the
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employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable as ordinary income.
A "lump-sum" distribution from a retirement plan qualified under Code Section 401 may be eligible for favorable tax treatment by certain individuals. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59½, (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).
As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.
Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401."
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to this Contract in most states.
Unlike regular or "traditional" 403(b) contributions, which are made on a pre‑tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

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Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a "qualifying distribution" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. See "Section 403(b)."
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See "Rollovers."
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs."
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or $5,500 (for 2017).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of the IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($99,000 for a married couple filing a joint return and $ 62,000 for a single taxpayer in 2017). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $186,000 and $196,000 (for 2017). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70½—the Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 401." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.
Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

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Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $118,000 to $133,000 in adjusted gross income for 2017 ($186,000 to $196,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount in a remaining Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary or if the beneficiary elects to delay distribution, the amount must be distributed by the end of the fifth full calendar year after death of the Contractowner.
Section 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.
Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment in the case of a tax-exempt employer sponsor, all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or a custodial account or an annuity contract) for the exclusive benefit of plan participants. A Section 457 plan must not permit the distribution of a participant's benefits until the participant attains age 70½, terminates employment or incurs an "unforeseeable emergency."
Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401." Since under a Section 457 plan contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental Section 457 plan may be rolled over to another eligible retirement plan including, an IRA.
Rollovers. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the individual's gross income until some future time.
If any portion of the balance to the credit of a participant in a 401, 403(b) or governmental 457 plan (other than Roth sources) is paid in an "eligible rollover distribution" and the payee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, required minimum distributions, death distributions (except to a surviving spouse) and certain corrective distributions will not qualify as eligible rollover distributions. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an "eligible retirement plan" will be a retirement plan qualified under Code Section 401, a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account

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or annuity described in Code Section 408. For a non-spouse beneficiary, an "eligible retirement plan" is an IRA established by the direct rollover.
For a Roth 401(k) or 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 401(k) to a Roth 401(k), but not a Roth 403(b)) to a Roth 401(k). Anyone attempting to rollover Roth 401(k) or 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A 401, 403(b) or governmental 457 plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE IRAs and SEP IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 401 or 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. In addition, the 10% penalty tax is generally not applicable to distributions from a Section 457 plan. There are two additional exceptions to the 10% penalty tax on withdrawals from IRA's before age 59½: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."
Minimum Distribution Tax. If the amount distributed from a 401, 403(b) or governmental 457 plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a 401, 403(b) or 457 plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs and tax-exempt entity Section 457 plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Tax. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included

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in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a "generations skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
For 2017, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non‑qualified annuity contracts are considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax will be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying

42

Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
 It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any subaccount to future allocations.
In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent Purchase Payments.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year and indicating the Contract Value as of the end of the year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send out confirmations upon Purchase Payments, transfers,

43

loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may: (1) request a transfer of Contract Value and make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation option, on your behalf.
Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, nor any of its affiliates, nor any Underlying Fund will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests, provided that the Company effects such requests in accordance with its procedures. As a result of this policy on telephone requests, you may bear the risk of loss arising from the telephone transfer privileges. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your C ontract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your C ontract and its riders, if any, contact the Company's Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors,LLC. ("SDL") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDL's ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

44

Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, LLC. ("SDL"), for the distribution and sale of the Contract. SDL's home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2016, 2015, and 2014, the amounts paid to SDL in connection with all variable annuity contracts sold through the Separate Account were $625,933, $454,010, and $533,290, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDL's operating and other expenses, including the following sales expenses: compensation and bonuses for SDL's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDL an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDL's ongoing operations.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 3% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 1% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered
45

representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of Selling Broker-Dealers that received additional compensation from the Company in 2016 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): Infinex Investment Inc., OFG Financial Services Inc., Lincoln Investment Planning LLC., GWN Securities Inc., Planmember Securities Corporation, Essex National Securities Inc., Cambridge Investment/Retirement Plan Advisors (RPA), Legend Equities Corporation, KMS Financial Services Inc., Transamerica Financial Advisors Inc., American Portfolios Financial Services Inc., Next Financial Group Inc., Money Concepts Capital Corporation, Centaurus Financial Inc., J W Cole Financial Inc., Securities America Inc., Client One Securities LLC., Investacorp Inc., and Investment Professionals Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.
Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.
Current yield for the Invesco V.I. Government Money Market Subaccount will be based on income received by a hypothetical investment over a given 7‑day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7‑day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Invesco V.I. Government Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Invesco V.I. Government Money Market Subaccount yields may also become extremely low and possibly negative.
For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30‑day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for a Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), will reflect the deduction of the administrative charge and the mortality and expense risk charge and may simultaneously be shown for other periods.
Although the Contracts were not available for purchase until April 4, 1995, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics,
46

and quality of the Underlying Funds in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained for free from the SEC's web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461.
Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of Variable Annuity Account VIII at December 31, 2016, and for each of the specified periods ended December 31, 2016 and 2015 are included in the Statement of Additional Information.
Table of Contents for Statement of Additional Information

The Statement of Additional Information for the Variflex LS Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company, it's Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company's toll-free telephone number at 1‑800‑888‑2461 or by detaching this page from this Prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:
GENERAL INFORMATION AND HISTORY
Safekeeping of Assets
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX‑QUALIFIED RETIREMENT PLANS
Section 401
Section 403(b)
Roth 403(b)
Sections 408 and 408A
Section 457
PERFORMANCE INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS
Objectives for Underlying Funds

There is no guarantee that any Underlying Fund will meet its investment objective.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectus. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus.

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NOTE: If you received a summary prospectus for an Underlying Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Underlying Fund prospectus.
Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
American Century VP Ultra®	Class II	Seeks long-term capital growth.	American Century Investment Management, Inc.
American Century VP Value	Class II	Seeks long-term capital growth; income is a secondary objective.	American Century Investment Management, Inc.
ClearBridge Variable Aggressive Growth	Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC (Investment Adviser) ClearBridge Investments, LLC ( (Sub‑Adviser)
ClearBridge Variable Small Cap Growth	Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC (Investment Adviser) ClearBridge Investments, LLC (Sub‑Adviser)
Dreyfus IP Technology Growth	Service	Seeks capital appreciation.	The Dreyfus Corporation
Dreyfus VIF International Value	Service	Seeks long-term capital growth.	The Dreyfus Corporation (Investment Adviser)
Guggenheim VIF All Cap Value	N/A	Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF Alpha Opportunity	N/A	Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF High Yield	N/A	Seeks high current income; capital appreciation is a secondary objective.	Guggenheim Investments
Guggenheim VIF Large Cap Value	N/A	Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF Long Short Equity	N/A	Seeks long-term capital appreciation.	Guggenheim Investments
Guggenheim VIF Managed Asset Allocation	N/A	Seeks growth of capital and, secondarily, preservation of capital.	Guggenheim Investments
Guggenheim VIF Mid Cap Value	N/A	Seeks long-term growth of capital	Guggenheim Investments
Guggenheim VIF Small Cap Value	N/A	Seeks long -term capital appreciation.	Guggenheim Investments
Guggenheim VIF StylePlus Large Core	N/A	Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF StylePlus Large Growth	N/A	Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF StylePlus Mid Growth	N/A	Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF StylePlus Small Growth	N/A	Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF Total Return Bond	N/A	Seeks total return, comprised of current income and capital appreciation.	Guggenheim Investments
Guggenheim VIF World Equity Income	N/A	Seeks total return, comprised of capital appreciation and income.	Guggenheim Investments
Invesco V.I. Comstock	Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisors, Inc.
Invesco V.I. Equity and Income	Series II	Seeks both capital appreciation and current income.	Invesco Advisors, Inc.
Invesco V.I. Global Health Care	Series I	Seeks long-term growth of capital.	Invesco Advisors, Inc.

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Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Invesco V.I. Global Real Estate	Series I	Seeks total return through growth of capital and current income.	Invesco Advisors, Inc.
Invesco V.I. Government Money Market	Series II	Seeks to provide current income consistent with preservation of capital and liquidity.	Invesco Advisors, Inc.
Invesco V.I. Government Securities	Series II	Seeks total return, comprised of current income and capital appreciation.	Invesco Advisors, Inc.
Invesco V.I. International Growth	Series II	Seeks long-term growth of capital.	Invesco Advisors, Inc.
Invesco V.I. Mid Cap Core Equity	Series II	Seeks long-term growth of capital.	Invesco Advisors, Inc.
Invesco V.I. Mid Cap Growth	Series II	Seeks capital growth.	Invesco Advisors, Inc.
Invesco V.I. Value Opportunities	Series II	Seeks long-term growth of capital.	Invesco Advisors, Inc.
MFS® VIT II Research International	Service	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® VIT Total Return	Service	Seeks total return.	Massachusetts Financial Services Company
MFS® VIT Utilities	Service	Seeks total return.	Massachusetts Financial Services Company
Neuberger Berman AMT Socially Responsive	Class S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.	Neuberger Berman Management LLC (Investment Adviser)
Oppenheimer Main Street Small Cap Fund®/VA	Service	Seeks Capital Appreciation	OFI Global Asset Management, Inc. (Investment Adviser) OppenheimerFunds, Inc. (Sub-Adviser)
PIMCO VIT All Asset	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Mgmt. Company LLC (Investment Adviser) Research Affiliates, LLC (Sub-Adviser)
PIMCO VIT CommodityRealReturn® Strategy	Administrative	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Mgmt. Company LLC
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Company LLC
PIMCO VIT Low Duration	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Company LLC
PIMCO VIT Real Return	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Mgmt. Company LLC
Royce Micro‑Cap	Investment	Seeks long-term growth of capital.	Royce & Associates, LP
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APPENDIX A
Condensed Financial Information

The following condensed financial information presents A ccumulation U nit values and ending A ccumulation U nits outstanding for each Subaccount for each of the following periods ended December 31.
Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century VP Ultra®	2016	17.66	18.17	90,745
	2015	16.89	17.66	88,664
	2014	15.60	16.89	67,405
	2013	11.55	15.60	55,570
	2012	10.30	11.55	146,037
	2011	10.35	10.30	49,149
	2010	9.07	10.35	46,485
	2009	6.84	9.07	66,504
	2008	11.88	6.84	86,741
	2007	9.97	11.88	449,423
American Century VP Value	2016	17.83	21.15	98,689
	2015	18.85	17.83	36,321
	2014	16.93	18.85	31,925
	2013	13.06	16.93	39,485
	2012	11.56	13.06	33,717
	2011	11.62	11.56	27,929
	2010	10.43	11.62	19,627
	2009	8.83	10.43	43,798
	2008	12.24	8.83	91,640
	2007	13.11	12.24	122,099
ClearBridge Variable Aggressive Growth	2016	20.44	20.34	55,640
	2015	21.14	20.44	83,105
	2014	17.85	21.14	59,188
	2013	12.29	17.85	40,340
	2012	10.52	12.29	38,266
	2011	10.44	10.52	38,440
	2010	8.49	10.44	43,927
	2009	6.42	8.49	33,004
	2008	10.96	6.42	171,162
	2007	11.07	10.96	102,975
ClearBridge Variable Small Cap Growth	2016	20.57	21.46	21,471
	2015	21.82	20.57	26,085
	2014	21.26	21.82	23,828
	2013	14.66	21.26	13,418
	2012	12.45	14.66	8,398
	2011	12.46	12.45	11,325
	2010	10.09	12.46	9,810
	2009	7.17	10.09	7,623
	2008	12.26	7.17	96,004
	2007	11.32	12.26	4,547

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Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Dreyfus IP Technology Growth	2016	20.06	20.65	12,213
	2015	19.21	20.06	12,244
	2014	18.28	19.21	9,578
	2013	13.99	18.28	12,793
	2012	12.30	13.99	104,623
	2011	13.57	12.30	20,042
	2010	10.62	13.57	142,588
	2009	6.85	10.62	185,530
	2008	11.83	6.85	44,539
	2007	10.49	11.83	176,812
Dreyfus VIF International Value	2016	11.53	11.19	36,665
	2015	12.05	11.53	41,243
	2014	13.52	12.05	32,847
	2013	11.17	13.52	34,851
	2012	10.08	11.17	40,041
	2011	12.58	10.08	36,004
	2010	12.25	12.58	63,405
	2009	9.51	12.25	75,191
	2008	15.42	9.51	110,667
	2007	15.05	15.42	170,877
Guggenheim VIF All Cap Value	2016	39.32	47.58	183,031
	2015	41.85	39.32	195,398
	2014	39.44	41.85	224,237
	2013	30.03	39.44	243,468
	2012	26.37	30.03	266,762
	2011	27.96	26.37	298,597
	2010	24.31	27.96	340,453
	2009	18.54	24.31	385,457
	2008	30.54	18.54	901,361
	2007	30.12	30.54	1,185,130
Guggenheim VIF Alpha Opportunity	2016	20.71	23.03	53,572
	2015	22.04	20.71	53,730
	2014	20.44	22.04	52,826
	2013	16.22	20.44	55,943
	2012	14.50	16.22	57,758
	2011	14.45	14.50	64,011
	2010	12.14	14.45	71,404
	2009	9.48	12.14	89,458
	2008	14.69	9.48	372,970
	2007	12.60	14.69	540,131
Guggenheim VIF High Yield	2016	27.60	31.98	112,919
	2015	29.14	27.60	124,252
	2014	28.83	29.14	135,725
	2013	27.23	28.83	243,460
	2012	24.04	27.23	255,873
	2011	24.39	24.04	165,097
	2010	21.43	24.39	297,923
	2009	12.58	21.43	339,280
	2008	18.22	12.58	692,236
	2007	18.11	18.22	570,097

51

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VIF Large Cap Value	2016	30.01	35.92	152,787
	2015	32.07	30.01	167,161
	2014	29.71	32.07	179,154
	2013	22.83	29.71	207,163
	2012	20.03	22.83	209,633
	2011	21.13	20.03	231,187
	2010	18.45	21.13	276,523
	2009	14.79	18.45	312,722
	2008	23.88	14.79	789,695
	2007	22.89	23.88	1,069,908
Guggenheim VIF Long Short Equity	2016	13.66	13.56	10,564
	2015	13.68	13.66	10,994
	2014	13.50	13.68	13,261
	2013	11.66	13.50	28,491
	2012	11.32	11.66	20,446
	2011	12.29	11.32	28,852
	2010	11.21	12.29	33,483
	2009	8.93	11.21	38,126
	2008	15.28	8.93	96,659
	2007	12.63	15.28	203,019
Guggenheim VIF Managed Asset Allocation	2016	28.38	30.23	159,030
	2015	28.76	28.38	129,432
	2014	27.33	28.76	146,093
	2013	24.24	27.33	164,929
	2012	21.71	24.24	174,822
	2011	21.87	21.71	209,299
	2010	20.06	21.87	226,632
	2009	16.20	20.06	254,521
	2008	22.56	16.20	687,833
	2007	21.58	22.56	833,758
Guggenheim VIF Mid Cap Value	2016	78.29	97.85	170,977
	2015	85.18	78.29	182,153
	2014	85.61	85.18	213,398
	2013	65.13	85.61	230,934
	2012	56.40	65.13	240,670
	2011	61.83	56.40	266,643
	2010	53.23	61.83	285,194
	2009	37.51	53.23	313,955
	2008	53.18	37.51	880,956
	2007	52.96	53.18	1,094,684
Guggenheim VIF Small Cap Value	2016	42.66	53.26	112,748
	2015	46.34	42.66	120,151
	2014	47.65	46.34	135,820
	2013	35.33	47.65	139,273
	2012	29.98	35.33	127,066
	2011	31.88	29.98	141,058
	2010	26.52	31.88	131,982
	2009	17.25	26.52	205,724
	2008	28.49	17.25	415,980
	2007	26.21	28.49	582,914

52

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VIF StylePlus Large Core	2016	28.51	31.86	173,581
	2015	28.48	28.51	199,842
	2014	25.02	28.48	220,968
	2013	19.69	25.02	229,730
	2012	17.66	19.69	254,299
	2011	18.66	17.66	294,508
	2010	16.26	18.66	348,532
	2009	12.70	16.26	345,139
	2008	20.58	12.70	721,129
	2007	21.95	20.58	954,586
Guggenheim VIF StylePlus Large Growth	2016	12.99	13.93	96,686
	2015	12.49	12.99	94,655
	2014	10.99	12.49	92,850
	2013	8.69	10.99	106,832
	2012	7.96	8.69	153,746
	2011	8.44	7.96	180,477
	2010	7.34	8.44	163,894
	2009	5.58	7.34	185,977
	2008	9.00	5.58	556,740
	2007	9.73	9.00	761,876
Guggenheim VIF StylePlus Mid Growth	2016	51.97	55.67	95,107
	2015	52.75	51.97	101,955
	2014	47.32	52.75	104,935
	2013	36.77	47.32	112,297
	2012	32.21	36.77	130,383
	2011	34.14	32.21	142,911
	2010	27.88	34.14	161,159
	2009	19.64	27.88	198,702
	2008	33.19	19.64	512,771
	2007	37.58	33.19	665,430
Guggenheim VIF StylePlus Small Growth	2016	25.24	28.23	49,927
	2015	25.93	25.24	53,242
	2014	24.17	25.93	53,007
	2013	17.34	24.17	71,580
	2012	15.77	17.34	88,222
	2011	16.31	15.77	102,385
	2010	12.72	16.31	207,524
	2009	9.54	12.72	125,639
	2008	18.33	9.54	374,720
	2007	17.61	18.33	512,332
Guggenheim VIF Total Return Bond	2016	19.08	20.09	206,075
	2015	19.13	19.08	239,037
	2014	17.95	19.13	269,489
	2013	17.89	17.95	176,748
	2012	17.14	17.89	214,345
	2011	16.53	17.14	245,860
	2010	15.81	16.53	283,397
	2009	14.79	15.81	329,065
	2008	16.42	14.79	656,738
	2007	16.18	16.42	920,595

53

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VIF World Equity Income	2016	35.95	39.13	207,995
	2015	36.71	35.95	209,152
	2014	35.45	36.71	222,190
	2013	30.14	35.45	229,506
	2012	26.23	30.14	245,004
	2011	31.59	26.23	281,378
	2010	27.69	31.59	336,109
	2009	23.46	27.69	389,607
	2008	38.62	23.46	934,103
	2007	35.97	38.62	1,199,870
Invesco V.I. Comstock	2016	15.46	17.84	56,974
	2015	16.72	15.46	72,676
	2014	15.54	16.72	80,648
	2013	11.62	15.54	61,793
	2012	9.91	11.62	38,088
	2011	10.27	9.91	39,512
	2010	9.00	10.27	35,624
	2009	7.11	9.00	26,852
	2008	11.23	7.11	59,607
	2007	11.66	11.23	30,238
Invesco V.I. Equity and Income	2016	15.91	18.01	59,184
	2015	16.56	15.91	64,535
	2014	15.44	16.56	60,196
	2013	12.54	15.44	58,401
	2012	11.32	12.54	37,888
	2011	11.63	11.32	40,259
	2010	10.53	11.63	23,595
	2009	8.72	10.53	21,956
	2008	11.43	8.72	41,469
	2007	11.22	11.43	90,233
Invesco V.I. Global Health Care	2016	22.89	19.98	44,897
	2015	22.50	22.89	65,062
	2014	19.07	22.50	41,309
	2013	13.76	19.07	12,713
	2012	11.55	13.76	8,819
	2011	11.26	11.55	5,951
	2010	10.85	11.26	4,129
	2009	8.62	10.85	4,938
	2008	12.25	8.62	69,398
	2007	11.10	12.25	31,253
Invesco V.I. Global Real Estate	2016	19.79	19.91	34,586
	2015	20.37	19.79	36,726
	2014	18.02	20.37	47,833
	2013	17.80	18.02	50,431
	2012	14.09	17.80	53,529
	2011	15.28	14.09	44,196
	2010	13.19	15.28	43,115
	2009	10.17	13.19	54,657
	2008	18.64	10.17	157,289
	2007	20.01	18.64	145,926
Invesco V.I. Government Money Market	2016	10.00	9.91	70,825

54

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco V.I. Government Securities	2016	11.57	11.52	44,109
	2015	11.73	11.57	42,231
	2014	11.45	11.73	53,335
	2013	11.95	11.45	53,237
	2012	11.86	11.95	53,560
	2011	11.16	11.86	557,827
	2010	10.79	11.16	61,054
	2009	10.85	10.79	137,521
	2008	10.84	10.85	329,965
	2007	10.28	10.84	147,460
Invesco V.I. International Growth	2016	15.26	14.94	49,044
	2015	15.89	15.26	56,618
	2014	16.11	15.89	63,115
	2013	13.76	16.11	76,287
	2012	12.11	13.76	73,123
	2011	13.20	12.11	85,781
	2010	11.89	13.20	51,849
	2009	8.94	11.89	204,483
	2008	15.25	8.94	257,029
	2007	13.51	15.25	651,389
Invesco V.I. Mid Cap Core Equity	2016	16.69	18.63	15,122
	2015	17.69	16.69	13,633
	2014	17.22	17.69	96,287
	2013	13.60	17.22	28,237
	2012	12.47	13.60	117,975
	2011	13.52	12.47	28,343
	2010	12.05	13.52	28,642
	2009	9.41	12.05	34,023
	2008	13.39	9.41	73,024
	2007	12.42	13.39	235,100
Invesco V.I. Mid Cap Growth	2016	15.85	15.72	36,784
	2015	15.91	15.85	139,031
	2014	14.98	15.91	35,635
	2013	11.12	14.98	30,520
	2012	10.08	11.12	34,051
	2011	11.04	10.08	37,132
	2010	9.45	11.04	30,066
	2009	6.75	9.45	32,192
	2008	12.95	6.75	152,514
	2007	11.88	12.95	376,469
Invesco V.I. Value Opportunities	2016	11.86	13.80	2,257
	2015	13.47	11.86	3,333
	2014	12.84	13.47	108,869
	2013	9.77	12.84	16,413
	2012	8.42	9.77	24,007
	2011	8.84	8.42	34,986
	2010	8.39	8.84	39,700
	2009	5.76	8.39	25,725
	2008	12.14	5.76	42,033
	2007	12.15	12.14	63,424

55

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
MFS® VIT II Research International	2016	11.96	11.69	35,648
	2015	12.41	11.96	144,896
	2014	13.55	12.41	34,875
	2013	11.58	13.55	38,829
	2012	10.09	11.58	36,796
	2011	11.50	10.09	40,504
	2010	10.56	11.50	174,495
	2009	8.20	10.56	52,623
	2008	14.47	8.20	76,391
	2007	13.05	14.47	79,876
MFS® VIT Total Return	2016	14.68	15.75	48,699
	2015	14.97	14.68	48,901
	2014	14.03	14.97	59,053
	2013	11.98	14.03	347,749
	2012	10.95	11.98	36,127
	2011	10.94	10.95	41,206
	2010	10.12	10.94	36,097
	2009	8.72	10.12	43,976
	2008	11.38	8.72	69,561
	2007	11.10	11.38	68,773
MFS® VIT Utilities	2016	19.73	21.64	106,147
	2015	23.47	19.73	115,163
	2014	21.17	23.47	121,242
	2013	17.86	21.17	95,187
	2012	16.00	17.86	79,518
	2011	15.23	16.00	87,603
	2010	13.61	15.23	71,753
	2009	10.39	13.61	85,489
	2008	16.94	10.39	207,484
	2007	13.47	16.94	241,061
Neuberger Berman AMT Socially Responsive	2016	24.63	26.62	107,757
	2015	25.12	24.63	117,660
	2014	23.14	25.12	124,505
	2013	17.08	23.14	127,764
	2012	15.64	17.08	141,813
	2011	16.38	15.64	152,383
	2010	13.53	16.38	185,988
	2009	10.45	13.53	206,908
	2008	17.50	10.45	421,935
	2007	16.53	17.50	504,365
Oppenheimer Main Street Small Cap Fund®/VA	2016	20.72	24.04	24,506
	2015	22.38	20.72	89,347
	2014	20.33	22.38	99,196
	2013	14.66	20.33	32,263
	2012	12.64	14.66	31,591
	2011	13.13	12.64	38,726
	2010	10.82	13.13	79,395
	2009	8.02	10.82	14,481
	2008	13.11	8.02	113,287
	2007	13.49	13.11	94,760

56

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
PIMCO VIT All Asset	2016	13.76	15.32	23,424
	2015	15.33	13.76	28,589
	2014	15.48	15.33	32,679
	2013	15.66	15.48	39,622
	2012	13.81	15.66	45,108
	2011	13.74	13.81	43,925
	2010	12.32	13.74	40,633
	2009	10.28	12.32	22,009
	2008	12.39	10.28	44,465
	2007	11.60	12.39	41,688
PIMCO VIT CommodityRealReturn Strategy	2016	5.36	6.09	42,340
	2015	7.32	5.36	24,441
	2014	9.10	7.32	27,297
	2013	10.82	9.10	34,751
	2012	10.41	10.82	30,813
	2011	11.42	10.41	30,755
	2010	9.30	11.42	51,129
	2009	6.66	9.30	53,163
	2008	12.02	6.66	88,052
	2007	9.90	12.02	21,391
PIMCO VIT Foreign Bond (U.S. Dollar‑Hedged)	2016	15.16	15.91	26,115
	2015	15.33	15.16	27,267
	2014	13.99	15.33	46,218
	2013	14.11	13.99	38,035
	2012	12.91	14.11	44,268
	2011	12.27	12.91	48,331
	2010	11.47	12.27	51,051
	2009	10.06	11.47	48,113
	2008	10.45	10.06	92,501
	2007	10.23	10.45	111,833
PIMCO VIT Low Duration	2016	12.40	12.40	90,152
	2015	12.54	12.40	99,973
	2014	12.61	12.54	123,060
	2013	12.81	12.61	152,279
	2012	12.27	12.81	184,111
	2011	12.31	12.27	207,047
	2010	11.86	12.31	198,199
	2009	10.61	11.86	81,304
	2008	10.81	10.61	180,239
	2007	10.21	10.81	88,522
PIMCO VIT Real Return	2016	13.50	14.00	191,948
	2015	14.07	13.50	209,784
	2014	13.84	14.07	245,201
	2013	15.46	13.84	306,084
	2012	14.42	15.46	395,652
	2011	13.10	14.42	386,013
	2010	12.29	13.10	455,161
	2009	10.53	12.29	484,630
	2008	11.49	10.53	690,186
	2007	10.53	11.49	416,962

57

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Royce Micro-Cap	2016	12.83	15.14	44,844
	2015	14.86	12.83	53,115
	2014	15.63	14.86	56,093
	2013	13.10	15.63	55,871
	2012	12.35	13.10	57,282
	2011	14.25	12.35	62,772
	2010	11.12	14.25	69,513
	2009	7.14	11.12	77,455
	2008	12.76	7.14	122,522
	2007	12.44	12.76	120,770

58

VARIFLEX LS® VARIABLE ANNUITY

SBL Variable Annuity Account VIII

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2017

Individual Flexible Purchase Payment Deferred
Variable Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001
1-800-888-2461

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497
1-800-888-2461

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variflex LS Variable Annuity dated May 1, 2017, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from Security Benefit by calling 1‑800‑888‑2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497.

2

General Information and History

For a description of the Variflex LS Variable Annuity individual flexible purchase payment deferred variable annuity contract (the “Contract”), Security Benefit Life Insurance Company (the “Company”), and the SBL Variable Annuity Account VIII (the “Separate Account”), see the Prospectus for the Contract . This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 401 — The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $5 4 ,000, or (b) 100% of the participant’s annual compensation. Salary reduction contributions to a cash-or-deferred 401(k) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer’s defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.
Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $18,000 for tax year 2017. The $18,000 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $6,000 can be made to a 403(b) annuity during the 2017 tax year. The $6,000 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2017 is the lesser of (i)  $54,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions—$18,000 in 2017 with a $6,000 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $18,000 elective contribution limit makes $9,000 in
3

contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,000 (for 2017) or (ii) 100% of the individual’s taxable compensation. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2017) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2017) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $54,000 (for 2017). Salary reduction contributions, if any, are subject to additional annual limits.
Section 457 — Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $18,000 or (ii) 100% of the employee’s includable compensation. The $18,000 limit may be adjusted for inflation in $500 increments for future tax years.
If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special “catch-up” amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a Section 457 plan established by a governmental employer during the tax year equal to $6,000.
The $6,000 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount and average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
4

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of 1, 5 or 10 years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures referred to as “Standardized total Return” are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of all charges including the mortality and expense risk charge and the administrative charge.
 Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre‑dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner’s Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Funds in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of Variable Annuity Account VIII at December 31, 2016, and for each of the specified periods ended December 31, 2016 and 2015, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105‑2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of Variable Annuity Account VIII at December 31, 2016, and for each of the specified periods ended December 31, 2016 and 2015, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

Consolidated Financial Statements
Security Benefit Life Insurance Company and Subsidiaries
 Years Ended December 31, 2016, 2015 and 2014
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Financial Statements
Years Ended December 31, 2016, 2015, and 2014

Report of Independent Auditors

The Board of Directors
Security Benefit Life Insurance Company
We have audited the accompanying consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
April 28, 2017

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31
	2016	2015
	(In Thousands, except as noted)
Assets
Investments:
Securities available for sale:
Fixed maturities ($16,347.6 million and $16,502.2 million in amortized cost for 2016 and 2015, respectively; includes
$4,213.6 million and $2,929.4 million related to consolidated
variable interest entities for 2016 and 2015, respectively)	$16,477,635	$16,013,677
Equity securities ($43.5 million and $103.8 million in
cost for 2016 and 2015, respectively)	47,663	103,285
Securities fair value option:
Fixed maturities	146,396	145,005
Equity securities	86	1,608
Mortgage loans	–	8,680
Notes receivable from related parties	3,967,197	2,568,594
Mortgage loans (includes $549.0 million and $0 related to
consolidated variable interest entities for 2016 and 2015,	1,652,037	1,300,795
respectively)
Policy loans	444,973	427,393
Cash and cash equivalents (includes $69.4 million and $1.7 million related to consolidated variable interest entities for 2016 and
2015, respectively)	994,320	584,481
Short-term investments	69,889	390,120
Call options	381,396	340,410
Other invested assets	260,535	246,644
Total investments	24,442,127	22,130,692

Accrued investment income (includes $46.6 million and $30.8
million related to consolidated variable interest entities for 2016
and 2015, respectively)	241,808	221,657
Accounts receivable	171,760	325,693
Reinsurance recoverable	2,458,624	2,581,887
Deferred tax asset	–	41,178
Property and equipment, net	44,446	45,745
Deferred policy acquisition costs	1,151,091	1,016,929
Deferred sales inducement costs	969,608	906,899
Value of business acquired	31,247	30,514
Other assets	131,717	99,702
Separate account assets	5,524,616	5,180,507
Total assets	$35,167,044	$32,581,403

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31
	2016	2015
	(In Thousands, except as noted)
Liabilities and stockholder's equity
Liabilities:
Policy reserves and annuity account values	$26,039,876	$23,504,494
Funds withheld	169,090	177,876
Accounts payable and accrued expenses (includes $4.7 million and $282.6 million related to consolidated variable interest
entities for 2016 and 2015, respectively)	181,760	595,153
Deferred income tax liability	157,264	–
Surplus notes payable	80,728	129,535
Notes payable related to commission assignments	68,998	97,095
Mortgage debt	21,001	24,041
Debt from consolidated variable interest entities	720,055	425,732
Long-term debt - SAILES 2-0, LLC	77,313	84,359
Other liabilities	296,936	214,729
Repurchase agreements	–	727,712
Separate account liabilities	5,524,616	5,180,507
Total liabilities	33,337,637	31,161,233

Stockholder's equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	1,248,492	1,248,492
Accumulated other comprehensive income (loss)	61,997	(143,498)
Retained earnings	511,918	308,176
Total stockholder's equity	1,829,407	1,420,170

Total liabilities and stockholder's equity	$35,167,044	$32,581,403

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31
	2016	2015	2014
		(In Thousands)
Revenues:
Net investment income	$1,092,029	$908,909	$724,572
Asset-based fees	65,964	71,844	75,501
Other product charges	170,593	154,231	110,237
Net realized/unrealized gains (losses), excluding
impairment losses on available-for-sale securities	(5,135)	(282,228)	189,208
Total other-than-temporary impairment losses on
available-for-sale securities and other invested assets	(3,156)	(5,082)	(6,361)
Portion of impairment losses on available-for-sale
bonds recognized in other comprehensive income	(79)	1,258	1,083
Other revenues	61,370	58,484	46,987
Total revenues	1,381,586	907,416	1,141,227

Benefits and expenses:
Index credits and interest credited to account balances	216,019	247,885	341,736
Other benefits	493,513	56,460	229,995
Total benefits	709,532	304,345	571,731

Commissions and other operating expenses	230,010	169,699	165,364
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	76,593	165,419	195,867
Interest expense	64,200	57,006	30,957
Total benefits and expenses	1,080,335	696,469	963,919

Income before income tax expense	301,251	210,947	177,308
Income tax expense	97,509	45,163	48,956
Net income	$203,742	$165,784	$128,352

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2016	2015	2014
		(In Thousands)
Net income	$203,742	$165,784	$128,352
Other comprehensive income (loss), net:
Net unrealized gains (losses) on available-for-sale
securities	411,676	(516,970)	208,494
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	(112,163)	141,565	(62,697)
Policy reserves and annuity account values	(94,018)	115,550	(49,451)
Total other comprehensive income (loss), net	205,495	(259,855)	96,346
Comprehensive income (loss)	$409,237	$(94,071)	$224,698

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
			(In Thousands)
Balance at January 1, 2014	$7,000	$523,492	$20,011	$132,440	$682,943
Net income	–	–	–	128,352	128,352
Other comprehensive income, net	–	–	96,346	–	96,346
Contribution from parent	–	325,000	–	–	325,000
Distributions/dividends paid	–	–	–	(118,400)	(118,400)
Balance at December 31, 2014	7,000	848,492	116,357	142,392	1,114,241
Net income	–	–	–	165,784	165,784
Other comprehensive loss, net	–	–	(259,855)	–	(259,855)
Contribution from parent	–	400,000	–	–	400,000
Balance at December 31, 2015	7,000	1,248,492	(143,498)	308,176	1,420,170
Net income	–	–	–	203,742	203,742
Other comprehensive income, net	–	–	205,495	–	205,495
Balance at December 31, 2016	$7,000	$1,248,492	$61,997	$511,918	$1,829,407

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31
	2016	2015	2014
		(In Thousands)
Operating activities
Net income	$203,742	$165,784	$128,352
Adjustments to reconcile net income to net cash and
cash equivalents provided by (used in) operating activities:
Net realized/unrealized (gains) losses	8,370	287,346	(182,166)
Amortization of investment premiums and discounts	(12,797)	(22,501)	(47,834)
Annuity and interest-sensitive life products –
interest credited to account balances	216,019	247,885	341,736
Depreciation and amortization	7,423	7,236	7,260
Policy acquisition costs deferred	(359,584)	(341,002)	(507,325)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and value of business
acquired, net of imputed interest	76,593	165,419	195,867
Net sales of fixed maturities, fair value option	1,286	46,348	59,285
Net purchases of equity securities, fair value option	(47)	(606)	–
Net sales of mortgage loans, at fair value	8,715	7,109	24,124
Change in funds withheld liability	(8,786)	(56,981)	(110,838)
Deferred income taxes	87,879	35,485	40,385
Change in annuity guarantees	358,096	171,132	266,433
Other changes in operating assets and liabilities	(80,599)	168,849	(244,271)
Net cash and cash equivalents provided by (used in) operating activities	506,310	881,503	(28,992)

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	11,370,677	5,909,655	2,805,558
Equity securities available for sale	107,298	46,136	98,955
Notes receivable from related parties	5,221,013	3,364,359	732,820
Mortgage loans	574,533	76,718	16,623
Call options	59,704	114,754	218,463
Other invested assets	82,416	107,915	168,966
	17,415,641	9,619,537	4,041,385
Acquisitions of investments:
Fixed maturities available for sale	(11,004,309)	(9,360,101)	(7,232,784)
Equity securities available for sale	(92,077)	(37,906)	(59,749)
Notes receivable from related parties	(6,620,840)	(3,776,009)	(1,540,495)
Mortgage loans	(1,038,759)	(848,564)	(69,383)
Call options	(179,295)	(140,521)	(290,930)
Other invested assets	(43,629)	(43,950)	(101,942)
	(18,978,909)	(14,207,051)	(9,295,283)

Net sales of short-term investments	312,496	(303,945)	115,181
Net decrease (increase) in policy loans	(17,580)	(14,205)	62,389
Net cash and cash equivalents used in investing activities	(1,268,352)	(4,905,664)	(5,076,328)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31
	2016	2015	2014
		(In Thousands)

Financing activities
Payments on mortgage debt and long-term debt	(230,752)	(153,019)	(187,189)
Issuance of notes payable related to commission
assignments and consolidated VIEs	436,612	198,615	612,460
Capital contribution from parent	–	400,000	325,000
Dividends paid to parent	–	–	(118,400)
Net change in repurchase agreements	(727,712)	486,517	113,660
Deposits to annuity account balances	4,559,381	3,263,565	4,747,434
Withdrawals from annuity account balances	(2,865,648)	(1,226,811)	(1,297,466)
Net cash and cash equivalents provided by financing activities	1,171,881	2,968,867	4,195,499

Increase (decrease) in cash and cash equivalents	409,839	(1,055,294)	(909,821)
Cash and cash equivalents at beginning of year	584,481	1,639,775	2,549,596
Cash and cash equivalents at end of year	$994,320	$584,481	$1,639,775

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest	$36,396	$29,455	$26,280
Income taxes	$11,700	$10,798	$28,818

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

1. Nature of Operations and Significant Accounting Policies
Nature of Operations
The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company) consist primarily of marketing and distributing annuities, retirement plans and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA). The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.
The Company offers a diversified portfolio of products comprised primarily of individual and group annuities, including fixed indexed annuities and retirement plan products through multiple distribution channels.
Basis of Presentation
The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; Gennessee Insurance Agency, LLC (Gennessee); Dunbarre Insurance Agency, LLC (Dunbarre); SAILES 2-0, LLC (SAILES); and the consolidated VIEs (see Note 3).
All intercompany accounts and transactions have been eliminated in consolidation.
Use of Estimates
The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed.  Significant estimates and assumptions include the valuation of investments; valuation of derivative financial instruments; determination of other-than-temporary impairments of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.
Investments
Fixed maturity investments include bonds, asset-backed securities and redeemable preferred stock.  Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated statements of comprehensive income, net of adjustments related to DAC, DSI, VOBA, policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.
Equity securities include common stock and non-redeemable preferred stock. Equity securities are classified as available for sale and are carried at fair value, with related unrealized gains and losses reflected as a component of AOCI, net of applicable income taxes.
The Company elects the fair value option for certain fixed maturity securities, commercial mortgage loans, and equity investments that are segregated to support the funds withheld reinsurance liability (see Note 10) and certain fixed maturity securities that have embedded derivative features. The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) on the consolidated statements of operations.
Realized capital gains and losses on sales of investments are determined using the average cost method. Unrealized capital gains and losses related to fair value option securities are reported as a component of net realized/unrealized gains (losses) on the consolidated statements of operations. Other-than-temporary impairments (OTTIs) are reported separately on the consolidated statements of operations.
To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
income. For debt securities where the Company does not expect to recover the amortized cost basis, does not plan to sell, or it is not more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in other comprehensive income (OCI).
The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.
Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations.
Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.
Restricted cash consists of cash pledged by the Company as collateral and cash held in accordance with SEC regulations for the exclusive benefit of customers. All restricted cash has been segregated from the Company’s operating cash accounts. At December 31, 2016, the Company held no restricted cash. At December 31, 2015, the Company held restricted cash of $3.6 million.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
The Company has agreed to provide a short-term loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 14.
Policy loans are reported at unpaid principal.
Asset and Liability Derivatives
The Company hedges certain exposures to interest rate risk and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income during the period of change.
The Company issues certain products that contain a derivative that is embedded in the product and must be accounted for under ASC 815, Derivatives and Hedging. Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized on the consolidated statements of operations.
The Company has entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on the insurance companies’ behalf. The Company pays heaped first commissions to field producers then receives monthly level commissions from the insurance companies for annuity contracts that continue to be in-force policies over a period of time. The assigned commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with FASB ASC 815, Derivatives and Hedging, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
The Company is party to agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties is reported on the consolidated balance sheets in cash and cash equivalents with a corresponding liability reported in other liabilities.
Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired
To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments (gross blended separate account return assumption of 7.7% for all years), withdrawal, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.
DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.
For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
Value of business acquired (VOBA) is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs.
Property and Equipment
Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.
The following is a summary of property and equipment at cost less accumulated depreciation as of December 31
	2016	2015
	(In Thousands)

Land	$5,630	$5,630
Land improvements	493	367
Building	46,716	46,321
Furniture	2,691	2,283
Data processing equipment	591	591
Computer software	3,211	3,515
Other	965	661
	60,297	59,368
Less accumulated depreciation	15,851	13,623
Net property and equipment	$44,446	$45,745

Accumulated depreciation deducted from investment in real estate amounted to $10.9 million and $9.2 million at December 31, 2016 and 2015, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires during 2018. Under this lease, certain operating expenses of the premises are the responsibility of the FHLB, while others are reimbursed to the Company (see Note 15).
In February 2013, SAILES 2-0, LLC (SAILES) acquired an airplane for other investment purposes. SAILES leases the airplane to an airline under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method over 25 years which approximates its estimated productive life. Depreciation on the asset in the amount of $5.2 million for each of the years ended December 31, 2016, 2015 and 2014 is included in commissions and other operating expenses on the consolidated statements of operations.
The following is a summary of the asset held at cost less accumulated depreciation for the years ended December 31:
	2016	2015
	(In Thousands)

Airplane	$145,000	$145,000
Less accumulated depreciation	(19,916)	(14,720)
	$125,084	$130,280

The asset is included in other invested assets on the consolidated balance sheets.
Business-Owned Life Insurance
The Company has invested in business-owned life insurance. The investment is carried in other assets on the consolidated balance sheets at net policy value of $20.2 million and $19.9 million at December 31, 2016 and 2015, respectively, with the change in net policy value recorded in other revenue of $0.6 million $0.3 million, and $0.1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
Company-Owned Life Insurance
The Company has invested in company-owned life insurance.  The investment is carried in other assets at net policy value of $26.0 million and $23.8 million at December 31, 2016 and 2015, respectively, with the change in net policy value recorded as an increase in/(reduction) of other benefits of $1.9 million, $0.1 million, and ($1.3) million for the years ended December 31, 2016, 2015 and 2014, respectively.
Separate Accounts
The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders by the Company, are excluded from the amounts reported on the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Product charge revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.
The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed living benefit (GLB) feature.
The Company issued to certain related parties funding agreements through separate accounts whereby the contract holders elect to invest in various investment options offered under the policy. Contract holders have the ability to take policy loans, which are secured by the policy, up to an amount specified in the policy. As of December 31, 2016 and 2015, separate account

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

investments

1. Nature of Operations and Significant Accounting Policies (continued)
funded through these agreements were $1,870.3 million and $1,494.0 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Policy loans related to these separate accounts totaled $352.0 million and $327.9 million as of December 31, 2016 and 2015, respectively, and are reported in policy loans on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees and interest on the policy loans issued to the contract holders.
Policy Reserves and Annuity Account Values
Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.
Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.0% to 4.5% during each of the years 2016, 2015, and 2014. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.
Policy reserves and annuity account values also include funding agreements of $652.5 million and $1,520.7 million at December 31, 2016 and 2015, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.
The Company offers fixed indexed annuity products with returns linked to the performance of certain indices. The fixed indexed annuity products also offer a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB. The GLWB and GMDB guarantees are accounted for as benefit

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit

1. Nature of Operations and Significant Accounting Policies (continued)
reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.
Reinsurance Agreements
The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.
Deferred Income Taxes
Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

1. Nature of Operations and Significant Accounting Policies (continued)
Recognition of Revenues
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. For mortgage-backed securities, included in the fixed maturity available-for-sale securities portfolios, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured notes other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.
Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.
Commissions include point-of-sale fees for retirement plan and variable annuity transactions and are recognized when earned. Service fees represent amounts earned under agreements with the investment advisors and/or underwriters of both affiliated and unaffiliated mutual funds.  These fees are accrued and paid on a monthly basis based on contractual agreements.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2016 or 2015.
Recently Issued Accounting Pronouncements
In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers. This authoritative guidance outlines a single comprehensive model for entities to use in accounting for revenue arising from

1. Nature of Operations and Significant Accounting Policies (continued)
contracts with customers, and supersedes most current revenue recognition guidance, including industry-specific guidance.  The core principle of the revenue standard is that an entity recognize revenue to reflect the transfer of a promised good or service to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for the good or service. The guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to fulfill a contract. Entities have the option of using either a full retrospective or a modified retrospective approach for the adoption of the new standard, which becomes effective for fiscal years beginning after December 15, 2016.
In August 2015, the FASB issued ASU 2015-14 Revenue from Contracts with Customers (Topic 606).  The amendments in this Update defer the effective date of Update 2014-09 for all entities by one year. Therefore, ASU 2014-09 will be effective for the Company’s fiscal year beginning January 1, 2018. During 2016, the FASB issued ASU 2016-08, 2016-10, and 2016-12 that are all further clarifications to ASU 2014-09. The Company is currently evaluating the impact of this revenue recognition guidance on the financial statements.
In February 2015, the FASB issued ASU 2015-2, which updated consolidation standards under ASC Topic 810, Consolidation. Under this update, a new consolidation analysis is required for VIEs, which limits the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. ASU 2015-02 eliminates some of the criteria under which the fees of investment managers and similar entities are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. During 2016, SBLIC adopted ASU 2015-02 on a modified retrospective approach for all periods

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

presented. The adoption did not result in a cumulative effect adjustment to the Company’s retained earnings. There is no impact to the consolidated financial statements upon adoption.
In January 2016, the FASB issued ASU 2016-01 Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the Fair Value Option (FVO) that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. The amendments in this Update are effective for fiscal years beginning after December 15, 2017. Earlier application is permitted. The Company is currently evaluating the impact of this ASU.

1. Nature of Operations and Significant Accounting Policies (continued)
In February 2016, the FASB issued ASU 2016-02, Leases. The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard is effective January 1, 2019 for the Company, with early adoption permitted. The Company is in the process of evaluating the impact of this new guidance.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new standard will become effective for the Company on January 1, 2021, with early adoption permitted in 2019. The Company is currently evaluating the impact of this new guidance on the financial statements, but does not expect it to have a material impact.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, gross unrealized gains and losses, fair values and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments and equity securities classified as available for sale, is as follows:

		December 31, 2016
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
			(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$405,327	$1,775	$6,675	$400,427	$–
Obligations of government-sponsored
enterprises	473,677	4,475	6,116	472,036	–
Corporate	6,422,515	129,141	53,168	6,498,488	(79)
Obligations of foreign governments	10,154	184	60	10,278	–
Municipal obligations	253,415	10,693	4,750	259,358	–
Commercial mortgage-backed	465,490	3,467	7,378	461,579	–
Residential mortgage-backed	115,321	1,981	1,197	116,105	–
Collateralized debt obligations	2,014	2,289	–	4,303	–
Other debt obligations(1)	8,199,696	133,815	78,450	8,255,061	–
Total fixed maturity investments	$16,347,609	$287,820	$157,794	$16,477,635	$(79)

Equity securities:
Communications	$25,066	$5,047	$–	$30,113	$–
Financial	802	136	–	938	–
Industrial	4	36	–	40	–
Mutual fund	8,438	88	1,154	7,372	–
Government	9,200	–	–	9,200	–
Total equity securities	$43,510	$5,307	$1,154	$47,663	$–

(1) Other debt obligations consist of other asset-backed securities, including collateralized loan obligations, and redeemable preferred stock.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

		December 31, 2015
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
			(In Thousands)
Fixed maturities:
U.S. Treasury securities and other U.S.
government corporations and agencies	$718,656	$19,428	$9,780	$728,304	$–
Obligations of government-sponsored
enterprises	591,312	12,887	6,390	597,809	–
Corporate	5,821,576	102,013	242,642	5,680,947	1,312
Obligations of foreign governments	19,034	293	70	19,257	–
Municipal obligations	471,829	30,109	9,055	492,883	–
Commercial mortgage-backed	532,289	5,618	4,415	533,492	–
Residential mortgage-backed	170,378	1,578	5,745	166,211	–
Collateralized debt obligations	13,257	2,255	14	15,498	–
Other debt obligations(1)	8,163,848	43,335	427,907	7,779,276	(54)
Total fixed maturity investments	$16,502,179	$217,516	$706,018	$16,013,677	$1,258

Equity securities:
Financial	$44,213	$3,373	$1,019	$46,567	$–
Mutual fund	8,324	–	1,691	6,633	–
Government	49,604	–	–	49,604	–
Consumer	1,648	–	1,167	481	–
Total equity securities	$103,789	$3,373	$3,877	$103,285	$–

(1) Other debt obligations consist of other asset-backed securities, including collateralized loan obligations, and redeemable preferred stock.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
The amortized cost and fair value of fixed maturity investments at December 31, 2016, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties
	Available for Sale
	Amortized	Fair
	Cost	Value
	(In Thousands)
Due one year or less	$43,534	$43,477
Due after one year through five years	3,380,102	3,384,014
Due after five years through ten years	1,505,028	1,529,204
Due after ten years	2,162,747	2,211,857
Mortgage-backed securities and other asset-backed
securities	9,256,198	9,309,083
	$16,347,609	$16,477,635

As of December 31, 2016 and 2015, there were 21 and 28 issuers, with a total amount of $6,099.0 million and $7,131.0 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder’s equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments and equity securities classified as available for sale with unrealized losses as of December 31, 2016 and 2015, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2016
			Greater Than or Equal
	Less Than 12 Months		to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$351,074	$6,165	$2,671	$510	$353,745	$6,675
Obligations of government-sponsored
enterprises	346,728	6,084	1,096	32	347,824	6,116
Corporate	879,562	24,448	459,719	28,720	1,339,281	53,168
Obligations of foreign governments	3,446	60	–	–	3,446	60
Municipal obligations	103,594	2,948	5,777	1,802	109,371	4,750
Commercial mortgage-backed	277,060	7,044	12,496	334	289,556	7,378
Residential mortgage-backed	22,926	442	32,700	755	55,626	1,197
Other debt obligations	1,889,868	41,693	1,599,117	36,757	3,488,985	78,450
Total fixed maturity investments, available for sale	$3,874,258	$88,884	$2,113,576	$68,910	$5,987,834	$157,794

Number of securities with unrealized losses		595		212		807
Percent investment grade (AAA through BBB-)		86%		67%		81%

Total equity securities available for sale	$–	$–	$6,983	$1,154	$6,983	$1,154

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2015
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$415,916	$9,780	$–	$–	$415,916	$9,780
Obligations of government-sponsored
enterprises	344,273	6,386	2,753	4	347,026	6,390
Obligations of foreign governments	8,672	70	–	–	8,672	70
Corporate	1,995,750	234,430	354,546	14,122	2,350,296	248,552
Municipal obligations	74,299	3,698	61,728	5,357	136,027	9,055
Commercial mortgage-backed	63,455	1,403	173,497	3,012	236,952	4,415
Residential mortgage-backed	113,690	5,139	12,986	606	126,676	5,745
Collateralized debt obligations	11,144	14	–	–	11,144	14
Other debt obligations	4,985,425	331,751	1,056,743	90,246	6,042,168	421,997
Total fixed maturity investments, available for sale	$8,012,624	$592,671	$1,662,253	$113,347	$9,674,877	$706,018

Number of securities with unrealized losses		799		207		1,006
Percent investment grade (AAA through BBB-)		90%		89%		90%

Total equity securities available for sale	$28,767	$3,877	$–	$–	$28,767	$3,877

The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. Because the Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost bases, which may be maturity, the Company does not consider those investments to be other than temporarily impaired at December 31, 2016 and 2015. For equity securities, the Company evaluated the near-term prospects of the issuer in relation to the severity and duration of the impairment. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2016 and 2015.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and (4) for equity securities, the Company’s ability and intent to hold the security until it recovers in value.  For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.
The following table provides a rollforward of accumulated credit losses for fixed maturity securities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended December 31:
	2016	2015	2014
		(In Thousands)
Balance at beginning of year	$(8,410)	$(6,176)	$(3,574)
Credit losses for which an other-than-temporary impairment
was not previously recognized	(2,954)	(2,703)	(5,278)
Reduction for securities sold during the year or intended to be sold	4,779	1,589	2,676
Additional credit loss impairments on securities previously impaired	(281)	(1,120)	–
Balance at end of year	$(6,866)	$(8,410)	$(6,176)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended December 31:

	2016	2015	2014
		(In Thousands)
Interest on fixed maturity investments, available for sale	$865,746	$765,917	$548,060
Interest on fixed maturity investments, fair value option	6,740	6,555	8,505
Interest on notes receivable from related parties	150,068	33,852	40,648
Dividends on equity securities	2,195	6,026	2,466
Dividends on equity securities, fair value option	–	97	51
Interest on mortgage loans	97,495	36,663	23,915
Interest on mortgage loans, fair value option	86	383	1,315
Interest on policy loans	29,135	26,868	27,605
Interest on short-term investments	17,709	90,159	72,281
Other	4,263	1,428	41,882
Total investment income	1,173,437	967,948	766,728
Less:
Investment expenses	74,582	51,803	30,474
Ceded to reinsurer	6,826	7,236	11,682
Net investment income	$1,092,029	$908,909	$724,572

Proceeds from sales of fixed maturity investments and equity securities available for sale and realized gains and losses are as follows for the years ended December 31:

	2016	2015	2014
	(In Thousands)
Proceeds from sales	$17,472,341	$7,568,251	$2,607,038
Gross realized gains	129,171	96,330	26,954
Gross realized losses	41,537	26,971	20,098

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of ceded reinsurance gains and associated amortization of DAC, DSI, and VOBA, consist of the following for the years ended December 31:

	2016	2015	2014
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$89,282	$69,122	$5,704
Equity securities	(1,648)	237	1,152
Other invested assets	43,506	20,515	12,047
Total net realized gains, available for sale	131,140	89,874	18,903

Realized gains (losses), fair value option:
Fixed maturity investments	(155)	(1,111)	(524)
Equity securities	–	8	–
Mortgage loans	727	(725)	–
Total net realized gains (losses), fair value option	572	(1,828)	(524)

Impairments:
OTTI of available-for-sale fixed maturity investments	(3,156)	(5,082)	(6,361)
Portion of OTTIs recognized in OCI	(79)	1,258	1,083
Total impairments	(3,235)	(3,824)	(5,278)

Other (losses) gains:
Derivatives	(78,606)	(345,781)	184,336
Fixed maturity investments, fair value option	1,894	(1,445)	11,490
Mortgage loans, fair value option	(683)	777	64
Equity securities, fair value option	39	(32)	83
Embedded derivatives	13,485	700	(11,637)
Foreign exchange losses on monetary asset	(51,862)	–	–
Total other (losses) gains	(115,733)	(345,781)	184,336
	12,744	(261,559)	197,437

Net ceded reinsurance (losses) gains	(572)	1,293	1,764
Related impact on DAC, DSI, and VOBA	(20,542)	(25,786)	(15,271)
Net realized/unrealized (losses) gains	$(8,370)	$(286,052)	$183,930

There were no outstanding agreements to sell securities at December 31, 2016.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

At December 31, 2016 and 2015, the Company pledged securities and cash with a market value of approximately $207.8 million and $1,093.6 million, respectively, as collateral in relation to its structured institutional products, for the line of credit with FHLB (see Note 15).
At December 31, 2016 and 2015, the Company pledged securities with a market value of approximately $274.4 million and $256.5 million, respectively, as collateral in relation to its reinsurance agreements (see Note 10).
At December 31, 2016 and 2015, available-for-sale bonds with a fair value of $4.3 million and $4.3 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:
	2016	2015
	(In Thousands)
Commercial mortgage loans	$1,645,460	$1,293,514
Commercial mortgage loans, at fair value (amortized cost of
$0 and $7,997 as of December 31, 2016 and 2015,
respectively)	–	8,680
Residential mortgage loans	6,577	7,281
Total carrying cost	$1,652,037	$1,309,475

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company periodically purchases and sells mortgage loans it has originated. The Company purchased $849.9 million and sold $8.6 million commercial mortgage loans during the year ended December 31, 2016. The Company purchased $822.7 million and sold $21.2 million commercial mortgage loans during the year ended December 31, 2015. The Company issued $1.8 million and sold no residential mortgage loans during the year ended December 31, 2016. The Company issued $240,000 and sold no residential mortgage loans during the year ended December 31, 2015.
The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages.
The commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows at December 31:
	2016		2015
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
West North Central	$599,473	36%	$331,737	25%
Foreign	396,044	24%	319,223	25
South Atlantic	230,982	14%	153,399	12
Pacific	206,692	13%	206,125	16
West South Central	89,282	5%	92,004	7
East North Central	76,520	5%	82,793	6
Mountain	17,001	1%	24,357	2
New England	12,248	1%	12,734	1
East South Central	9,816	1%	10,074	1
Middle Atlantic	7,402	–	69,748	5
Total	$1,645,460	100%	$1,302,194	100%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2016		2015
	Carrying		Carrying
	Amount	Percent of Total	Amount	Percent of Total
		(Dollars In Thousands)
Property type distribution
Childcare Center	$548,970	34%	$269,929	21%
Office	281,141	17	164,354	13
Retail	168,346	10	289,572	22
Multi-Family	129,307	8	149,895	12
Apartments	127,208	8	51,736	4
Stadium-Clubhouse	111,383	7	125,282	10
Industrial	106,766	6	111,484	8
Condominium	68,686	4	–	–
Hotel	49,198	3	110,070	8
Country Club	25,017	2	–	–
Hospitality	22,067	1	–	–
Self Storage	7,371	–	–	–
Mixed Use/Other	–	–	29,872	2
Total	$1,645,460	100%	$1,302,194	100%

The residential mortgages are concentrated in the United States. The debtors of these residential mortgages are all officers of the Company or the Company’s parent, Security Benefit Corporation (SBC).
The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating model. The Company’s internal rating analysis presents expected losses in terms of a Standard & Poor’s (S&P) bond equivalent rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the internal ratings downwards with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.
Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Among the criteria that would indicate a potential problem are imbalances in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:
	2016	2015
	(In Thousands)
A- and above	$925,764	$415,459
BBB+ thru BBB-	513,980	660,431
BB+ thru BB-	205,716	128,360
B+ and below	–	97,944
Total carrying value	$1,645,460	$1,302,194

The residential mortgage loan portfolio is monitored based on performance of the loans. The Company defines nonperforming residential mortgage loans as loans which are 90 days or greater delinquent or on non-accrual status. All of the residential mortgage loans were performing as of December 31, 2016 and 2015.
Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2016, there were no mortgage loans on non-accrual status. At December 31, 2015, there was one mortgage loan on non-accrual status.
The Company reviews the mortgage loan portfolio and analyzes the need for a valuation allowance. The Company did not have a valuation allowance as of December 31, 2016 and 2015 on the mortgage portfolio.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Repurchase Agreements
The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the Company repays the loan amount along with the additional agreed-upon interest, and the securities pledged are released from collateral. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other forms of collateral provided is sufficient to fund substantially all of the cost of purchasing replacement assets. The carrying value of the securities pledged for the repurchase agreements was $0 and $742.1 million as of December 31, 2016 and 2015, respectively. The repurchase obligation was $0 and $727.7 million as of December 31, 2016 and 2015, respectively, and is included in repurchase agreements on the consolidated balance sheets.
3. Variable Interest Entities
The Company has a variable interest in various types of special purpose vehicles (SPV). When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a relationship. Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
Collateralized Private Investment Vehicle – Secured Notes
During 2015 and 2016, the Company invested in secured notes for which it was determined to be the primary beneficiary in accordance with ASC 810, Consolidation. A secured note is an asset-backed note created when certain fixed maturity investments are packaged in a SPV. The SPV issues the secured notes which are backed by the SPV’s assets and their associated cash flows. As each secured note purchase represents a proportional interest in the SPV’s underlying assets, each noteholder is entitled to receive payments to the extent that payments are made on the underlying assets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

In consolidating the SPVs, the secured notes were eliminated as an investment while the underlying assets and liabilities of the SPVs were recorded on the consolidated balance sheets. In addition, all transactions between the Company and the SPVs were eliminated. The underlying fixed maturity investments are classified as available for sale and are marked to fair value. For certain secured notes, the Company recognizes a liability that represents the other noteholders’ interests in the secured notes. This debt is carried at amortized cost. The assets of each of the consolidated SPVs are held solely as collateral to satisfy the obligations of the SPV. If the Company were to liquidate, the assets of the SPV would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. Additionally, the other investors in the secured notes have no recourse to the Company’s general assets for the debt issued by the secured notes. Therefore such debt is not the Company’s obligation.
Collateralized Private Investment Vehicle – PPNs
During 2014, the Company invested in Principal Protected Notes (PPNs). A PPN is a loan-backed note created when fixed maturity securities are paired with other investments in a SPV. The SPV then issues the PPNs, which are backed by the SPV’s assets and entitle the investor to 100% of the cash flows (less fees) of those underlying assets. The Company is deemed to be the primary beneficiary and accordingly, has consolidated the SPVs that issued the PPNs.
In consolidating the SPVs, the PPNs are eliminated and the Company records the underlying assets of the SPVs on the Company’s consolidated balance sheets. In addition, all transactions between the Company and the SPVs have been eliminated. The underlying fixed maturity securities are classified as available for sale and have been marked to fair value.
Other Consolidated Assets
During 2016, the Company invested in a Real Estate Mortgage Investment Conduit (REMIC). This REMIC held a commercial mortgage loan and issued various tranches of pass through certificates to investors. The Company, together with its related parties, purchased more than 50% of a vertical strip of all the outstanding tranches. The Company holds the greatest share of the REMIC’s outstanding certificates, is therefore considered to be the primary beneficiary and, accordingly, has consolidated the REMIC’s financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

In consolidating the REMIC, the purchased certificates are eliminated and the Company records the underlying commercial mortgage loan of the REMIC on the Company’s consolidated balance sheets. The certificates owned by other investors are recorded as a liability on the Company’s consolidated balance sheets. In addition, all transactions between the Company and the REMIC have been eliminated.
The carrying amounts of the consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors of the Company do not have recourse are as follows as of December 31:
	2016
	Secured Notes	PPNs	Other Consolidated Assets	Total
	(In Thousands)

Cash	$68,907	$532	$–	$69,439
Fixed maturities, available for sale	3,801,831	380,832	30,949	4,213,612
Accrued investment income	32,182	11,833	2,624	46,639
Commercial mortgage loans	–	–	548,969	548,969
Total Assets	3,902,920	393,197	582,542	4,878,659

Debt from consolidated VIE	423,843	–	296,212	720,055
Accrued interest from consolidated VIE	3,248	–	1,495	4,743
Total Liabilities	$427,091	$–	$297,707	$724,798

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

	2015
	Secured Notes	PPNs	Other Consolidated Assets	Total
	(In Thousands)

Cash	$1,164	$532	$–	$1,696
Fixed maturities, available for sale	2,571,286	358,142	–	2,929,428
Accrued investment income	18,877	11,933	–	30,810
Accounts receivable	–	143	–	143
Total Assets	2,591,327	370,750	–	2,962,077

Debt from consolidated VIE	425,732	–	–	425,732
Accrued interest from consolidated VIE	3,017	–	–	3,017
Accounts payable	279,561	–	–	279,561
Total Liabilities	$708,310	$–	$–	$708,310

Unconsolidated Variable Interest Entities
The Company has a variable interest in a number of limited liability partnerships and companies, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not the primary beneficiary. The determination that the Company was not the primary beneficiary was based on the conclusion that the Company does not have the power to direct the activities that most significantly affect the VIE’s economic performance. Furthermore, the Company neither absorbs any significant losses nor has rights to a significant portion of any expected benefits of the VIEs. Except for amounts contractually required, the Company did not provide any further financial or other support to the VIEs.
The Company’s maximum exposure to loss of these VIEs is based on existing investments in and additional commitments made to these entities. The Company’s carrying amount of its investment in VIEs reported in other invested assets on the consolidated balance sheets was $85.5 million and $40.8 million at December 31, 2016 and 2015, respectively, compared to its maximum exposure to loss of $86.3 million and $41.9 million at December 31, 2016 and 2015, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $85.5 million and $105.5 million at December 31, 2016 and 2015, respectively. The Company’s share of current period net income of the unconsolidated entities included in net investment income (loss) was $4.1 million, ($3.8) million, and $26.7 million for the years ended December 31, 2016, 2015 and 2014, respectively.
4. Derivative Instruments
The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.
The Company recognizes all derivative financial instruments, such as interest rate swaps, currency forwards, call options and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.
The Company sells fixed indexed deferred annuity contracts, which guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of call options on the applicable indices to fund the index credits due to the index annuity policyholders. On the respective anniversary dates of the indexed annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting under ASC 815.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)
The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.
The Company has certain variable annuity GLB products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 Derivatives and Hedging and ASC 820, Fair Value Measurements. The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature. The determination of GLWB and GMDB guarantees on fixed indexed annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.
In addition, the Company is party to a coinsurance with funds withheld reinsurance arrangement with Guggenheim Life and Annuity Company (GLAC), a related party, (see Note 10) and a coinsurance agreement with an unrelated party. Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the segregated assets. The value of the embedded derivative in the coinsurance agreement is equal to the value of the embedded derivative in the fixed annuity product.
The Company has entered into currency forwards that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the call options is included in call options on the consolidated balance sheets. The fair value of the embedded derivative financial instruments is included in policy reserves and annuity account values on the consolidated balance sheets. The fair value of the embedded derivative within the coinsurance funds withheld arrangement and coinsurance agreement is included in other assets on the consolidated balance sheets. The fair value of the interest rate swaps and forwards are included in other invested assets on the consolidated balance sheets.
The fair value of the commission assignment embedded derivative is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value. Changes in fair value of the commission assignment embedded derivative are included in Net realized/unrealized gains (losses), excluding impairment losses on available-for-sale securities in the consolidated income statement. The fair value of the commission assignment embedded derivative is included in other assets on the consolidated balance sheets.
Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and maximum amount of loss due to credit risk (fair value) that the Company would incur if parties to the call options, swaps and forwards failed completely to perform according to the terms of the contracts as of December 31 are as follows:

				2016
Counterparty	Credit Rating (S&P)		Credit Rating (Moody’s)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A	-	A1	$172,266	$4,310
BNP Paribas	A		A1	951,508	17,104
Bank of America, N.A.	A	+	A1	1,082,135	51,418
Citibank, N.A.	A	+	A1	1,658,807	38,712
Goldman Sachs International	A	+	A1	673,300	11,342
JPMorgan Chase Bank, NA	A	+	Aa3	371,000	15,850
Merrill Lynch International	A	+	NA	77,170	3,241
Morgan Stanley & Co International PLC	A	+	A1	2,887,204	53,807
Morgan Stanley Capital Services LLC	A	+	A1	1,938,415	60,911
The Options Clearing Corporation	AA	+	N/A	308,301	5,168
The Royal Bank of Scotland PLC	BBB	+	A3	2,977,650	101,869
Societe Generale	A		A2	817,472	39,796
UBS AG	A	+	A1	715,976	17,711
				$14,631,204	$421,239

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

				2015
Counterparty	Credit Rating (S&P)		Credit Rating (Moody’s)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A	-	A2	$383,966	$5,676
BNP Paribas	A	+	A1	590,400	4,396
Bank of America, N.A.	A		A1	1,492,700	15,153
Citibank, N.A.	A		A1	824,998	16,635
Goldman Sachs	A		A1	362,200	1,896
JP Morgan Chase Bank, N.A.	A	+	Aa3	608,400	20,803
Morgan Stanley & Co. International PLC	A		A1	3,719,150	55,239
The Royal Bank of Scotland PLC	BBB	+	A3	3,073,850	170,952
Societe Generale	A		A2	1,711,000	56,507
UBS AG	A		Aa3	633,400	2,785
				$13,400,064	$350,042

Collateral posted by counterparties at December 31, 2016 and 2015, applicable to derivative instruments, was $252.8 million and $170.1 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents. This collateral is restricted as to its use. The obligation to repay the collateral is reflected on the consolidated balance sheets in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2016 and 2015, collateral posted by the counterparties under the tri-party arrangements was $186.2 million and $189.8 million, respectively, which is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2016	2015	2016	2015
	(In Thousands)

Interest rate swaps	$23,956	$4,968	$–	$–
Call options	381,396	340,410	–	–
Forwards	15,888	4,664	–	–
Embedded derivatives:
GMWB and GMAB reserves	–	–	16,394	10,632
Fixed indexed annuity contracts	–	–	986,544	946,809
Reinsurance contracts	4,351	5,115	–	–
Commission assignment	14,735	–	–	–
Total derivative financial instruments	$440,326	$355,157	$1,002,938	$957,441

The following table shows the change in the fair value of the derivative financial instruments on the consolidated statements of operations as of December 31:

	2016	2015	2014	Change of fair value reported in
		(In Thousands)
Interest rate swaps	$806	$(956)	$(41)	Net investment income
Call options	(78,606)	(345,781)	184,336	Net realized/unrealized gains (losses)
Forwards	11,224	2,918	1,746	Net realized/unrealized gains (losses)
Embedded derivatives:
GMWB and GMAB reserves	(5,762)	1,403	(2,958)	Other benefits
Fixed indexed annuity contracts	85,604	214,723	(41,981)	Other benefits
Reinsurance contracts	(764)	1,426	(11,514)	Net realized/unrealized gains (losses)
Commission assignment	14,735	–	–	Net realized/unrealized gains (losses)
Total change in derivative financial instruments	$27,237	$(126,267)	$129,588

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended December 31:

	2016	2015	2014
		(In Thousands)
Balance at beginning of year	$1,016,929	$629,962	$323,673
Cost deferred	359,584	341,003	507,325
Imputed interest	22,548	24,252	15,376
Amortized to expense	(148,270)	(76,199)	(164,328)
Effect of realized gains	(10,685)	(12,968)	(6,719)
Effect of unrealized (gains) losses	(89,015)	110,879	(45,365)
Balance at end of year	$1,151,091	$1,016,929	$629,962

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended December 31:

	2016	2015	2014
		(In Thousands)
Balance at beginning of year	$906,899	$823,007	$626,719
Costs deferred	107,713	101,682	299,361
Imputed interest	20,030	23,178	17,093
Amortization	27,125	(134,543)	(62,142)
Effect of realized gains	(9,536)	(12,394)	(7,469)
Effect of unrealized (gains) losses	(82,623)	105,969	(50,555)
Balance at end of year	$969,608	$906,899	$823,007

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended December 31:

	2016	2015	2014
	(In Thousands)

Balance at beginning of year	$30,514	$32,102	$35,588
Cost deferred	1,588	1,697	1,8035
Amortized to expense	386	(3,804)	(3,669)
Effect of realized gains	(321)	(424)	(1,083)
Effect of unrealized (gains) losses	(920)	943	(537)
Balance at end of year	$31,247	$30,514	$32,102

The weighted average amortization period is 18 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 5.34% for 2016, 2015 and 2014.
The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:
2017	$2,293
2018	2,638
2019	2,344
2020	2,128
2021	2,032

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows (in thousands):

	Pre-Tax	Tax	After-Tax
Other comprehensive income for the year ended December 31, 2014:
Unrealized gains on available-for-sale securities	$324,461	$(106,664)	$217,797
Reclassification adjustment for gains included in net income	(18,903)	6,169	(12,734)
OTTI losses recognized in earnings	6,361	(2,226)	4,135
OTTI losses recognized in other comprehensive income	(1,083)	379	(704)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(96,457)	33,760	(62,697)
Policy reserves and annuity account values	(76,079)	26,628	(49,451)
Total other comprehensive income for the year ended December 31, 2014	$138,300	$(41,954)	$96,346

Other comprehensive loss for the year ended December 31, 2015:
Unrealized losses on available-for-sale securities	$(695,296)	$245,362	$(449,934)
Foreign exchange adjustments on securities recorded at fair value	(13,593)	4,758	(8,835)
Reclassification adjustment for gains included in net income	(89,874)	29,188	(60,686)
OTTI losses recognized in earnings	5,082	(1,779)	3,303
OTTI losses recognized in other comprehensive income	(1,258)	440	(818)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	217,791	(76,226)	141,565
Policy reserves and annuity account values	177,769	(62,219)	115,550
Total other comprehensive loss for the year ended December 31, 2015	$(399,379)	$139,524	$(259,855)

Other comprehensive income for the year ended December 31, 2016:
Unrealized gains on available-for-sale securities	$748,304	$(262,887)	$485,417
Foreign exchange adjustments on securities recorded at fair value	12,949	(4,114)	8,835
Reclassification adjustment for gains included in net income	(131,140)	46,462	(84,678)
OTTI losses recognized in earnings	3,156	(1,105)	2,051
OTTI losses recognized in other comprehensive income	79	(28)	51
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(172,558)	60,395	(112,163)
Policy reserves and annuity account values	(144,643)	50,625	(94,018)
Total other comprehensive income for the year ended December 31, 2016	$316,147	$(110,652)	$205,495

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income

	Foreign Currency Translation Adjustment	Unrealized Gains (Losses) on Available-for-Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)

Accumulated other comprehensive income at January 1, 2014	$–	$20,011	$20,011
Other comprehensive income before reclassifications	–	104,945	104,945
Amounts reclassified from accumulated other comprehensive income(1)	–	(8,599)	(8,599)
Accumulated other comprehensive income at December 31, 2014	–	116,357	116,357

Other comprehensive loss before reclassifications	(8,835)	(193,637)	(202,472)
Amounts reclassified from accumulated other comprehensive income(1)	–	(57,383)	(57,383)
Accumulated other comprehensive loss at December 31, 2015	(8,835)	(134,663)	(143,498)

Other comprehensive income before reclassifications	8,835	279,287	288,122
Amounts reclassified from accumulated other comprehensive income(1)	–	(82,627)	(82,627)
Accumulated other comprehensive income at December 31, 2016	$–	$61,997	$61,997

(1)	The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available-for-sale securities are included in net realized/unrealized gains (losses) and income tax expense on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Employee Benefit Plans

Historically, the Company participated in a profit-sharing and savings plan (the Plan) sponsored by its parent company, SBC. Substantially all employees were eligible under this Plan. Effective January 1, 2015, the Company’s employees became employees of SBBS, which began providing many of the services required by the Company. The Company thus had no employees and made no direct contributions to the Plan during 2016 and 2015. Company contributions charged to operations attributable to the Plan for the year ended December 31, 2014 was $881,000, and are included on the consolidated statements of operations in commissions and other operating expenses.
Sales incentive compensation expense amounted to $10.9 million, $5.3 million, and $5.9 million for the years ended December 31, 2016, 2015 and 2014, respectively, and is included on the consolidated statements of operations in commissions and other operating expenses.
10. Reinsurance
Principal reinsurance assumed transactions are summarized as follows for the years ended December 31:
	2016	2015	2014
		(In Thousands)
Reinsurance assumed:
Premiums received	$17,598	$19,523	$23,493
Commissions paid	$2,236	$1,995	$2,521
Claims paid	$5,491	$9,769	$8,221
Surrenders paid	$71,925	$89,464	$96,606
Principal reinsurance ceded transactions are summarized as follows for the years ended December 31:
	2016	2015	2014
		(In Thousands)
Reinsurance ceded:
Premiums paid	$83,146	$87,209	$95,500
Commissions received	$4,158	$4,192	$5,138
Claim recoveries	$73,311	$75,471	$71,058
Surrenders recovered	$211,216	$231,706	$280,804

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

The Company is party to a coinsurance agreement with an unrelated party for certain individual fixed annuity and fixed indexed annuity contracts. At the same time the Company entered into this agreement, the Company also entered into an indemnity retrocession agreement through a coinsurance funds withheld reinsurance agreement with GLAC, whereby the Company ceded and GLAC assumed the same individual annuity contracts that the Company had coinsured.
The Company has ceded to GLAC reserves of $476.1 million and $494.3 million as of December 31, 2016 and 2015, respectively. These are recorded in policy reserve liability on the consolidated balance sheets.
The Company subsequently entered into an assumption reinsurance agreement to assume the previously mentioned annuity contracts converting those contracts to direct business.  The annuity contracts continue to be covered under the indemnity retrocession agreement ceded to GLAC after the contracts are converted to direct business. Annuity contracts having reserves of $322.3 million and $333.1 million have been converted to direct business as of December 31, 2016 and 2015, respectively and ceded to GLAC. Annuity contracts having reserves of $153.8 million and $161.2 million as of December 31, 2016 and 2015, respectively, continue as assumed by the Company from the unrelated party and ceded to GLAC.
The Company has ceded to Heritage Life Insurance Company, a related party, reserves of $1,435.0 million and $1,521.3 million as of December 31, 2016 and 2015, respectively. These are recorded in policy reserve liability on the consolidated balance sheets.
As of December 31, 2016 and 2015, the value of the Company’s funds withheld liability under all its reinsurance agreements was $169.1 million and $177.9 million, respectively.
At December 31, 2016 and 2015, the Company has receivables totaling $2,458.6 million and
 $2,581.9 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Life insurance in force ceded at December 31, 2016 and 2015 was $2,428.9 million and $2,552.0 million, respectively.
As of December 31, 2016 and 2015, the Company had $1,742.1 million and $1,838.7 million, respectively, of reserves that were uncollateralized by the reinsurer.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2016	2015
	(In Thousands)
Liabilities for investment-type insurance contracts:
Liabilities for individual annuities	$22,880,504	$19,353,589
Funding agreements	652,549	1,520,688
Other investment-type insurance contracts	1,297	1,255
Total liabilities for investment-type insurance contracts	23,534,350	20,875,532
Life and other reserves	2,505,526	2,628,962
Total policy reserves and annuity account values	$26,039,876	$23,504,494

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed indexed annuity contracts with GMDB invested in the general account as of December 31:

	2016			2015
	Account	Net Amount	Weighted-Average		Net Amount	Weighted- Average
	Value	at Risk	Attained Age	Account Value	at Risk	Attained Age
			(Dollars in Millions)

Rollup GMDB	$ 691	$ 101	72	$ 690	$ 69	71

The determination of GLWB and GMDB guarantees on fixed indexed annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed indexed annuity contract holders.
As of December 31, 2016 and 2015, the reserve liability for the GLWB guarantee was $940.1 million and $443.0 million, respectively, and the reserve liability for the GMDB guarantee was $21.9 million and $15.1 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

		2016			2015
		Net Amount at	Weighted-Average		Net Amount at	Weighted-Average
	Account Value	Risk	Attained Age	Account Value	Risk	Attained Age
			(Dollars in Millions)
Return of premium	$1,481	$20	64	$1,506	$26	64
Reset	128	1	58	128	1	57
Roll-up	134	62	70	138	66	69
Step-up	3,863	43	66	3,742	66	66
Combo	98	25	72	105	28	72
Subtotal	5,704	151	66	5,619	187	65
Enhanced	4	–	69	5	–	69
Total GMDB	$5,708	$151	66	$5,624	$187	65

The determination of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMAB and GMWB guarantees it provides for the benefit of variable annuity contract holders. The liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2016 and 2015 was $18.4 million and $21.6 million, respectively. The liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2016 and 2015 was $20.1 million and $7.7 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2016 and 2015 was $11.6 million and $6.3 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes

As of January 1, 2016, the Company was included in a consolidated Non-Life/Life federal income tax return filed by SBC. For the years ended December 31, 2015 and 2014, the Company filed separate federal income tax returns.  The Company is no longer subject to U.S. federal and state examinations by tax authorities for the years before 2013. The Internal Revenue Service is not currently examining any of the Company’s federal tax returns.
SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, SBLIC should receive from SBC $5.0 million for 2016 taxes, which is included in other assets on the consolidated balance sheets.
The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such deferred income taxes relate principally to reserves, DAC, DSI, VOBA, and unrealized capital gains and losses on fixed maturity investments available for sale.
As of December 31, 2016 and 2015, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded no interest expense for unrecognized tax benefits in 2016, 2015 and 2014.
Income tax expense consists of the following for the years ended December 31:
	2016	2015	2014
		(In Thousands)

Current income tax expense	$9,630	$9,678	$8,571
Deferred income tax expense	87,879	35,485	40,385
Income tax expense	$97,509	$45,163	$48,956

From a tax return perspective, the Company has $211.0 million of net operating loss carryforwards. Based on the Internal Revenue Code (IRC) Section 382 limitation calculation, the Company’s use of these net operating carryforwards is limited to $12.0 million per year. The Company believes it will be able to utilize the tax benefits associated with the net operating loss carryforwards.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The Company had no net operating loss carryforwards in states in 2016.

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended December 31:

	2016	2015	2014
		(In Thousands)

Federal income tax expense computed at statutory rate	$105,438	$73,832	$62,058
Increases (decreases) in taxes resulting from:
Valuation allowance	(37,948)	(31,596)	(28,228)
Dividends received deduction	(4,872)	(4,325)	(3,628)
Credits	–	–	(582)
Changes in uncertain tax positions	33,392	14,280	12,504
Prior period adjustments	1,654	(2,102)	6,260
Tax exempt interest	(446)	(5,427)	(1,336)
Other	291	501	1,908
Income tax expense	$97,509	$45,163	$48,956

“Credits” in the above table primarily result from foreign tax credits. “Other” in the above table includes nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2016	2015
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$716,872	$621,594
Net operating losses	–	401
Loss carryforward	–	37,457
Net unrealized losses on derivatives	–	6,689
Credit carryover	8,666	8,666
Net unrealized capital loss on investments	–	171,300
Rider fee	28,546	25,031
Other	9,034	4,981
Total deferred income tax assets	763,118	876,119
Valuation allowance	(2,488)	(40,436)
Net deferred income tax assets	760,630	835,683

Deferred income tax liabilities:
Deferred policy acquisition costs and deferred sales	705,747	643,694
inducements
Value of business acquired	10,936	10,680
Net unrealized capital gain on investments	43,157	41,833
Net unrealized gain on derivatives	28,062	–
Depreciation	42,133	41,865
Net unrealized deferred gain on investments	10,373	–
Commission accrual	31,123	36,092
Other	46,363	20,341
Total deferred income tax liabilities	917,894	794,505
Net deferred income tax assets (liabilities)	$(157,264)	$41,178

The oldest credit carryover will expire in 2021 and relates to low-income housing tax credits.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)
The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2016 and 2015, the Company recorded a $0 and $37.5 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years. In addition, as of December 31, 2016 and 2015, the Company recorded a valuation allowance of $2.5 million and $2.6 million, respectively, against a deferred tax loss that it does not expect will be recovered. The overall decrease in the valuation allowance of $37.9 million was primarily related to the decrease in the valuation allowance related to the sale of securities with unrealized built-in-losses that were limited under IRC Section 382, and the sale of securities which resulted in losses being realized during the year.
13. Fair Value Measurements
Fair Value Hierarchy
In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:
Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include certain cash equivalents, certain equity securities and certain separate account assets.
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market. Level 2 assets include certain cash equivalents, U.S. Treasury notes and bonds, other U.S. government securities, debt securities, certain asset-backed and mortgage-backed securities, certain options, certain equity securities, certain short-term investments, certain fixed maturity investments, and forwards that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models using inputs unobservable in the market, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include private placements, structured products, certain equity securities, certain short-term investments, certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs, reinsurance derivative assets/liabilities, certain fixed maturity investments, certain separate account assets, and commission assignment derivative assets. Level 3 liabilities include embedded derivative instruments.
Determination of Fair Value
Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.
Cash equivalents
Cash equivalents include securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.
Fixed Maturity Investments
The fair values of fixed maturity securities in an active and orderly market are determined by utilizing third party pricing services. The Company has regular interactions with its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

applicable market indices, or internal models with substantially observable inputs are included in Level 2.

13. Fair Value Measurements (continued)
The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.
Equity securities
Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.
Mortgage loans
Mortgage loans include commercial mortgage loans for which the Company elected the fair value option. The fair value of the mortgage loans is determined through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such loans. These assets are included in Level 3.
Short-term investments
Short-term investments include short-term notes receivable. Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 and 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)
Call options, forwards, and swaps
Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Forwards with fair values obtained from pricing services valued with market observable inputs are included in Level 2. Swaps with fair values obtained from counter parties valued with market observable inputs are included in Level 2.
Separate account assets
Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.
Reinsurance derivative asset/liability
The fair value of the reinsurance derivative is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.
Embedded derivatives – commission assignment
The fair value of the commission assignment embedded derivative is determined by comparing the current period updated actuarial projected future cash flows, discounted to present value, to the amortized cost of the base level commission payments on the reporting date. The main variables considered in the actuarial projected future cash flows include: (i) policies that remain in-force; (ii) persistency expectations; (iii) expected future cash flows related to the level commission payments; and (iv) discount rate. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Embedded derivatives – GMWB and GMAB reserves
The Company records guarantees for annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.
Embedded derivatives – fixed indexed annuity contracts
Fair values of the Company’s embedded derivative component of the fixed indexed annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories reported at fair value as follows:

		December 31, 2016
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
		(In Thousands)
Assets:
Cash equivalents	$854,317	$852,318	$1,999	$–
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	401,110	–	401,110	–
Obligations of government-sponsored enterprises	476,050	–	476,050	–
Corporate	6,560,983	–	1,877,227	4,683,756
Obligations of foreign governments	10,278	–	10,278	–
Municipal obligations	264,465	–	261,267	3,198
Commercial mortgage-backed	490,290	–	479,346	10,944
Residential mortgage-backed	118,391	–	109,372	9,019
Collateralized debt obligations	4,303	–	1,311	2,992
Other debt obligations	8,298,161	–	6,468,299	1,829,862
Total fixed maturity investments	16,624,031	–	10,084,260	6,539,771
Equity securities:
Financial	1,017	79	938	–
Communications	30,113	30,113	–	–
Government	9,200	–	–	9,200
Industrial	47	47	–	–
Mutual funds	7,372	7,372	–	–
Total equity securities	47,749	37,611	938	9,200

Short-term investments	69,889	–	67,713	2,176
Call options	381,396	–	381,396	–
Forwards	15,888	–	15,888	–
Swaps	23,956	–	23,956	–
Reinsurance derivative asset	4,351	–	–	4,351
Commission assignment derivative asset	14,735	–	–	14,735
Separate account assets	5,524,616	3,654,316	–	1,870,300
Total assets	$23,560,928	$4,544,245	$10,576,150	$8,440,533

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$16,394	$–	$–	$16,394
Fixed indexed annuity contracts	986,544	–	–	986,544
Total liabilities	$1,002,938	$–	$–	$1,002,938

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

		December 31, 2015
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
		(In Thousands)
Assets:
Cash equivalents	$546,200	$521,201	$24,999	$–
Fixed maturity investments:
U.S. Treasury securities and other U.S.	732,556	–	732,556	–
government corporations and agencies
Obligations of government-sponsored enterprises	601,065	–	601,065	–
Corporate	5,739,262	–	3,160,189	2,579,073
Obligations of foreign governments	19,258	–	19,258	–
Municipal obligations	496,605	–	493,014	3,591
Commercial mortgage-backed	552,152	–	475,034	77,118
Residential mortgage-backed	168,351	–	157,632	10,719
Collateralized debt obligations	16,295	–	16,295	–
Other debt obligations	7,833,138	–	4,764,117	3,069,021
Total fixed maturity investments	16,158,682	–	10,419,160	5,739,522
Equity securities:
Financial	48,175	–	45,525	2,650
Mutual fund	6,633	6,633	–	–
Government	49,604	–	–	49,604
Consumer	481	–	–	481
Total equity securities	104,893	6,633	45,525	52,735

Mortgage loans, fair value option	8,680	–	–	8,680
Short-term investments	390,120	–	75,416	314,704
Call options	340,410	–	340,410	–
Forwards	4,664	–	4,664	–
Reinsurance derivative asset	5,115	–	–	5,115
Separate account assets	5,180,507	3,686,555	–	1,493,952
Total assets	$22,739,271	$4,214,389	$10,910,174	$7,614,708

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$10,632	$–	$–	$10,632
Fixed indexed annuity contracts	946,809	–	–	946,809
Total liabilities	$957,441	$–	$–	$957,441

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2016 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2016	Included in Net Income(1)	Included in Other Comprehensive Income(3)	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2016	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$ 2,579,073	$ (3,234)	$ 211,524	$ 1,195,175	$ 701,218	$ 4,683,756	$ 1,145
Municipal obligations	3,591	(7)	(341)	(45)	–	3,198	–
Commercial mortgage-backed	77,118	(102)	18	2,896	(68,986)	10,944	(95)
Residential mortgage-backed	10,719	162	(111)	(1,751)	–	9,019	–
Collateralized debt obligations	–	44	(209)	(144)	3,301	2,992	–
Other debt obligations	3,069,021	1,506	177,190	(1,041,922)	(375,933)	1,829,862	(108)
Total fixed maturity investments	5,739,522	(1,631)	388,071	154,209	259,600	6,539,771	942

Equities:
Consumer	481	(1,648)	1,167	–	–	–	–
Financial	2,650	–	–	(2,650)	–	–	–
Government	49,604	–	–	(40,404)	–	9,200	–
Total equity securities	52,735	(1,648)	1,167	(43,054)	–	9,200	–

Mortgage loans, fair value option	8,680	717	(683)	(8,714)	–	–	–
Short-term investments	314,704	–	(16)	(312,512)	–	2,176	–
Reinsurance derivative asset	5,115	(764)	–	–	–	4,351	–
Commission assignment
derivative asset	–	14,735	–	–	–	14,735	–
Separate account assets(2)	1,493,952	150,148	–	226,200	–	1,870,300	–
Total assets	$ 7,614,708	$ 161,557	$ 388,539	$ 16,129	$ 259,600	$ 8,440,533	$ 942

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$ 10,632	$ 5,762	$ –	$ –	$ –	$ 16,394	$ –
Fixed indexed annuity contracts	946,809	(85,604)	–	125,339	–	986,544	–
Total liabilities	$ 957,441	$ (79,842)	$ –	$ 125,339	$ –	$ 1,002,938	$ –

(1)  Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)  Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)  Both realized gains (losses) and unrealized gains (losses) on available-for-sale securities are generally reported in net unrealized and realized gains (losses) on available-for-sale securities in the consolidated statements of comprehensive income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2016 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$2,612,052	$24,360	$1,199,174	$242,063	$1,195,175
Municipal obligations	–	–	–	45	(45)
Commercial mortgage-backed	2,925	–	–	29	2,896
Residential mortgage-backed	6,472	–	4,120	4,103	(1,751)
Collateralized debt obligations	–	–	–	144	(144)
Other debt obligations	1,493,637	(23)	978,498	1,557,038	(1,041,922)
Total fixed maturity investments	4,115,086	24,337	2,181,792	1,803,422	154,209

Equity securities:
Financial	–	–	2,650	–	(2,650)
Government	66,893	–	107,297	–	(40,404)
Total equity securities	66,893	–	109,947	–	(43,054)

Mortgage loans, fair value option	–	–	8,611	103	(8,714)
Short-term investments	2,192	–	314,704	–	(312,512)
Separate account assets	226,200	–	–	–	226,200
Total assets	$4,410,371	$24,337	$2,615,054	$1,803,525	$16,129

Liabilities:
Embedded derivatives:
Fixed indexed annuity contracts	$–	$144,325	$–	$(18,986)	$125,339
Total liabilities	$–	$144,325	$–	$(18,986)	$125,339

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2015 is as follows:
		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2015	Included in Net Income(1)	Included in Other Comprehensive Income(3)	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2015	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
				(In Thousands)
Assets:
Fixed maturity investments:
Obligation of government-
sponsored enterprises	$ 14,903	$ 17	$ (3,088)	$ (11,832)	$ –	$ –	$ –
Corporate	2,227,155	(1,722)	969,483	(642,952)	27,109	2,579,073	(138)
Municipal obligations	3,406	(7)	192	–	–	3,591	–
Commercial mortgage-backed	33,328	2,677	(1,558)	42,671	–	77,118	–
Residential mortgage-backed	1,441	45	(112)	9,345	–	10,719	–
Other debt obligations	2,783,302	14,125	1,313,855	(1,024,258)	(18,003)	3,069,021	152
Total fixed maturity investments	5,063,535	15,135	2,278,772	(1,627,026)	9,106	5,739,522	14

Equities:
Financial	2,533	–	117	–	–	2,650	–
Government	–	–	–	49,604	–	49,604	–
Warrants	13	15	(13)	(15)	–	–	–
Consumer	–	–	(1,167)	1,648	–	481	–
Total equity securities	2,546	15	(1,063)	51,237	–	52,735	–

Mortgage loans, fair value option	15,810	(798)	777	(7,109)	–	8,680	777
Short-term investments	62,374	(2,436)	831	253,935	–	314,704	–
Call options	52,732	(16,055)	–	(36,677)	–	–	(10,910)
Reinsurance derivative asset	3,689	1,426	–	–	–	5,115	–
Separate account assets(2)	1,464,320	(140,020)	–	169,652	–	1,493,952	–
Total assets	$ 6,665,006	$ (142,733)	$ 2,279,317	$ (1,195,988)	$ 9,106	$ 7,614,708	$ (10,119)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$ 12,035	$ (1,403)	$ –	$ –	$ –	$ 10,632	$ –
Fixed indexed annuity contracts	1,059,965	(214,722)	–	101,566	–	946,809	–
Total liabilities	$ 1,072,000	$ (216,125)	$ –	$ 101,566	$ –	$ 957,441	$ –

(1)    Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)    Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)    Both realized gains (losses) and unrealized gains (losses) on available-for-sale securities are generally reported in net unrealized and realized gains (losses) on available-for-sale securities in the consolidated statements of comprehensive income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2015 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Obligations of government-
sponsored enterprises	$266	$–	$12,098	$–	$(11,832)
Corporate	472,350	–	1,115,302	–	(642,952)
Commercial mortgage-backed	133,951	–	91,280	–	42,671
Residential mortgage-backed	10,792	–	1,447	–	9,345
Other debt obligations	1,036,649	–	2,060,907	–	(1,024,258)
Total fixed maturity investments	1,654,008	–	3,281,034	–	(1,627,026)

Equity securities:
Financial	241	–	241	–	–
Government	56,014	–	6,410	–	49,604
Consumer	1,648	–	–	–	1,648
Warrants	–	–	15	–	(15)
Total equity securities	57,903	–	6,666	–	51,237

Mortgage loans, fair value option	–	–	7,109	–	(7,109)
Short-term investments	316,475	–	62,540	–	253,935
Call options	–	–	36,677	–	(36,677)
Separate account assets	–	169,652	–	–	169,652
Total assets	$2,028,386	$169,652	$3,394,026	$–	$(1,195,988)

Liabilities:
Embedded derivatives:
Fixed indexed annuity contracts	$–	$114,986	$–	$(13,420)	$101,566
Total liabilities	$–	$114,986	$–	$(13,420)	$101,566

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Transfers of assets and liabilities measured at fair value between hierarchy levels for the year ended December 31, 2016 are as follows:

	Transfers out of Level 1 into Level 2	Transfers out of Level 1 into Level 3	Transfers out of Level 2 into Level 1	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 1	Transfers out of Level 3 into Level 2
			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$–	$–	$–	$767,041	$–	$65,823
Commercial mortgage-backed	–	–	–	–	–	68,986
Collateralized debt obligations	–	–	–	3,301	–	–
Other debt obligations	–	–	–	18,946	–	394,879
Total fixed maturity investments	$–	$–	$–	$789,288	$–	$529,688

Transfers of assets and liabilities measured at fair value between hierarchy levels for the year ended December 31, 2015 are as follows:
	Transfers out of Level 1 into Level 2	Transfers out of Level 1 into Level 3	Transfers out of Level 2 into Level 1	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 1	Transfers out of Level 3 into Level 2

			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$–	$–	$–	$46,065	$–	$18,956
Commercial mortgage-backed	–	–	–	–	–	–
Other debt obligations	–	–	–	55,148	-	73,151
Total fixed maturity investments	$–	$–	$–	$101,213	$–	$92,107

During 2016 and 2015, the majority of assets transferred into and out of Level 3 included those assets that the Company was or was not subsequently able to obtain a price from a recognized third-party pricing vendor, or incurred changes to the observability of inputs or valuation techniques.
The transfers between levels are determined as of the end of the period for which the transfer is completed.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.
	As of December 31, 2016
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$ 3,992,348	Discount Model	Credit Spread	145 - 1227 [307] basis points (bps)
	6,985		Discount Rate	5.9% - 29.4% [10.5%]
	233,005	Market Comparables	Credit Spread	185 - 400 bps [278]
	18,736		Loan to Cash Value	10.3x - 15.1x [15.1x]
	25,505	Waterfall Model	Cash Flows
	16,393	Trade Price	Recent Trade Price	100
	59	Distressed Pricing	Distressed Pricing	2.00%
	19	Recovery Analysis	Recovery Rate	1.00%
Other debt obligations	1,022,534	Discount Model	Credit Spread	145 - 290 [181] bps
	6,083		Discount Rate	6.75% - 7.75% [6.9%]
	122,417	Underlying Pricing Model	Market Value of Underlying	100.56
			Investments
	10,242	Market Comparables	Credit Spread	390 - 606 [403] bps
	68,159		Yield	378 - 801 [553] bps
	44,083	Trade Price	Recent Trade Price	100
	1,588	Residual Equity	Residual Equity
Total fixed maturities	5,568,156

Short-term investments	2,040	Trade Price	Recent Trade Price	100
Reinsurance derivative asset	4,351	See Note (1)
Commission assignment
derivative asset	14,735	Income Approach	Years discounted	0.00 yrs - 9.92 yrs
			Risk Adjusted Discount Rate	7.00%
Separate account assets	1,870,300	Revenue Multiples	Projected Revenues	5.5x - 6.0x [5.75x]
		Discounted Cash Flow	Discount Rate	620 - 825 [701] bps
		Land Sale Comparison	Value per Buildable Square Footage	$22.00 - 335.00 [233.68]
		See Note (3)
Total assets	$ 7,459,582	See Note (2)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	As of December 31, 2016
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
			(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$ 16,394	Discounted cash flows	Own credit spread	1.15%
			Long-term equity market	Market Consistent
			volatility
			Risk margin	5.00%
Fixed index annuity contracts	986,544	Discounted cash flows	Own credit spread	1.15%
			Risk margin	0.13% - 0.17%
Total liabilities	$ 1,002,938

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	As of December 31, 2015
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$ 2,345,423	Discount Model	Credit Spread	86 - 1,269 [351] basis
				points (bps)
	12,662		Discount Rate	8.5% [8.5%]

	17,508	Underlying Pricing Model	Credit Spread	210 - 260 [241] bps
	29,762	Trade Price	Recent Trade Price	100
	8,438	Market Comparables	Credit Spread	12% - 14% [13%]
			Yield	155 - 291 [229]
			Loan to Cash Value	2.5x
	441	Distressed Pricing	Distressed Pricing	2 - 71 [18]
Other debt obligations	1,805,214	Discount Model	Credit Spread	145 - 1,177 [280] bps
	279,213	Underlying Pricing Model	Market Value of Underlying	86 - 99 [92]
			Investments
	55,549	Discount Model	Discount Rate	7.3% - 13.8% [10.0%]
	5,189	Residual Equity	Residual Equity
Total fixed maturities	4,559,399
Equity securities - Financial	481	Market Comparables	Market Comparables	73
Mortgage loans, at fair value	8,680	Underlying Pricing Model	Credit Spread	100 - 400 [217] bps
Short-term investments	301,978	Short Term Loan	Par
	12,726	Trade Price	Recent Trade Price	100
Reinsurance derivative asset	5,115	See Note (1)
Separate account assets	1,493,952	Revenue Multiples	Projected Revenues	5.5x - 6.0x [4.75x]
		Discounted Cash Flow	Discount Rate	370 - 825 [424] bps
		Land Sale Comparison	Value per Buildable Square Footage	$21.84 - 325 [190.85]
		Stale Price	Par
		See Note (3)
Total assets	$ 6,382,331	See Note (2)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	As of December 31, 2015
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$ 10,632	Discounted cash flow	Credit spread	1.35%
			Long-term equity market volatility	Market Consistent
			Risk margin	5.00%
Fixed index annuity contracts	946,809	Discounted cash flow	Credit spread	1.35%
			Risk margin	0.13% – 0.17%
Total liabilities	$ 957,441

(1)
Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative (see Note 4).

(2)	The table above excludes certain securities for which the fair value of $981.0 million and $1,232.4 million as of December 31, 2016 and 2015, respectively, was based on non-binding broker quotes.
(3)
Separate account investments in partnerships for which the fair value as of December 31, 2016 and 2015 was determined through the manager’s representation of the fair value of the underlying investments.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.
Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:
	December 31, 2016
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,652,037	$1,667,972	$–	$–	$1,667,972
Notes receivable from related parties	3,967,197	3,967,197	–	2,672,803	1,294,394
Policy loans	444,973	458,995	–	–	458,995
Business-owned life insurance	20,165	20,165	–	–	20,165
Company-owned life insurance	26,035	26,035	–	–	26,035
Supplementary contracts without life
contingencies	(41,003)	(30,337)	–	–	(30,337)
Individual and group annuities	(5,696,170)	(5,597,694)	–	–	(5,597,694)
Debt from consolidated VIEs	(720,055)	(690,196)	–	–	(690,196)
Notes payable related to commission
assignments	(68,998)	(68,998)	–	–	(68,998)
Surplus notes payable	(80,728)	(120,811)	–	–	(120,811)
Long-term debt SAILES 2-0, LLC	(77,313)	(78,792)	–	–	(78,792)
Mortgage debt	(21,001)	(19,755)	–	–	(19,755)
Separate account liabilities	(5,524,616)	(5,524,616)	(4,030,664)	–	(1,493,952)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	December 31, 2015
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,300,795	$1,314,719	$–	$–	$1,314,719
Notes receivable from related parties	2,568,594	2,568,594	–	–	2,568,594
Policy loans	427,393	440,478	–	–	440,478
Business-owned life insurance	19,914	19,914	–	–	19,914
Company-owned life insurance	23,829	23,829	–	–	23,829
Supplementary contracts without life
contingencies	(22,794)	(19,734)	–	–	(19,734)
Individual and group annuities	(5,180,134)	(5,020,932)	–	–	(5,020,932)
Debt from consolidated VIEs	(425,732)	(373,136)	–	–	(373,136)
Notes payable related to commission
assignments	(97,095)	(97,095)	–	–	(97,095)
Surplus notes payable	(129,535)	(162,836)	–	–	(162,836)
Long-term debt SAILES 2-0, LLC	(84,359)	(85,955)	–	–	(85,955)
Mortgage debt	(24,041)	(23,985)	–	–	(23,985)
Repurchase agreements	(727,712)	(727,712)	(727,712)	–	–
Separate account liabilities	(5,180,507)	(5,180,507)	(3,686,555)	–	(1,493,952)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments not measured at fair value but for which fair value is disclosed:
Mortgage loans – The carrying amounts of the residential mortgage loans reported on the consolidated balance sheets approximate their fair values. Fair values of the commercial mortgage loans not held under the fair value option are estimated using discounted cash flow analyses based on a variety of factors, including credit spreads, duration of the loans and prepayment terms and assumptions.
Notes receivable from related parties – The carrying amounts of certain notes receivable from related parties reported on the consolidated balance sheets for these instruments approximate their fair value. Fair values of certain notes receivable from related parties are valued with models that use market observable inputs.
Policy loans – Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Business-owned life insurance and company-owned life insurance – The carrying amounts reported on the consolidated balance sheets for these instruments approximate their fair value.
Supplementary contracts without life contingencies – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing on the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.
Individual and group annuities – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing on the consolidated balance sheets.
Debt from consolidated VIEs – Fair values are estimated using discounted cash flow analyses.
Notes payable related to commission assignments – The carrying amounts reported on the consolidated balance sheets for these instruments approximate their fair values.
Surplus notes payable, long-term debt and mortgage debt – Fair values are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.
Repurchase agreements – The carrying amounts reported on the consolidated balance sheets for these instruments approximate their fair values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)
Separate account liabilities – The fair values of the separate account liabilities are estimated based on the fair value of the related separate account assets, as these are considered to be pass-through contracts. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities.
14. Commitments and Contingencies
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $22.9 million and $29.4 million at December 31, 2016 and 2015, respectively, over the next several years as required by the general partner.
As of December 31, 2016 and 2015, the Company had committed up to $774.0 million and $667.0 million, respectively, in unfunded bridge loans, unfunded revolvers, and other private investments.
Expected future minimum rent income related to the noncancelable portion of the FHLB and SAILES operating leases (see Note 1) to be received as of December 31 are as follows (in thousands):
2017	$17,353
2018	16,637
2019	16,398
2020	16,398
2021	16,398
Thereafter	51,927
The amounts received under both leases are recorded in other revenues on the consolidated statement of operations.
Guarantees of related parties: The Company provided payment guarantees on behalf of its related party, SE2, LLC (SE2), to certain SE2 customers for all obligations and liabilities arising or incurred under the third-party administration agreements between such customers and SE2.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies (continued)

Other legal and regulatory matters: The Company is party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise.  Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.
15. Debt
Line of Credit
At December 31, 2016, the Company has access to a $601.1 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (.75% at December 31, 2016). The Company had no borrowings under this line of credit at December 31, 2016 and 2015. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2016.
The Company has outstanding surplus notes with a carrying value of $80.7 million and $129.5 million at December 31, 2016 and 2015, respectively. The surplus notes consist of $50.0 million of 8.75% notes issued in May 1996 and matured and paid off on May 15, 2016, and $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Debt (continued)

Gennessee had a note outstanding of $31.0 million as of December 31, 2016, which bears interest at a rate of 7.0%, maturing August 15, 2025. Gennessee had notes outstanding of $44.2 million as of December 31, 2015, which bore interest with rates ranging from 6.0% to 9.0%, and with maturities ranging from January 20, 2016 to January 31, 2017. The Company paid interest on these notes of $3.0 million and $3.7 million for the years ended December 31, 2016 and 2015, respectively.
Dunbarre had notes outstanding as of December 31, 2016 and 2015 of $38.0 million and $52.9 million, respectively, which bear interest with rates ranging from 7.0% to 8.0%, and with maturities ranging from March 21, 2017 to June 15, 2025. The Company paid interest on these notes of $3.5 million and $5.2 million during the years ended December 31, 2016 and 2015, respectively.
SAILES had a long-term note outstanding with a related party as of December 31, 2016 and 2015 of $77.3 million and $84.4 million, respectively, which bears interest at a rate of 6.0% per annum and matures on February 28, 2025. The loan amortizes quarterly in arrears to the final maturity date.
At December 31, 2016, future principal payments for the years ending December 31 are as follows (in thousands):
2017	$7,490
2018	7,950
2019	8,437
2020	8,955
2021	9,505
Thereafter	34,976
$77,313

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Debt (continued)

Mortgage Debt

The primary mortgage financing for the Company’s home office property was arranged through FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from FHLB for the portion of the premises that it presently occupies.
The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600, including $62,805 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises.
The outstanding mortgage balance at December 31, 2015 and 2014, of $24.0 million and $27.0 million, respectively, is reflected in the assets of the Company by reducing its investment in real estate as an encumbrance. Mortgage loan interest expense paid for the years ended December 31, 2015 and 2014, was $1.7 million and $1.9 million, respectively. This amount is reported as a reduction of net investment income in the statements of operations.
At December 31, 2016, consolidated future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):
2017	$3,266
2018	5,835
2019	3,120
2020	3,336
2021	3,568
Thereafter	1,876
$21,001

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Debt (continued)

Interest expense as presented on the consolidated statements of operations consisted of the following for the year ended December 31:

	2016	2015	2014
		(In Thousands)
Debt/notes payable:
Surplus note interest	$10,283	$13,893	$13,665
Consolidated VIE interest	36,281	23,848	3,402
Commission assignment interest	6,558	9,347	5,247
SAILES interest	5,352	5,802	6,245
Mortgage interest	1,522	1,710	1,908
Total debt/notes payable interest	59,996	54,600	30,467
Repurchase agreement interest	3,221	2,399	640
Other interest	983	7	(150)
Total	$64,200	$57,006	$30,957

16. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).
The Company reported amounts receivable from parent, subsidiaries and affiliates of $0.7 million and $1.2 million at December 31, 2016 and 2015. The Company reported amounts payable to parent, subsidiaries and affiliates of $30.6 million and $7.2 million at December 31, 2016 and 2015, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.
The Company occasionally receives loan representation fees, origination fees, and commitment fees for performing activities related to the creation of a new loan. These fees are deferred and amortized into income over the life of the loan. The Company received $1.5 million and $3.6 million for the years ended December 31, 2016 and 2015, respectively, in fees from related parties. The Company recognized income for these fees of $835,000 and $345,000 for the years ended December 31, 2016 and 2015, respectively, which is included in other revenues on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

The Company paid $10.6 million and $17.3 million for the years ended December 31, 2016 and 2015, respectively, for loan origination costs with related parties. These loan origination costs are deferred and amortized over the life of the loan. The Company recognized amortization expense of $2.1 million and $834,000 for the years ended December 31 2016, and 2015, respectively, which is included in commissions and other operating expenses on the consolidated statements of operations.

As of December 31, 2016 and 2015, the Company had the following investments in related parties with interest rates ranging from 3.7% to 7.5% and maturity dates ranging from January 2017 through November 2019. These investments are included in notes receivable from related parties on the consolidated balance sheets:

	2016	2015
	(In Thousands)

ACS Holdings, LLC	$–	$206,200
Cain Hoy Enterprises, LLC	–	275,500
CBAM Funding 2016-1, LLC	570,400	–
CH Funding, LLC	231,126	–
CPD Funding 2016-1, LLC	294,000	–
Four Six Four Aircraft, LLC	3,000	220,245
Steamboat Portfolio Trust, LLC (formerly
LSBF Holdings, LLC)	–	260,000
McLean Funding, LLC	580,000	–
Note Funding 1892, LLC	402,876	428,460
Note Funding 1892-2, LLC	358,322	–
PD Holdings, LLC	262,867	174,389
Canon Portfolio Trust, LLC (formerly SBC
Funding II, LLC)	259,000	253,762
SCF Funding, LLC	183,426	–
Stonebriar Commercial Finance, LLC	472,086	–
Other	350,094	750,038
	$3,967,197	$2,568,594

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)
As of December 31, 2016 and 2015, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets.
	2016	2015
	(In Thousands)

American Media Productions, LLC	$373,998	$270,760
Cain Hoy Enterprises, LP	273,944	266,548
Delaware Life Insurance Company	243,808	211,789
Efland Funding, LLC	224,034	273,412
Four Six Four Aircraft, LAK	187,947	–
5180-2 CLO, LP	328,540	642,989
Maranon Loan Funding, LTD	191,531	–
Mayfair Portfolio Trust, LLC	235,000	–
SCF Realty Capital Master Trust	280,333	–
Steamboat Portfolio Trust, LLC (formerly
LSBF Holdings, LLC)	233,000	–
Stonebriar Holdings, LLC	271,000	–
Wanamaker Portfolio Trust, LLC (formerly
SBC Funding, LLC)	481,000	463,519
Other	1,828,102	938,411

The Company has contracted with Guggenheim Partners Investment Management, LLC (GPIM) to perform investment advisory services. The Company paid fees of $13.0 million, $27.2 million, and $21.5 million associated with the services performed for the years ended December 31, 2016, 2015 and 2014, respectively. These fees are included in commissions and other operating expense on the consolidated statements of operations.
The Company entered into commission assignment agreements with Searcy Insurance Agency, LLC, South Blacktree Agency, LLC, and Saganaw Insurance Agency, LLC, affiliated companies, making payments of $121.4 million, $138.9 million, and $141.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

The Company received payments under administrative service agreements of $10.2 million, $11.2 million, and $12.9 million from affiliate sponsored mutual funds, for the years ended December 31, 2016, 2015 and 2014, respectively. These fees are included in asset based fees on the consolidated statements of operations.
The Company received $16.0 million, $16.0 million, and $15.2 million for the years ended December 31, 2016, 2015 and 2014, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues on the consolidated statements of operations.
The Company paid $214.9 million, $121.2 million, and $67.8 million for the years ended December 31, 2016, 2015 and 2014, respectively, to various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses on the consolidated statements of operations.
The Company received $400.0 million as a capital contribution from SBC during 2015.
17. Statutory Financial Information and Regulatory Net Capital Requirements
The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department). The State of Kansas has adopted the National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.
The State of Kansas has granted its approval of a permitted accounting practice for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. In addition, the corresponding reserve liabilities that are hedged by the eligible derivative assets are calculated under Actuarial Guideline (AG) 35, whereas the permitted practice allows the reserves to assume the market value of the eligible derivative assets associated with the

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized. This permitted practice will expire on September 30, 2017, unless extended by the Commissioner of the Department.
The Department has also granted the Company approval of a permitted accounting practice to reset, effective with the 2016 Annual Statement, unassigned surplus to zero in accordance with SSAP No. 72 – Surplus and Quasi-Reorganizations (SSAP No. 72) following its change of control on January 31, 2017 discussed in footnote 18.
The combined impact of these permitted practices, including the impact of income taxes, was to increase statutory surplus by $28.6 million and $75.8 million as of December 31, 2016 and 2015, respectively.
The Company offers riders on its fixed indexed annuities (FIAs) which provide for future withdrawal and death benefits. In accordance with the NAIC’s Accounting Practices and Procedures Manual, the FIAs with riders should be reserved for under revised Actuarial Guideline 33 (AG33). In 2012, the Company requested and received approval from the Department to use an alternative methodology to reserve for these contracts under the Practical Considerations section of AG33. The reserve held at December 31, 2016 for FIAs with riders issued prior to February 1, 2015 was based on Actuarial Guideline 43 (AG43), the approved alternative method for these contracts. AG43 is a principles-based reserving methodology which requires ongoing review of and updates to the assumptions. The Company closely monitors developing experience on this type of business as well as any new emerging industry information. The Company adjusts its AG43 assumptions when it determines it is reasonable and appropriate and reports the results of its experience analysis to the Department. During the fourth quarter 2014 review of the Company’s AG43 statutory reserving assumptions and methodology with respect to FIAs with riders, management determined that certain lapse, income utilization and investment assumptions should be strengthened over time. The Company recorded a portion of the reserve increase in 2014 and the Company and the Department agreed to phase-in the remaining reserve increase related to strengthening these assumptions over a five year period from 2015 to 2019. In addition to the 2016 scheduled amount, the Company also recorded the remainder of the reserve strengthening scheduled for 2017 to 2019, as of December 31, 2016. For FIAs with riders issued on or after February 1, 2015, the AG33 reserving methodology has been utilized.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

Statutory capital and surplus, including surplus notes (see Note 15) of SBLIC, was $1,561.7 million and $1,286.4 million at December 31, 2016 and 2015, respectively. Statutory net income (loss) of SBLIC was ($81.0) million, $75.4 million, and $122.1 million for the years ended December 31, 2016, 2015 and 2014, respectively.
Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.
At December 31, 2016, the Company’s statutory adjusted capital per the RBC calculation is $1,974.3 million as compared to its company action level RBC of $522.0 million and its authorized control level RBC of $261.0 million.
The Company may not, without notice to the Commissioner and (A) the expiration of 30 days without disapproval by the Commissioner or (B) the Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus. In 2016, the Company was not allowed to pay dividends without the approval or non-disapproval of the Commissioner.
SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness)  and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)
At December 31, 2016, SD had net capital of $20.5 million, which was $18.3 million in excess of its required net capital of $2.2 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD's ratio of aggregate indebtedness to net capital was 162.32 to 1 at December 31, 2016.
18. Subsequent Events
Subsequent events have been evaluated through April 28, 2017, which is the date the financial statements were issued.
Effective January 31, 2017, SBC contributed to SBL Holdings, Inc., a Kansas Corporation, all of the outstanding common stock of the Company. In addition, the Company experienced a change of control in its ultimate parent. This change of control provides the Company with the option to go through a purchase accounting process which may result in adjustments to the financial statements of certain companies in the group. Management is evaluating the effect of purchase accounting on the Company’s financial statements but an estimate of the impact on these statements cannot be made at this time. Effective February 22, 2017, SBL Holdings, Inc. converted to a Kansas limited liability company.
On February 27, 2017, the Company received a capital contribution of $450.0 million from its parent, SBL Holdings, LLC. For statutory reporting purposes, the Company established a receivable for the capital contribution as of December 31, 2016.
85

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2016, 2015, and 2014

Report of Independent Auditors on Schedules

The Board of Directors
Security Benefit Life Insurance Company
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and have issued our report thereon dated April 28, 2017 (included elsewhere in this Registration Statement). Our audits also included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.
In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.
/s/ Ernst & Young LLP
April 28, 2017

Security Benefit Life Insurance Company and Subsidiaries

Schedule I – Summary of Investments
Other Than Investments in Related Parties

As of December 31, 2016

		December 31, 2016
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
Securities available-for-sale:		(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$405,327	$400,427	$400,427
Obligations of government-sponsored
enterprises	473,677	472,036	472,036
Corporate	3,097,270	3,166,169	3,166,169
Foreign governments	10,154	10,278	10,278
Municipal obligations	253,415	259,358	259,358
Commercial mortgage-backed	465,490	461,579	461,579
Residential mortgage-backed	115,321	116,105	116,105
Collateralized debt obligations	2,014	4,303	4,303
Other debt obligations	6,652,014	6,705,603	6,705,603
Total fixed maturities	$11,474,682	$11,595,858	$11,595,858

Equity securities:
Communications	$25,066	$30,113	$30,113
Financial	802	938	938
Industrial	4	40	40
Government	9,200	9,200	9,200
Total equity securities	$35,072	$40,291	$40,291

Securities Fair Value Option:
Fixed maturities	$139,511	$139,852	$139,852
Equity securities	47	86	86

Notes receivable from related parties	–	–	–
Mortgage loans	1,294,861	1,312,957	1,294,861
Policy loans	444,973	351,993	92,980
Cash and cash equivalents	994,320	994,320	994,320
Short-term investments	69,911	69,890	69,890
Call options	615,067	381,396	381,396
Other invested assets	80,426	80,426	80,426
	$15,148,870	$14,967,069	$14,689,960

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III – Supplementary Insurance Information

As of December 31, 2016, 2015, and 2014 and for Each of the Years Then Ended

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2016:
Life insurance	$ 1,151,091	$ 25,039,408	$ –	$ 1,000,468
As of December 31, 2015:
Life insurance	1,016,929	23,017,006	–	487,488
As of December 31, 2014:
Life insurance	629,962	20,850,164	–	492,723

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2016:
Life insurance	$ 170,593	$ 1,092,029	$ 709,532	$ 125,722	$ 294,210
As of December 31, 2015:
Life insurance	154,231	908,909	304,345	51,947	226,705
As of December 31, 2014:
Life insurance	110,237	724,572	571,731	148,952	196,321

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV – Reinsurance

As of December 31, 2016, 2015, and 2014 and for Each of the Years Then Ended

		December 31, 2016
					Percent of
					amount
		Ceded to other	Assumed from		assumed to
	Gross amount	companies	companies	Net amount	net
		(Dollars In Thousands)
Life insurance in force	$2,434,141	$2,428,899	$65,834	$71,076	93%
Premiums:
Life insurance	23,307	23,308	3,968	3,967	100
Annuity	3,710,341	59,838	13,629	3,664,132
Accident and health insurance	–	–	1	1	0
Total premiums	$3,733,648	$83,146	$17,598	$3,668,100	0%
		December 31, 2015
					Percent of
					amount
		Ceded to other	Assumed from		assumed to
	Gross amount	companies	companies	Net amount	net
		(Dollars In Thousands)
Life insurance in force	$2,553,992	$2,548,993	$64,433	$69,432	93%
Premiums:
Life insurance	24,304	24,305	4,253	4,252	100
Annuity	2,419,345	62,904	15,269	2,371,710	1
Accident and health insurance	–	–	1	1	0
Total premiums	$2,443,649	$87,209	$19,523	$2,375,963	1%
		December 31, 2014
					Percent of
					amount
		Ceded to other	Assumed from		assumed to
	Gross amount	companies	companies	Net amount	net
		(Dollars In Thousands)
Life insurance in force	$2,669,554	$2,664,513	$69,853	$74,894	93%
Premiums:
Life insurance	25,095	25,096	4,740	4,739	100
Annuity	5,411,485	70,404	18,753	5,359,834	0
Accident and health insurance	–	–	–	–	0
Total premiums	$5,436,580	$95,500	$23,493	$5,364,573	0%

See accompanying Report of Independent Auditors

Financial Statements

Variable Annuity Account VIII
Year Ended December 31, 2016
With Report of Independent Registered Public Accounting Firm

Variable Annuity Account VIII

Financial Statements

Year Ended December 31, 2016

Contents
Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Assets and Liabilities	2
Statements of Operations	11
Statements of Changes in Net Assets	20
Notes to Financial Statements	34
1. Organization and Significant Accounting Policies	34
2. Variable Annuity Contract Charges	39
3. Summary of Unit Transactions	40
4. Financial Highlights	42
5. Subsequent Events	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Variable Annuity Account VIII (the Account), comprised of the subaccounts as listed in Note 1, as of December 31, 2016, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the two years or periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with fund companies or their transfer agents or by other appropriate auditing procedures where replies from the fund companies or transfer agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting Variable Annuity Account VIII at December 31, 2016, the results of its operations for the year or period then ended and the changes in their net assets for each of the two years or periods then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri
April 28, 2017

1

Variable Annuity Account VIII
Statements of Assets and Liabilities

December 31, 2016

	American Century VP Ultra	American Century VP Value	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Dreyfus IP Technology Growth
Assets:
Mutual funds, at market value	$2,823,534	$4,742,659	$2,465,893	$997,448	$1,199,190
Total assets	2,823,534	4,742,659	2,465,893	997,448	1,199,190

Liabilities:
Uncollected actuarial risk fee payable	110	183	96	39	47
Net assets	$2,823,424	$4,742,476	$2,465,797	$997,409	$1,199,143

Net assets:
Accumulation assets	2,823,424	4,742,476	2,465,797	997,409	1,199,143
Annuity assets	-	-	-	-	-
Net assets	$2,823,424	$4,742,476	$2,465,797	$997,409	$1,199,143

Units outstanding:
VA VIII	152,263	223,360	121,359	46,502	58,127
VA VIII stepped up	3,201	862	-	-	-
Total units	155,464	224,222	121,359	46,502	58,127

Unit value:
VA VIII	$18.17	$21.15	$20.34	$21.46	$20.65
VA VIII stepped up	$17.70	$20.61	$19.89	$20.98	$20.19

Mutual funds, at cost	$2,663,687	$4,071,757	$2,642,618	$986,093	$1,138,215
Mutual fund shares	185,637	452,112	99,672	46,807	71,042

2

Variable Annuity Account VIII

Statements of Assets and Liabilities (continued)

December 31, 2016

	Dreyfus VIF International Value	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity_(c)	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value
Assets:
Mutual funds, at market value	$598,988	$14,628,597	$2,183,871	$7,130,158	$10,904,910
Total assets	598,988	14,628,597	2,183,871	7,130,158	10,904,910

Liabilities:
Uncollected actuarial risk fee payable	23	565	84	275	422
Net assets	$598,965	$14,628,032	$2,183,787	$7,129,883	$10,904,488

Net assets:
Accumulation assets	598,965	14,615,328	2,183,787	7,098,672	10,899,716
Annuity assets	-	12,704	-	31,211	4,772
Net assets	$598,965	$14,628,032	$2,183,787	$7,129,883	$10,904,488

Units outstanding:
VA VIII	53,374	306,635	94,777	221,555	301,044
VA VIII stepped up	179	1,189	-	1,736	4,492
Total units	53,553	307,824	94,777	223,291	305,536

Unit value:
VA VIII	$11.19	$47.58	$23.03	$31.98	$35.92
VA VIII stepped up	$10.90	$24.86	$22.44	$25.41	$19.81

Mutual funds, at cost	$681,218	$9,638,908	$1,917,634	$6,981,950	$8,192,027
Mutual fund shares	61,624	429,621	116,785	231,273	279,112

(c) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

3

Variable Annuity Account VIII

Statements of Assets and Liabilities (continued)

December 31, 2016

	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation	Guggenheim VIF Mid Cap Value	Guggenheim VIF Small Cap Value	Guggenheim VIF StylePlus Large Core
Assets:
Mutual funds, at market value	$383,563	$8,022,687	$36,298,857	$13,425,277	$10,431,537
Total assets	383,563	8,022,687	36,298,857	13,425,277	10,431,537

Liabilities:
Uncollected actuarial risk fee payable	15	309	1,405	520	404
Net assets	$383,548	$8,022,378	$36,297,452	$13,424,757	$10,431,133

Net assets:
Accumulation assets	373,644	8,018,839	36,254,642	13,424,757	10,374,083
Annuity assets	9,904	3,539	42,810	-	57,050
Net assets	$383,548	$8,022,378	$36,297,452	$13,424,757	$10,431,133

Units outstanding:
VA VIII	28,245	265,477	368,513	251,741	325,614
VA VIII stepped up	-	-	5,178	372	4,273
Total units	28,245	265,477	373,691	252,113	329,887

Unit value:
VA VIII	$13.56	$30.23	$97.85	$53.26	$31.86
VA VIII stepped up	$13.21	$16.79	$47.02	$53.52	$12.05

Mutual funds, at cost	$325,818	$5,715,281	$23,895,759	$10,428,682	$7,358,260
Mutual fund shares	24,955	279,147	488,282	291,790	273,077

The accompanying notes are an integral part of these financial statements.

4

Variable Annuity Account VIII

Statements of Assets and Liabilities (continued)

December 31, 2016

	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income
Assets:
Mutual funds, at market value	$3,564,933	$10,693,697	$3,940,623	$7,575,960	$14,598,006
Total assets	3,564,933	10,693,697	3,940,623	7,575,960	14,598,006

Liabilities:
Uncollected actuarial risk fee payable	139	414	153	293	564
Net assets	$3,564,794	$10,693,283	$3,940,470	$7,575,667	$14,597,442

Net assets:
Accumulation assets	3,511,539	10,630,689	3,926,700	7,503,013	14,531,837
Annuity assets	53,255	62,594	13,770	72,654	65,605
Net assets	$3,564,794	$10,693,283	$3,940,470	$7,575,667	$14,597,442

Units outstanding:
VA VIII	256,273	191,804	139,298	369,344	372,112
VA VIII stepped up	308	1,202	468	10,186	2,445
Total units	256,581	193,006	139,766	379,530	374,557

Unit value:
VA VIII	$13.93	$55.67	$28.23	$20.09	$39.13
VA VIII stepped up	$11.46	$16.18	$14.41	$15.42	$14.36

Mutual funds, at cost	$2,937,385	$7,161,905	$2,886,233	$7,119,537	$9,935,398
Mutual fund shares	226,345	220,807	119,124	472,022	1,124,654

The accompanying notes are an integral part of these financial statements.

5

Variable Annuity Account VIII

Statements of Assets and Liabilities (continued)

December 31, 2016

	Invesco V.I. Comstock	Invesco V.I. Equity and Income	Invesco V.I. Global Health Care	Invesco V.I. Global Real Estate	Invesco V.I. Government Money Market (a)(b)
Assets:
Mutual funds, at market value	$2,469,321	$1,744,094	$1,752,366	$1,475,690	$1,328,207
Total assets	2,469,321	1,744,094	1,752,366	1,475,690	1,328,207

Liabilities:
Uncollected actuarial risk fee payable	96	67	68	56	51
Net assets	$2,469,225	$1,744,027	$1,752,298	$1,475,634	$1,328,156

Net assets:
Accumulation assets	2,469,225	1,744,027	1,752,298	1,475,634	1,318,357
Annuity assets	-	-	-	-	9,799
Net assets	$2,469,225	$1,744,027	$1,752,298	$1,475,634	$1,328,156

Units outstanding:
VA VIII	136,458	96,847	87,673	73,865	131,593
VA VIII stepped up	2,025	-	-	408	2,459
Total units	138,483	96,847	87,673	74,273	134,052

Unit value:
VA VIII	$17.84	$18.01	$19.98	$19.91	$9.91
VA VIII stepped up	$17.44	$17.61	$19.47	$19.40	$9.90

Mutual funds, at cost	$2,144,041	$1,647,823	$2,205,230	$1,466,132	$1,328,207
Mutual fund shares	132,617	98,648	72,682	91,374	1,328,207

(a) New subaccount. See Note 1.
(b) Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

6

Variable Annuity Account VIII

Statements of Assets and Liabilities (continued)

December 31, 2016

	Invesco V.I. Government Securities	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity	Invesco V.I. Mid Cap Growth	Invesco V.I. Value Opportunities
Assets:
Mutual funds, at market value	$774,004	$2,303,920	$886,497	$1,031,760	$175,808
Total assets	774,004	2,303,920	886,497	1,031,760	175,808

Liabilities:
Uncollected actuarial risk fee payable	30	89	34	40	7
Net assets	$773,974	$2,303,831	$886,463	$1,031,720	$175,801

Net assets:
Accumulation assets	773,974	2,303,831	886,463	1,031,720	175,801
Annuity assets	-	-	-	-	-
Net assets	$773,974	$2,303,831	$886,463	$1,031,720	$175,801

Units outstanding:
VA VIII	67,135	148,042	47,518	62,824	12,769
VA VIII stepped up	-	6,119	52	2,868	-
Total units	67,135	154,161	47,570	65,692	12,769

Unit value:
VA VIII	$11.52	$14.94	$18.63	$15.72	$13.80
VA VIII stepped up	$11.27	$14.61	$18.15	$15.37	$13.44

Mutual funds, at cost	$807,050	$2,255,311	$893,726	$1,175,948	$204,377
Mutual fund shares	68,315	71,021	70,301	213,615	27,257

The accompanying notes are an integral part of these financial statements.

7

Variable Annuity Account VIII

Statements of Assets and Liabilities (continued)

December 31, 2016

	MFS VIT II Research International	MFS VIT Total Return	MFS VIT Utilities	Neuberger Berman AMT Socially Responsive	Oppenheimer Main Street Small Cap Fund/VA
Assets:
Mutual funds, at market value	$630,635	$1,364,167	$3,897,857	$4,992,315	$1,233,762
Total assets	630,635	1,364,167	3,897,857	4,992,315	1,233,762

Liabilities:
Uncollected actuarial risk fee payable	24	53	150	193	48
Net assets	$630,611	$1,364,114	$3,897,707	$4,992,122	$1,233,714

Net assets:
Accumulation assets	630,611	1,364,114	3,897,707	4,992,122	1,233,714
Annuity assets	-	-	-	-	-
Net assets	$630,611	$1,364,114	$3,897,707	$4,992,122	$1,233,714

Units outstanding:
VA VIII	53,977	83,870	180,152	187,570	48,431
VA VIII stepped up	-	2,769	12	46	2,943
Total units	53,977	86,639	180,164	187,616	51,374

Unit value:
VA VIII	$11.69	$15.75	$21.64	$26.62	$24.04
VA VIII stepped up	$11.43	$15.39	$21.16	$26.05	$23.42

Mutual funds, at cost	$717,653	$1,309,980	$4,318,874	$3,722,357	$1,165,843
Mutual fund shares	47,133	59,806	147,814	220,314	51,948

The accompanying notes are an integral part of these financial statements.

8

Variable Annuity Account VIII

Statements of Assets and Liabilities (continued)

December 31, 2016

	PIMCO VIT All Asset	PIMCO VIT Commodity- RealReturn Strategy	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	PIMCO VIT Low Duration	PIMCO VIT Real Return
Assets:
Mutual funds, at market value	$1,371,907	$397,862	$827,029	$1,909,593	$4,772,291
Total assets	1,371,907	397,862	827,029	1,909,593	4,772,291

Liabilities:
Uncollected actuarial risk fee payable	53	15	32	74	184
Net assets	$1,371,854	$397,847	$826,997	$1,909,519	$4,772,107

Net assets:
Accumulation assets	1,371,854	397,847	826,997	1,909,519	4,772,107
Annuity assets	-	-	-	-	-
Net assets	$1,371,854	$397,847	$826,997	$1,909,519	$4,772,107

Units outstanding:
VA VIII	89,279	65,347	50,056	152,020	337,985
VA VIII stepped up	243	29	1,988	2,013	3,121
Total units	89,522	65,376	52,044	154,033	341,106

Unit value:
VA VIII	$15.32	$6.09	$15.91	$12.40	$14.00
VA VIII stepped up	$14.93	$5.95	$15.56	$12.08	$13.64

Mutual funds, at cost	$1,457,717	$526,866	$791,994	$1,941,341	$5,129,739
Mutual fund shares	137,054	50,554	75,048	186,484	388,940

The accompanying notes are an integral part of these financial statements.

9

Variable Annuity Account VIII

Statements of Assets and Liabilities (continued)

December 31, 2016

Royce Micro-Cap
Assets:
Mutual funds, at market value	$1,229,099
Total assets	1,229,099

Liabilities:
Uncollected actuarial risk fee payable	48
Net assets	$1,229,051

Net assets:
Accumulation assets	1,229,051
Annuity assets	-
Net assets	$1,229,051

Units outstanding:
VA VIII	81,218
VA VIII stepped up	-
Total units	81,218

Unit value:
VA VIII	$15.14
VA VIII stepped up	$14.80

Mutual funds, at cost	$1,184,519
Mutual fund shares	110,630

The accompanying notes are an integral part of these financial statements.

10

Variable Annuity Account VIII
Statements of Operations

Year Ended December 31, 2016

	American Century VP Ultra	American Century VP Value	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Dreyfus IP Technology Growth
Investment income (loss):
Dividend distributions	$7,142	$44,491	$10,160	$-	$-
Expenses:
Mortality and expense risk charge	(43,126)	(34,590)	(36,961)	(9,731)	(12,166)
Other expense charge	(5,185)	(4,155)	(4,446)	(1,171)	(1,461)
Net investment income (loss)	(41,169)	5,746	(31,247)	(10,902)	(13,627)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	150,855	-	129,042	34,069	48,279
Realized capital gain (loss) on sales of fund shares	(34,257)	83,848	(142,047)	(21,719)	(24,007)
Change in unrealized appreciation/depreciation on investments during the year	(72,666)	486,744	(79,864)	42,196	(37,692)
Net realized and unrealized capital gain (loss) on investments	43,932	570,592	(92,869)	54,546	(13,420)
Net increase (decrease) in net assets from operations	$2,763	$576,338	$(124,116)	$43,644	$(27,047)

The accompanying notes are an integral part of these financial statements.

11

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2016

	Dreyfus VIF International Value	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity_(c)	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value
Investment income (loss):
Dividend distributions	$10,825	$208,679	$-	$557,809	$171,734
Expenses:
Mortality and expense risk charge	(8,316)	(170,841)	(26,186)	(85,640)	(121,528)
Other expense charge	(1,001)	(20,552)	(3,152)	(10,295)	(14,608)
Net investment income (loss)	1,508	17,286	(29,338)	461,874	35,598

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	540,155	-	-	136,306
Realized capital gain (loss) on sales of fund shares	(86,287)	657,647	13,235	(43,834)	264,962
Change in unrealized appreciation/depreciation on investments during the year	43,555	1,387,370	240,278	568,289	1,355,625
Net realized and unrealized capital gain (loss) on investments	(42,732)	2,585,172	253,513	524,455	1,756,893
Net increase (decrease) in net assets from operations	$(41,224)	$2,602,458	$224,175	$986,329	$1,792,491

(c) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

12

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2016

	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation	Guggenheim VIF Mid Cap Value	Guggenheim VIF Small Cap Value	Guggenheim VIF StylePlus Large Core
Investment income (loss):
Dividend distributions	$-	$96,714	$317,235	$14,283	$89,388
Expenses:
Mortality and expense risk charge	(4,826)	(103,707)	(411,982)	(146,814)	(129,408)
Other expense charge	(581)	(12,483)	(49,520)	(17,661)	(15,563)
Net investment income (loss)	(5,407)	(19,476)	(144,267)	(150,192)	(55,583)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	154,434	3,342,987	1,001,270	105,610
Realized capital gain (loss) on sales of fund shares	5,038	469,131	1,560,529	354,844	559,041
Change in unrealized appreciation/depreciation on investments during the year	(3,653)	(89,381)	2,700,181	1,490,434	527,709
Net realized and unrealized capital gain (loss) on investments	1,385	534,184	7,603,697	2,846,548	1,192,360
Net increase (decrease) in net assets from operations	$(4,022)	$514,708	$7,459,430	$2,696,356	$1,136,777

The accompanying notes are an integral part of these financial statements.

13

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2016

	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income
Investment income (loss):
Dividend distributions	$18,515	$77,407	$13,808	$384,495	$453,285
Expenses:
Mortality and expense risk charge	(45,077)	(134,506)	(44,408)	(110,853)	(182,850)
Other expense charge	(5,425)	(16,183)	(5,342)	(13,306)	(21,995)
Net investment income (loss)	(31,987)	(73,282)	(35,942)	260,336	248,440

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	128,405	65,162	201,493	-	-
Realized capital gain (loss) on sales of fund shares	131,113	692,314	201,786	202,813	697,728
Change in unrealized appreciation/depreciation on investments during the year	(15,485)	7,762	(19,754)	21,717	309,277
Net realized and unrealized capital gain (loss) on investments	244,033	765,238	383,525	224,530	1,007,005
Net increase (decrease) in net assets from operations	$212,046	$691,956	$347,583	$484,866	$1,255,445

The accompanying notes are an integral part of these financial statements.

14

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2016

	Invesco V.I. Comstock	Invesco V.I. Equity and Income	Invesco V.I. Global Health Care	Invesco V.I. Global Real Estate	Invesco V.I. Government Money Market (a)(b)
Investment income (loss):
Dividend distributions	$31,288	$26,007	$-	$28,837	$458
Expenses:
Mortality and expense risk charge	(29,107)	(20,806)	(33,066)	(21,331)	(15,427)
Other expense charge	(3,493)	(2,505)	(3,982)	(2,565)	(1,846)
Net investment income (loss)	(1,312)	2,696	(37,048)	4,941	(16,815)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	188,095	50,267	342,540	33,736	-
Realized capital gain (loss) on sales of fund shares	94,239	(317)	(133,870)	2,644	-
Change in unrealized appreciation/depreciation on investments during the year	107,814	156,813	(565,217)	(34,477)	-
Net realized and unrealized capital gain (loss) on investments	390,148	206,763	(356,547)	1,903	-
Net increase (decrease) in net assets from operations	$388,836	$209,459	$(393,595)	$6,844	$(16,815)

(a) New subaccount. See Note 1.
(b) Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

15

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2016

	Invesco V.I. Government Securities	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity	Invesco V.I. Mid Cap Growth	Invesco V.I. Value Opportunities
Investment income (loss):
Dividend distributions	$25,702	$25,969	$-	$-	$120
Expenses:
Mortality and expense risk charge	(18,714)	(28,888)	(11,837)	(18,492)	(2,075)
Other expense charge	(2,256)	(3,456)	(1,425)	(2,221)	(250)
Net investment income (loss)	4,732	(6,375)	(13,262)	(20,713)	(2,205)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	60,544	131,156	47,273
Realized capital gain (loss) on sales of fund shares	(2,134)	34,618	(13,982)	(409,556)	(6,012)
Change in unrealized appreciation/depreciation on investments during the year	6,651	(85,483)	99,740	137,527	(14,926)
Net realized and unrealized capital gain (loss) on investments	4,517	(50,865)	146,302	(140,873)	26,335
Net increase (decrease) in net assets from operations	$9,249	$(57,240)	$133,040	$(161,586)	$24,130

The accompanying notes are an integral part of these financial statements.

16

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2016

	MFS VIT II Research International	MFS VIT Total Return	MFS VIT Utilities	Neuberger Berman AMT Socially Responsive	Oppenheimer Main Street Small Cap Fund/VA
Investment income (loss):
Dividend distributions	$8,874	$91,475	$162,429	$23,496	$3,302
Expenses:
Mortality and expense risk charge	(10,749)	(34,271)	(53,815)	(61,843)	(15,987)
Other expense charge	(1,297)	(4,108)	(6,475)	(7,442)	(1,916)
Net investment income (loss)	(3,172)	53,096	102,139	(45,789)	(14,601)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	112,927	103,163	172,876	50,825
Realized capital gain (loss) on sales of fund shares	(402,083)	51,043	(107,451)	182,306	(381,015)
Change in unrealized appreciation/depreciation on investments during the year	274,748	4,056	290,766	65,591	519,530
Net realized and unrealized capital gain (loss) on investments	(127,335)	168,026	286,478	420,773	189,340
Net increase (decrease) in net assets from operations	$(130,507)	$221,122	$388,617	$374,984	$174,739

The accompanying notes are an integral part of these financial statements.

17

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2016

	PIMCO VIT All Asset	PIMCO VIT Commodity- RealReturn Strategy	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	PIMCO VIT Low Duration	PIMCO VIT Real Return
Investment income (loss):
Dividend distributions	$31,126	$4,678	$12,675	$32,244	$111,919
Expenses:
Mortality and expense risk charge	(13,236)	(5,022)	(11,388)	(27,325)	(62,387)
Other expense charge	(1,592)	(604)	(1,366)	(3,282)	(7,499)
Net investment income (loss)	16,298	(948)	(79)	1,637	42,033

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	3,097	-	-
Realized capital gain (loss) on sales of fund shares	(16,257)	(124,529)	13,510	(11,901)	(51,760)
Change in unrealized appreciation/depreciation on investments during the year	101,978	152,514	29,092	11,852	194,685
Net realized and unrealized capital gain (loss) on investments	85,721	27,985	45,699	(49)	142,925
Net increase (decrease) in net assets from operations	$102,019	$27,037	$45,620	$1,588	$184,958

The accompanying notes are an integral part of these financial statements.

18

Variable Annuity Account VIII

Statements of Operations (continued)

Year Ended December 31, 2016

Royce Micro-Cap
Investment income (loss):
Dividend distributions	$7,810
Expenses:
Mortality and expense risk charge	(14,285)
Other expense charge	(1,719)
Net investment income (loss)	(8,194)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-
Realized capital gain (loss) on sales of fund shares	(39,240)
Change in unrealized appreciation/depreciation on investments during the year	233,358
Net realized and unrealized capital gain (loss) on investments	194,118
Net increase (decrease) in net assets from operations	$185,924

The accompanying notes are an integral part of these financial statements.

19

Variable Annuity Account VIII

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	American Century VP Ultra		American Century VP Value		ClearBridge Variable Aggressive Growth
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(41,169)	$(33,250)	$5,746	$11,621	$(31,247)	$(53,354)
Capital gains distributions	150,855	262,850	-	-	129,042	479,136
Realized capital gain (loss) on sales of fund shares	(34,257)	78,837	83,848	147,471	(142,047)	260,797
Change in unrealized appreciation/depreciation on investments during the year	(72,666)	(256,481)	486,744	(245,961)	(79,864)	(827,949)
Net increase (decrease) in net assets from operations	2,763	51,956	576,338	(86,869)	(124,116)	(141,370)

From contract owner transactions:
Variable annuity deposits	88,275	53,837	28,056	86,935	34,841	330,282
Contract owner maintenance charges	(366)	(14)	(24)	(19)	(22)	(98)
Terminations and withdrawals	(324,905)	(147,766)	(375,236)	(156,909)	(302,683)	(343,196)
Annuity payments	-	-	-	-	-	-
Transfers between subaccounts, net	(659,847)	1,692,030	2,852,453	(29,894)	(1,474,863)	(341,739)
Mortality adjustments	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(896,843)	1,598,087	2,505,249	(99,887)	(1,742,727)	(354,751)
Net increase (decrease) in net assets	(894,080)	1,650,043	3,081,587	(186,756)	(1,866,843)	(496,121)
Net assets at beginning of year	3,717,504	2,067,461	1,660,889	1,847,645	4,332,640	4,828,761
Net assets at end of year	$2,823,424	$3,717,504	$4,742,476	$1,660,889	$2,465,797	$4,332,640

The accompanying notes are an integral part of these financial statements.

20

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	ClearBridge Variable Small Cap Growth		Dreyfus IP Technology Growth		Dreyfus VIF International Value
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(10,902)	$(15,902)	$(13,627)	$(15,679)	$1,508	$(2,664)
Capital gains distributions	34,069	18,608	48,279	67,476	-	-
Realized capital gain (loss) on sales of fund shares	(21,719)	924	(24,007)	90,117	(86,287)	(26,774)
Change in unrealized appreciation/depreciation on investments during the year	42,196	(70,284)	(37,692)	(119,619)	43,555	(83,777)
Net increase (decrease) in net assets from operations	43,644	(66,654)	(27,047)	22,295	(41,224)	(113,215)

From contract owner transactions:
Variable annuity deposits	1,313	37,459	3,845	5,885	6,495	8,771
Contract owner maintenance charges	(6)	(9)	(324)	(3)	(18)	(20)
Terminations and withdrawals	(90,000)	(61,243)	(104,033)	(60,657)	(36,470)	(84,363)
Annuity payments	-	-	-	-	-	-
Transfers between subaccounts, net	205,413	(155,099)	(282,758)	341,748	(361,804)	530,162
Mortality adjustments	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	116,720	(178,892)	(383,270)	286,973	(391,797)	454,550
Net increase (decrease) in net assets	160,364	(245,546)	(410,317)	309,268	(433,021)	341,335
Net assets at beginning of year	837,045	1,082,591	1,609,460	1,300,192	1,031,986	690,651
Net assets at end of year	$997,409	$837,045	$1,199,143	$1,609,460	$598,965	$1,031,986

The accompanying notes are an integral part of these financial statements.

21

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Guggenheim VIF All Cap Value		Guggenheim VIF Alpha Opportunity_(c)		Guggenheim VIF High Yield
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$17,286	$(69,871)	$(29,338)	$(28,637)	$461,874	$944,161
Capital gains distributions	540,155	1,938,527	-	707,633	-	212,801
Realized capital gain (loss) on sales of fund shares	657,647	1,142,714	13,235	212,941	(43,834)	10,374
Change in unrealized appreciation/depreciation on investments during the year	1,387,370	(3,918,435)	240,278	(1,016,407)	568,289	(1,571,071)
Net increase (decrease) in net assets from operations	2,602,458	(907,065)	224,175	(124,470)	986,329	(403,735)

From contract owner transactions:
Variable annuity deposits	58,755	264,333	112,158	233,554	177,000	319,859
Contract owner maintenance charges	(520)	(935)	(31)	(31)	(84)	(166)
Terminations and withdrawals	(1,114,950)	(1,731,539)	(143,032)	(400,225)	(1,038,936)	(1,027,717)
Annuity payments	(2,746)	(2,811)	-	-	(33,019)	-
Transfers between subaccounts, net	(596,012)	(828,481)	(13,382)	44,998	330,265	(241,462)
Mortality adjustments	2,393	278	-	-	(783)	-
Net increase (decrease) in net assets from contract owner transactions	(1,653,080)	(2,299,155)	(44,287)	(121,704)	(565,557)	(949,486)
Net increase (decrease) in net assets	949,378	(3,206,220)	179,888	(246,174)	420,772	(1,353,221)
Net assets at beginning of year	13,678,654	16,884,874	2,003,899	2,250,073	6,709,111	8,062,332
Net assets at end of year	$14,628,032	$13,678,654	$2,183,787	$2,003,899	$7,129,883	$6,709,111

(c) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

22

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Guggenheim VIF Large Cap Value		Guggenheim VIF Long Short Equity		Guggenheim VIF Managed Asset Allocation
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$35,598	$(26,835)	$(5,407)	$(5,416)	$(19,476)	$(31,370)
Capital gains distributions	136,306	1,514,443	-	-	154,434	-
Realized capital gain (loss) on sales of fund shares	264,962	498,922	5,038	14,838	469,131	500,753
Change in unrealized appreciation/depreciation on investments during the year	1,355,625	(2,654,916)	(3,653)	(9,830)	(89,381)	(552,062)
Net increase (decrease) in net assets from operations	1,792,491	(668,386)	(4,022)	(408)	514,708	(82,679)

From contract owner transactions:
Variable annuity deposits	159,739	300,241	217	16,109	11,774	32,228
Contract owner maintenance charges	(429)	(183)	(5)	(10)	(446)	(197)
Terminations and withdrawals	(1,081,985)	(1,191,781)	(10,861)	(54,187)	(645,531)	(855,433)
Annuity payments	(723)	(746)	(1,740)	(13,890)	(590)	(609)
Transfers between subaccounts, net	870,877	(121,460)	(15,868)	94,803	1,382,708	(204,707)
Mortality adjustments	175	20	(197)	-	143	17
Net increase (decrease) in net assets from contract owner transactions	(52,346)	(1,013,909)	(28,454)	42,825	748,058	(1,028,701)
Net increase (decrease) in net assets	1,740,145	(1,682,295)	(32,476)	42,417	1,262,766	(1,111,380)
Net assets at beginning of year	9,164,343	10,846,638	416,024	373,607	6,759,612	7,870,992
Net assets at end of year	$10,904,488	$9,164,343	$383,548	$416,024	$8,022,378	$6,759,612

The accompanying notes are an integral part of these financial statements.

23

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Guggenheim VIF Mid Cap Value		Guggenheim VIF Small Cap Value		Guggenheim VIF StylePlus Large Core
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(144,267)	$(284,930)	$(150,192)	$(182,689)	$(55,583)	$(5,808)
Capital gains distributions	3,342,987	5,683,079	1,001,270	2,377,666	105,610	977,726
Realized capital gain (loss) on sales of fund shares	1,560,529	3,465,294	354,844	790,194	559,041	1,008,913
Change in unrealized appreciation/depreciation on investments during the year	2,700,181	(11,686,152)	1,490,434	(3,983,391)	527,709	(1,973,712)
Net increase (decrease) in net assets from operations	7,459,430	(2,822,709)	2,696,356	(998,220)	1,136,777	7,119

From contract owner transactions:
Variable annuity deposits	377,308	643,207	200,859	207,976	65,890	306,892
Contract owner maintenance charges	(472)	(1,366)	(295)	(342)	(318)	(338)
Terminations and withdrawals	(2,378,361)	(3,649,799)	(803,337)	(1,124,229)	(1,186,834)	(1,425,182)
Annuity payments	(41,920)	-	-	-	(45,040)	(16,359)
Transfers between subaccounts, net	142,584	(3,033,517)	(44,190)	(763,192)	(93,833)	(1,114,835)
Mortality adjustments	(1,001)	-	-	-	(855)	22
Net increase (decrease) in net assets from contract owner transactions	(1,901,862)	(6,041,475)	(646,963)	(1,679,787)	(1,260,990)	(2,249,800)
Net increase (decrease) in net assets	5,557,568	(8,864,184)	2,049,393	(2,678,007)	(124,213)	(2,242,681)
Net assets at beginning of year	30,739,884	39,604,068	11,375,364	14,053,371	10,555,346	12,798,027
Net assets at end of year	$36,297,452	$30,739,884	$13,424,757	$11,375,364	$10,431,133	$10,555,346

The accompanying notes are an integral part of these financial statements.

24

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Guggenheim VIF StylePlus Large Growth		Guggenheim VIF StylePlus Mid Growth		Guggenheim VIF StylePlus Small Growth
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(31,987)	$(13,326)	$(73,282)	$(38,632)	$(35,942)	$(24,312)
Capital gains distributions	128,405	268,225	65,162	889,105	201,493	13,983
Realized capital gain (loss) on sales of fund shares	131,113	269,026	692,314	700,461	201,786	341,481
Change in unrealized appreciation/depreciation on investments during the year	(15,485)	(400,367)	7,762	(1,720,403)	(19,754)	(528,009)
Net increase (decrease) in net assets from operations	212,046	123,558	691,956	(169,469)	347,583	(196,857)

From contract owner transactions:
Variable annuity deposits	61,248	114,821	123,822	410,245	64,927	62,946
Contract owner maintenance charges	(152)	(163)	(517)	(964)	(87)	(838)
Terminations and withdrawals	(170,786)	(271,064)	(918,060)	(1,263,028)	(219,277)	(492,048)
Annuity payments	(20,343)	(47,465)	(46,554)	(19,442)	(12,665)	-
Transfers between subaccounts, net	(723,559)	547,804	(907,831)	470,836	(572,390)	1,049,299
Mortality adjustments	551	130	(376)	30	-	-
Net increase (decrease) in net assets from contract owner transactions	(853,041)	344,063	(1,749,516)	(402,323)	(739,492)	619,359
Net increase (decrease) in net assets	(640,995)	467,621	(1,057,560)	(571,792)	(391,909)	422,502
Net assets at beginning of year	4,205,789	3,738,168	11,750,843	12,322,635	4,332,379	3,909,877
Net assets at end of year	$3,564,794	$4,205,789	$10,693,283	$11,750,843	$3,940,470	$4,332,379

The accompanying notes are an integral part of these financial statements.

25

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Guggenheim VIF Total Return Bond		Guggenheim VIF World Equity Income		Invesco V.I. Comstock
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$260,336	$53,550	$248,440	$254,220	$(1,312)	$3,226
Capital gains distributions	-	-	-	-	188,095	6,508
Realized capital gain (loss) on sales of fund shares	202,813	509,784	697,728	833,607	94,239	165,889
Change in unrealized appreciation/depreciation on investments during the year	21,717	(598,690)	309,277	(1,354,633)	107,814	(335,108)
Net increase (decrease) in net assets from operations	484,866	(35,356)	1,255,445	(266,806)	388,836	(159,485)

From contract owner transactions:
Variable annuity deposits	259,238	276,741	165,352	509,997	86,010	81,857
Contract owner maintenance charges	(568)	(562)	(391)	(458)	(332)	(94)
Terminations and withdrawals	(1,217,801)	(2,015,874)	(1,114,058)	(1,684,088)	(310,375)	(258,533)
Annuity payments	(10,697)	(65,197)	(50,670)	(4,780)	-	-
Transfers between subaccounts, net	(1,243,389)	979,223	1,029,706	(163,932)	166,058	(199,745)
Mortality adjustments	808	210	1,340	229	-	-
Net increase (decrease) in net assets from contract owner transactions	(2,212,409)	(825,459)	31,279	(1,343,032)	(58,639)	(376,515)
Net increase (decrease) in net assets	(1,727,543)	(860,815)	1,286,724	(1,609,838)	330,197	(536,000)
Net assets at beginning of year	9,303,210	10,164,025	13,310,718	14,920,556	2,139,028	2,675,028
Net assets at end of year	$7,575,667	$9,303,210	$14,597,442	$13,310,718	$2,469,225	$2,139,028

The accompanying notes are an integral part of these financial statements.

26

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Invesco V.I. Equity and Income		Invesco V.I. Global Health Care		Invesco V.I. Global Real Estate
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$2,696	$17,011	$(37,048)	$(54,323)	$4,941	$30,615
Capital gains distributions	50,267	160,651	342,540	373,255	33,736	-
Realized capital gain (loss) on sales of fund shares	(317)	26,862	(133,870)	79,397	2,644	116,603
Change in unrealized appreciation/depreciation on investments during the year	156,813	(275,803)	(565,217)	(461,358)	(34,477)	(185,266)
Net increase (decrease) in net assets from operations	209,459	(71,279)	(393,595)	(63,029)	6,844	(38,048)

From contract owner transactions:
Variable annuity deposits	117,735	137,997	32,683	289,774	7,653	16,326
Contract owner maintenance charges	(30)	(24)	(268)	(63)	(257)	(349)
Terminations and withdrawals	(264,593)	(252,877)	(350,612)	(338,182)	(193,673)	(301,337)
Annuity payments	-	-	-	-	-	-
Transfers between subaccounts, net	32,590	203,093	(1,085,755)	249,802	13,247	5,914
Mortality adjustments	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(114,298)	88,189	(1,403,952)	201,331	(173,030)	(279,446)
Net increase (decrease) in net assets	95,161	16,910	(1,797,547)	138,302	(166,186)	(317,494)
Net assets at beginning of year	1,648,866	1,631,956	3,549,845	3,411,543	1,641,820	1,959,314
Net assets at end of year	$1,744,027	$1,648,866	$1,752,298	$3,549,845	$1,475,634	$1,641,820

The accompanying notes are an integral part of these financial statements.

27

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Invesco V.I. Government Money Market (a)(b)	Invesco V.I. Government Securities		Invesco V.I. International Growth
	2016	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(16,815)	$4,732	$5,642	$(6,375)	$(8,865)
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	-	(2,134)	(13,950)	34,618	157,981
Change in unrealized appreciation/depreciation on investments during the year	-	6,651	(3,051)	(85,483)	(222,217)
Net increase (decrease) in net assets from operations	(16,815)	9,249	(11,359)	(57,240)	(73,101)

From contract owner transactions:
Variable annuity deposits	200,845	-	-	115,319	61,190
Contract owner maintenance charges	(153)	(84)	(124)	(116)	(119)
Terminations and withdrawals	(867,851)	(90,172)	(109,226)	(393,664)	(271,117)
Annuity payments	(1,037)	-	-	-	-
Transfers between subaccounts, net	2,013,240	92,010	(179,921)	217,893	(565,949)
Mortality adjustments	(73)	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	1,344,971	1,754	(289,271)	(60,568)	(775,995)
Net increase (decrease) in net assets	1,328,156	11,003	(300,630)	(117,808)	(849,096)
Net assets at beginning of year	-	762,971	1,063,601	2,421,639	3,270,735
Net assets at end of year	$1,328,156	$773,974	$762,971	$2,303,831	$2,421,639

(a) New subaccount. See Note 1.
(b) Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

28

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Invesco V.I. Mid Cap Core Equity		Invesco V.I. Mid Cap Growth		Invesco V.I. Value Opportunities
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(13,262)	$(13,408)	$(20,713)	$(48,666)	$(2,205)	$(2,881)
Capital gains distributions	60,544	66,890	131,156	325,826	47,273	16,458
Realized capital gain (loss) on sales of fund shares	(13,982)	(55,945)	(409,556)	(61)	(6,012)	205,328
Change in unrealized appreciation/depreciation on investments during the year	99,740	(6,661)	137,527	(469,179)	(14,926)	(216,445)
Net increase (decrease) in net assets from operations	133,040	(9,124)	(161,586)	(192,080)	24,130	2,460

From contract owner transactions:
Variable annuity deposits	8,598	23,541	23,896	21,015	187	12,128
Contract owner maintenance charges	(6)	(6)	(42)	(39)	(1)	(2)
Terminations and withdrawals	(49,361)	(52,712)	(200,333)	(224,137)	(27,759)	(55,276)
Annuity payments	-	-	-	-	-	-
Transfers between subaccounts, net	160,679	(2,263,238)	(2,381,698)	3,016,552	(7,190)	(2,327,950)
Mortality adjustments	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	119,910	(2,292,415)	(2,558,177)	2,813,391	(34,763)	(2,371,100)
Net increase (decrease) in net assets	252,950	(2,301,539)	(2,719,763)	2,621,311	(10,633)	(2,368,640)
Net assets at beginning of year	633,513	2,935,052	3,751,483	1,130,172	186,434	2,555,074
Net assets at end of year	$886,463	$633,513	$1,031,720	$3,751,483	$175,801	$186,434

The accompanying notes are an integral part of these financial statements.

29

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	MFS VIT II Research International		MFS VIT Total Return		MFS VIT Utilities
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(3,172)	$95,909	$53,096	$12,714	$102,139	$131,100
Capital gains distributions	-	30,751	112,927	54,384	103,163	359,063
Realized capital gain (loss) on sales of fund shares	(402,083)	13,968	51,043	41,232	(107,451)	99,162
Change in unrealized appreciation/depreciation on investments during the year	274,748	(417,196)	4,056	(134,456)	290,766	(1,389,479)
Net increase (decrease) in net assets from operations	(130,507)	(276,568)	221,122	(26,126)	388,617	(800,154)

From contract owner transactions:
Variable annuity deposits	3,146	23,958	91,935	9,184	47,980	314,116
Contract owner maintenance charges	(23)	(24)	(87)	(90)	(359)	(119)
Terminations and withdrawals	(78,410)	(202,022)	(332,082)	(168,540)	(377,597)	(677,651)
Annuity payments	-	-	-	-	-	-
Transfers between subaccounts, net	(2,225,462)	2,788,833	22,439	(120,165)	(71,372)	(944,540)
Mortality adjustments	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(2,300,749)	2,610,745	(217,795)	(279,611)	(401,348)	(1,308,194)
Net increase (decrease) in net assets	(2,431,256)	2,334,177	3,327	(305,737)	(12,731)	(2,108,348)
Net assets at beginning of year	3,061,867	727,690	1,360,787	1,666,524	3,910,438	6,018,786
Net assets at end of year	$630,611	$3,061,867	$1,364,114	$1,360,787	$3,897,707	$3,910,438

The accompanying notes are an integral part of these financial statements.

30

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Neuberger Berman AMT Socially Responsive		Oppenheimer Main Street Small Cap Fund/VA		PIMCO VIT All Asset
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(45,789)	$(58,892)	$(14,601)	$(30,038)	$16,298	$20,187
Capital gains distributions	172,876	478,944	50,825	586,000	-	-
Realized capital gain (loss) on sales of fund shares	182,306	309,149	(381,015)	(76,165)	(16,257)	(50,796)
Change in unrealized appreciation/depreciation on investments during the year	65,591	(828,425)	519,530	(749,353)	101,978	(103,164)
Net increase (decrease) in net assets from operations	374,984	(99,224)	174,739	(269,556)	102,019	(133,773)

From contract owner transactions:
Variable annuity deposits	5,363	97,770	10,198	17,070	9,976	61,834
Contract owner maintenance charges	(393)	(167)	(33)	(27)	(64)	(64)
Terminations and withdrawals	(460,445)	(533,585)	(104,542)	(276,114)	(84,387)	(148,818)
Annuity payments	-	-	-	-	-	-
Transfers between subaccounts, net	(79,777)	77,093	(1,856,387)	(735,833)	391,687	(95,627)
Mortality adjustments	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(535,252)	(358,889)	(1,950,764)	(994,904)	317,212	(182,675)
Net increase (decrease) in net assets	(160,268)	(458,113)	(1,776,025)	(1,264,460)	419,231	(316,448)
Net assets at beginning of year	5,152,390	5,610,503	3,009,739	4,274,199	952,623	1,269,071
Net assets at end of year	$4,992,122	$5,152,390	$1,233,714	$3,009,739	$1,371,854	$952,623

The accompanying notes are an integral part of these financial statements.

31

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	PIMCO VIT CommodityRealReturn Strategy		PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)		PIMCO VIT Low Duration
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(948)	$10,514	$(79)	$11,185	$1,637	$43,336
Capital gains distributions	-	-	3,097	3,915	-	-
Realized capital gain (loss) on sales of fund shares	(124,529)	(75,317)	13,510	29,086	(11,901)	9,931
Change in unrealized appreciation/depreciation on investments during the year	152,514	(45,526)	29,092	(59,216)	11,852	(77,483)
Net increase (decrease) in net assets from operations	27,037	(110,329)	45,620	(15,030)	1,588	(24,216)

From contract owner transactions:
Variable annuity deposits	13,795	15,347	43,124	41,612	20,821	776
Contract owner maintenance charges	(3)	(3)	(61)	(64)	(81)	(50)
Terminations and withdrawals	(12,265)	(31,017)	(177,490)	(138,530)	(302,957)	(214,306)
Annuity payments	-	-	-	-	-	-
Transfers between subaccounts, net	62,156	35,100	145,991	(531,958)	101,735	(143,080)
Mortality adjustments	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	63,683	19,427	11,564	(628,940)	(180,482)	(356,660)
Net increase (decrease) in net assets	90,720	(90,902)	57,184	(643,970)	(178,894)	(380,876)
Net assets at beginning of year	307,127	398,029	769,813	1,413,783	2,088,413	2,469,289
Net assets at end of year	$397,847	$307,127	$826,997	$769,813	$1,909,519	$2,088,413

The accompanying notes are an integral part of these financial statements.

32

Variable Annuity Account VIII

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	PIMCO VIT Real Return		Royce Micro-Cap
	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$42,033	$138,548	$(8,194)	$(19,164)
Capital gains distributions	-	-	-	75,331
Realized capital gain (loss) on sales of fund shares	(51,760)	(65,160)	(39,240)	4,292
Change in unrealized appreciation/depreciation on investments during the year	194,685	(294,364)	233,358	(252,565)
Net increase (decrease) in net assets from operations	184,958	(220,976)	185,924	(192,106)

From contract owner transactions:
Variable annuity deposits	3,197	236,524	42,491	40,709
Contract owner maintenance charges	(148)	(186)	(7)	(9)
Terminations and withdrawals	(337,204)	(698,283)	(102,763)	(78,750)
Annuity payments	-	-	-	-
Transfers between subaccounts, net	(90,936)	(495,512)	(127,173)	(81,904)
Mortality adjustments	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(425,091)	(957,457)	(187,452)	(119,954)
Net increase (decrease) in net assets	(240,133)	(1,178,433)	(1,528)	(312,060)
Net assets at beginning of year	5,012,240	6,190,673	1,230,579	1,542,639
Net assets at end of year	$4,772,107	$5,012,240	$1,229,051	$1,230,579

The accompanying notes are an integral part of these financial statements.

33

Variable Annuity Account VIII

Notes to Financial Statements

December 31, 2016

1. Organization and Significant Accounting Policies

Variable Annuity Account VIII (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

American Century VP Ultra	II	American Century Investment Management, Inc.	-
American Century VP Value	II	American Century Investment Management, Inc.	-
ClearBridge Variable Aggressive Growth	II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Dreyfus IP Technology Growth	Service	The Dreyfus Corporation	-
Dreyfus VIF International Value	Service	The Dreyfus Corporation	Boston Company Asset Mgmt LLC
Guggenheim VIF All Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Alpha Opportunity	-	Guggenheim Investments	-
Guggenheim VIF High Yield	-	Guggenheim Investments	-
Guggenheim VIF Large Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Long Short Equity	-	Guggenheim Investments	-
Guggenheim VIF Managed Asset Allocation	-	Guggenheim Investments	-
Guggenheim VIF Mid Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Small Cap Value	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Large Core	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Large Growth	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Mid Growth	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Small Growth	-	Guggenheim Investments	-
Guggenheim VIF Total Return Bond	-	Guggenheim Investments	-
Guggenheim VIF World Equity Income	-	Guggenheim Investments	-
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Global Health Care	Series I	Invesco Advisers, Inc.	-
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. Government Money Market	-	Invesco Advisers, Inc.	-
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc.	-
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc.	-

34

Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Mid Cap Growth	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Value Opportunities	Series II	Invesco Advisers, Inc.	-
MFS VIT II Research International	Service	Massachusetts Financial Services Company	-
MFS VIT Total Return	Service	Massachusetts Financial Services Company	-
MFS VIT Utilities	Service	Massachusetts Financial Services Company	-
Neuberger Berman AMT Socially Responsive	S	Neuberger Berman Investment Advisers LLC	-
Oppenheimer Main Street Small Cap Fund/VA	Service	OFI Global Asset Management	OppenheimerFunds Inc
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company LLC	-
Royce Micro-Cap	Investment	Royce & Associates, LP	-

Forty-one subaccounts are currently offered by the Account, all of which had activity.

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Guggenheim Investments, a limited liability company controlled by its members and affiliated with Security Benefit Corporation.  As disclosed in the above table, Guggenheim Investments serves as investment adviser for certain mutual funds.  The advisory agreement provides for a fee at annual rates up to 0.60% of the average net assets of each respective fund.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

35

Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount

April 29, 2016	Invesco V.I. Government Money Market

During the current year the following subaccount was liquidated and subsequently reinvested:
Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets

April 29, 2016	Guggenheim VIF Money Market	Invesco V.I. Government Money Market	$ 2,497,103

The following subaccount is closed to new investments:
Subaccount

Guggenheim VIF Alpha Opportunity

Investment Valuation

Investments in mutual fund shares are carried in the statements of assets and liabilities at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2016, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

American Century VP Ultra	$ 2,465,596	$ 3,252,643
American Century VP Value	3,206,172	694,994
ClearBridge Variable Aggressive Growth	625,783	2,270,619
ClearBridge Variable Small Cap Growth	461,719	321,793
Dreyfus IP Technology Growth	623,810	972,381
Dreyfus VIF International Value	100,855	491,121
Guggenheim VIF All Cap Value	1,523,611	2,618,685
Guggenheim VIF Alpha Opportunity (c)	139,236	212,777
Guggenheim VIF High Yield	2,634,086	2,737,494
Guggenheim VIF Large Cap Value	1,788,872	1,668,892
Guggenheim VIF Long Short Equity	7,089	40,935
Guggenheim VIF Managed Asset Allocation	2,642,571	1,759,246
Guggenheim VIF Mid Cap Value	6,491,890	5,193,627
Guggenheim VIF Small Cap Value	2,710,189	2,505,554
Guggenheim VIF StylePlus Large Core	1,571,469	2,782,028
Guggenheim VIF StylePlus Large Growth	707,504	1,463,988
Guggenheim VIF StylePlus Mid Growth	659,128	2,416,350
Guggenheim VIF StylePlus Small Growth	917,266	1,491,054

(c) Closed to new investments. See Note 1.

36

Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Guggenheim VIF Total Return Bond	$ 1,834,305	$ 3,786,085
Guggenheim VIF World Equity Income	2,608,481	2,328,198
Invesco V.I. Comstock	1,370,950	1,242,710
Invesco V.I. Equity and Income	386,452	447,720
Invesco V.I. Global Health Care	689,802	1,788,194
Invesco V.I. Global Real Estate	521,633	655,930
Invesco V.I. Government Money Market (a)(b)	3,337,936	2,009,729
Invesco V.I. Government Securities	1,711,460	1,704,944
Invesco V.I. International Growth	684,190	751,044
Invesco V.I. Mid Cap Core Equity	773,451	606,225
Invesco V.I. Mid Cap Growth	328,682	2,776,376
Invesco V.I. Value Opportunities	48,644	38,332
MFS VIT II Research International	28,915	2,332,812
MFS VIT Total Return	2,720,411	2,772,130
MFS VIT Utilities	1,054,927	1,250,823
Neuberger Berman AMT Socially Responsive	479,049	887,021
Oppenheimer Main Street Small Cap Fund/VA	1,006,569	2,921,061
PIMCO VIT All Asset	486,459	152,896
PIMCO VIT CommodityRealReturn Strategy	308,464	245,714
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	401,720	387,106
PIMCO VIT Low Duration	731,945	910,716
PIMCO VIT Real Return	343,517	726,391
Royce Micro-Cap	68,867	264,465

(a) New subaccount. See Note 1.
(b) Liquidation. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

37

Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)
Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recently Issued Accounting Standards

In May 2015, the FASB issued Accounting Standards Update guidance (ASU No. 2015-07), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The amendments in this Update remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. ASU 2015-07 is effective for fiscal periods beginning after December 15, 2015, with early application permitted. ASU No. 2015–07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Account adopted ASU No. 2015–07 and adoption did not affect the Account’s financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Account's investments in the Funds have not been classified in the fair value hierarchy.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

38

Variable Annuity Account VIII

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Mortality and Expense Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of average daily net asset value of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. Extra Credit contract owners may elect an annual stepped up death benefit for an additional fee of 0.20% of average daily net asset value.

Administrative Charge: SBL deducts a daily administrative fee equivalent to an annual rate of 0.15% of the average daily net asset value.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charge:

●   Account Administrative Charge: For Extra Credit contracts, an account administrative fee of $30 is deducted annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.
39

Variable Annuity Account VIII

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2016 and 2015, were as follows:

	2016			2015
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Century VP Ultra	146,454	(201,521)	(55,067)	171,824	(83,700)	88,124
American Century VP Value	171,402	(40,320)	131,082	58,322	(63,223)	(4,901)
ClearBridge Variable Aggressive Growth	36,555	(127,477)	(90,922)	127,359	(143,815)	(16,456)
ClearBridge Variable Small Cap Growth	30,052	(24,267)	5,785	81,265	(90,199)	(8,934)
Dreyfus IP Technology Growth	36,637	(58,808)	(22,171)	81,949	(69,388)	12,561
Dreyfus VIF International Value	15,340	(51,322)	(35,982)	69,323	(37,111)	32,212
Guggenheim VIF All Cap Value	29,018	(69,760)	(40,742)	24,801	(80,970)	(56,169)
Guggenheim VIF Alpha Opportunity (c)	6,543	(8,485)	(1,942)	17,151	(22,492)	(5,341)
Guggenheim VIF High Yield	81,014	(101,591)	(20,577)	160,386	(193,831)	(33,445)
Guggenheim VIF Large Cap Value	57,346	(58,433)	(1,087)	36,353	(69,907)	(33,554)
Guggenheim VIF Long Short Equity	620	(2,784)	(2,164)	10,133	(6,987)	3,146
Guggenheim VIF Managed Asset Allocation	93,374	(66,407)	26,967	8,421	(43,988)	(35,567)
Guggenheim VIF Mid Cap Value	45,055	(66,894)	(21,839)	21,416	(94,140)	(72,724)
Guggenheim VIF Small Cap Value	46,301	(60,857)	(14,556)	31,074	(67,731)	(36,657)
Guggenheim VIF StylePlus Large Core	76,243	(120,068)	(43,825)	73,567	(153,072)	(79,505)
Guggenheim VIF StylePlus Large Growth	67,320	(135,087)	(67,767)	157,932	(133,585)	24,347
Guggenheim VIF StylePlus Mid Growth	19,553	(53,716)	(34,163)	30,615	(38,825)	(8,210)
Guggenheim VIF StylePlus Small Growth	39,747	(71,840)	(32,093)	67,080	(46,873)	20,207
Guggenheim VIF Total Return Bond	119,813	(230,346)	(110,533)	254,925	(298,480)	(43,555)
Guggenheim VIF World Equity Income	76,942	(75,001)	1,941	25,529	(62,541)	(37,012)
Invesco V.I. Comstock	85,087	(85,016)	71	59,689	(81,375)	(21,686)
Invesco V.I. Equity and Income	22,008	(28,835)	(6,827)	29,478	(24,363)	5,115
Invesco V.I. Global Health Care	30,184	(97,574)	(67,390)	74,726	(71,267)	3,459
Invesco V.I. Global Real Estate	25,958	(34,810)	(8,852)	81,550	(94,775)	(13,225)

(c) Closed to new investments. See Note 1.

40

Variable Annuity Account VIII

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2016			2015
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco V.I. Government Money Market (a)(b)	341,229	(207,177)	134,052	-	-	-
Invesco V.I. Government Securities	167,328	(166,108)	1,220	10,434	(35,180)	(24,746)
Invesco V.I. International Growth	57,088	(61,578)	(4,490)	48,700	(95,793)	(47,093)
Invesco V.I. Mid Cap Core Equity	57,213	(47,583)	9,630	6,129	(133,959)	(127,830)
Invesco V.I. Mid Cap Growth	24,064	(195,068)	(171,004)	241,122	(75,488)	165,634
Invesco V.I. Value Opportunities	117	(3,086)	(2,969)	3,886	(177,898)	(174,012)
MFS VIT II Research International	9,888	(211,840)	(201,952)	486,113	(288,764)	197,349
MFS VIT Total Return	177,769	(183,782)	(6,013)	8,928	(27,522)	(18,594)
MFS VIT Utilities	49,438	(67,524)	(18,086)	44,502	(102,702)	(58,200)
Neuberger Berman AMT Socially Responsive	12,411	(34,120)	(21,709)	32,950	(47,038)	(14,088)
Oppenheimer Main Street Small Cap Fund/VA	64,990	(158,901)	(93,911)	41,570	(87,313)	(45,743)
PIMCO VIT All Asset	29,853	(9,547)	20,306	27,943	(41,482)	(13,539)
PIMCO VIT CommodityRealReturn Strategy	51,720	(43,676)	8,044	19,148	(16,242)	2,906
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	30,002	(28,793)	1,209	10,038	(51,539)	(41,501)
PIMCO VIT Low Duration	59,220	(73,576)	(14,356)	99,394	(127,923)	(28,529)
PIMCO VIT Real Return	24,145	(54,617)	(30,472)	35,432	(104,083)	(68,651)
Royce Micro-Cap	9,957	(24,715)	(14,758)	7,324	(15,196)	(7,872)

(a) New subaccount. See Note 1.
(b) Liquidation. See Note 1.

41

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2016, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century VP Ultra
2016	155,464	17.70	18.17	2,823,424	0.22	1.40	1.60	2.67	2.89
2015	210,531	17.24	17.66	3,717,504	0.28	1.40	1.60	4.36	4.56
2014	122,407	16.52	16.89	2,067,461	0.32	1.40	1.60	8.04	8.27
2013	138,612	15.29	15.60	2,161,838	0.19	1.40	1.60	34.71	35.06
2012	346,528	11.35	11.55	4,003,713	-	1.40	1.60	12.04	12.14
American Century VP Value
2016	224,222	20.61	21.15	4,742,476	1.39	1.40	1.60	18.38	18.62
2015	93,140	17.41	17.83	1,660,889	2.24	1.40	1.60	(5.53)	(5.41)
2014	98,041	18.43	18.85	1,847,645	1.39	1.40	1.60	11.09	11.34
2013	115,433	16.59	16.93	1,954,580	1.50	1.40	1.60	29.31	29.63
2012	118,981	12.83	13.06	1,553,998	1.81	1.40	1.60	12.74	12.98
ClearBridge Variable Aggressive Growth
2016	121,359	19.89	20.34	2,465,797	0.30	1.40	1.60	(0.65)	(0.49)
2015	212,281	20.02	20.44	4,332,640	0.08	1.40	1.60	(3.52)	(3.31)
2014	228,737	20.75	21.14	4,828,761	0.01	1.40	1.60	18.17	18.43
2013	173,290	17.56	17.85	3,088,648	0.05	1.40	1.60	45.00	45.24
2012	147,559	12.11	12.29	1,809,567	0.17	1.40	1.60	16.55	16.83

42

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

ClearBridge Variable Small Cap Growth
2016	46,502	20.98	21.46	997,409	-	1.40	1.60	4.12	4.33
2015	40,717	20.15	20.57	837,045	-	1.40	1.60	(5.93)	(5.73)
2014	49,651	21.42	21.82	1,082,591	-	1.40	1.60	2.44	2.63
2013	87,286	20.91	21.26	1,854,975	0.03	1.40	1.60	44.71	45.02
2012	22,554	14.45	14.66	330,607	0.30	1.40	1.60	17.48	17.75
Dreyfus IP Technology Growth
2016	58,127	20.19	20.65	1,199,143	-	1.40	1.60	2.75	2.94
2015	80,298	19.65	20.06	1,609,460	-	1.40	1.60	4.19	4.42
2014	67,737	18.86	19.21	1,300,192	-	1.40	1.60	4.89	5.09
2013	76,240	17.98	18.28	1,392,830	-	1.40	1.60	30.38	30.66
2012	196,444	13.79	13.99	2,748,507	-	1.40	1.60	13.50	13.74
Dreyfus VIF International Value
2016	53,553	10.90	11.19	598,965	1.33	1.40	1.60	(3.11)	(2.95)
2015	89,535	11.25	11.53	1,031,986	1.49	1.40	1.60	(4.58)	(4.32)
2014	57,323	11.79	12.05	690,651	1.37	1.40	1.60	(11.02)	(10.87)
2013	63,683	13.25	13.52	860,591	1.91	1.40	1.60	20.78	21.04
2012	70,450	10.97	11.17	786,991	2.46	1.40	1.60	10.58	10.81
Guggenheim VIF All Cap Value
2016	307,824	24.86	47.58	14,628,032	1.47	1.40	1.60	20.74	21.01
2015	348,566	20.59	39.32	13,678,654	0.97	1.40	1.60	(6.20)	(6.05)
2014	404,735	21.95	41.85	16,884,874	-	1.40	1.60	5.89	6.11
2013	466,459	20.73	39.44	18,333,063	-	1.40	1.60	31.04	31.34
2012	538,094	15.82	30.03	16,048,785	-	1.40	1.60	13.65	13.88

43

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Alpha Opportunity (c)
2016	94,777	22.44	23.03	2,183,787	-	1.40	1.60	10.98	11.20
2015	96,719	20.22	20.71	2,003,899	-	1.40	1.60	(6.22)	(6.03)
2014	102,060	21.56	22.04	2,250,073	-	1.40	1.60	7.64	7.83
2013	107,000	20.03	20.44	2,187,501	-	1.40	1.60	25.74	26.02
2012	118,040	15.93	16.22	1,914,611	-	1.40	1.60	11.63	11.86
Guggenheim VIF High Yield
2016	223,291	25.41	31.98	7,129,883	8.06	1.40	1.60	15.66	15.87
2015	243,868	21.97	27.60	6,709,111	14.56	1.40	1.60	(5.51)	(5.28)
2014	277,313	23.25	29.14	8,062,332	-	1.40	1.60	0.87	1.08
2013	442,036	23.05	28.83	12,720,252	-	1.40	1.60	5.69	5.88
2012	485,910	21.81	27.23	13,210,226	-	1.40	1.60	13.01	13.27
Guggenheim VIF Large Cap Value
2016	305,536	19.81	35.92	10,904,488	1.71	1.40	1.60	19.48	19.69
2015	306,623	16.58	30.01	9,164,343	1.17	1.40	1.60	(6.59)	(6.42)
2014	340,177	17.75	32.07	10,846,638	-	1.40	1.60	7.71	7.94
2013	393,460	16.48	29.71	11,620,544	-	1.40	1.60	29.87	30.14
2012	426,106	12.69	22.83	9,682,485	-	1.40	1.60	13.71	13.98
Guggenheim VIF Long Short Equity
2016	28,245	13.21	13.56	383,548	-	1.40	1.60	(0.97)	(0.73)
2015	30,409	13.34	13.66	416,024	-	1.40	1.60	(0.30)	(0.15)
2014	27,263	13.38	13.68	373,607	-	1.40	1.60	1.13	1.33
2013	47,243	13.23	13.50	638,391	-	1.40	1.60	15.55	15.78
2012	37,324	11.45	11.66	435,613	-	1.40	1.60	2.78	3.00

(c) Closed to new investments. See Note 1.

44

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Managed Asset Allocation
2016	265,477	16.79	30.23	8,022,378	1.31	1.40	1.60	6.27	6.52
2015	238,510	15.80	28.38	6,759,612	0.98	1.40	1.60	(1.50)	(1.32)
2014	274,077	16.04	28.76	7,870,992	-	1.40	1.60	5.04	5.23
2013	317,347	15.27	27.33	8,663,247	-	1.40	1.60	12.44	12.75
2012	336,177	13.58	24.24	8,141,812	-	1.40	1.60	11.49	11.65
Guggenheim VIF Mid Cap Value
2016	373,691	47.02	97.85	36,297,452	0.95	1.40	1.60	24.72	24.98
2015	395,530	37.70	78.29	30,739,884	0.62	1.40	1.60	(8.29)	(8.09)
2014	468,254	41.11	85.18	39,604,068	-	1.40	1.60	(0.70)	(0.50)
2013	535,694	41.40	85.61	45,560,905	-	1.40	1.60	31.22	31.44
2012	570,257	31.55	65.13	36,903,331	-	1.40	1.60	15.23	15.48
Guggenheim VIF Small Cap Value
2016	252,113	53.26	53.52	13,424,757	0.12	1.40	1.60	24.58	24.85
2015	266,669	42.66	42.96	11,375,364	-	1.40	1.60	(8.11)	(7.94)
2014	303,326	46.34	46.75	14,053,371	0.01	1.40	1.60	(2.97)	(2.75)
2013	354,774	47.65	48.18	16,904,913	-	1.40	1.60	34.62	34.87
2012	336,523	35.33	35.79	11,888,733	-	1.40	1.60	17.58	17.85
Guggenheim VIF StylePlus Large Core
2016	329,887	12.05	31.86	10,431,133	0.85	1.40	1.60	11.57	11.75
2015	373,712	10.80	28.51	10,555,346	1.31	1.40	1.60	(0.18)	0.11
2014	453,217	10.82	28.48	12,798,027	-	1.40	1.60	13.66	13.83
2013	447,930	9.52	25.02	11,095,033	-	1.40	1.60	26.76	27.07
2012	500,692	7.51	19.69	9,767,170	-	1.40	1.60	11.26	11.49
Guggenheim VIF StylePlus Large Growth
2016	256,581	11.46	13.93	3,564,794	0.48	1.40	1.60	6.90	7.24
2015	324,348	10.72	12.99	4,205,789	0.99	1.40	1.60	3.88	4.00
2014	300,001	10.32	12.49	3,738,168	-	1.40	1.60	13.41	13.65
2013	280,990	9.10	10.99	3,073,322	-	1.40	1.60	26.21	26.47
2012	427,134	7.21	8.69	3,699,200	-	1.40	1.60	8.91	9.17

45

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF StylePlus Mid Growth
2016	193,006	16.18	55.67	10,693,283	0.69	1.40	1.60	6.94	7.12
2015	227,169	15.13	51.97	11,750,843	1.14	1.40	1.60	(1.69)	(1.48)
2014	235,379	15.39	52.75	12,322,635	-	1.40	1.60	11.28	11.48
2013	247,382	13.83	47.32	11,621,006	-	1.40	1.60	28.41	28.69
2012	318,598	10.77	36.77	11,540,283	-	1.40	1.60	13.97	14.16
Guggenheim VIF StylePlus Small Growth
2016	139,766	14.41	28.23	3,940,470	0.33	1.40	1.60	11.62	11.85
2015	171,859	12.91	25.24	4,332,379	0.94	1.40	1.60	(2.86)	(2.66)
2014	151,652	13.29	25.93	3,909,877	-	1.40	1.60	7.00	7.28
2013	189,840	12.42	24.17	4,553,441	-	1.40	1.60	39.08	39.39
2012	241,036	8.93	17.34	4,145,139	-	1.40	1.60	9.84	9.96
Guggenheim VIF Total Return Bond
2016	379,530	15.42	20.09	7,575,667	4.56	1.40	1.60	5.11	5.29
2015	490,063	14.67	19.08	9,303,210	1.70	1.40	1.60	(0.47)	(0.26)
2014	533,618	14.74	19.13	10,164,025	-	1.40	1.60	6.35	6.57
2013	406,988	13.86	17.95	7,273,038	-	1.40	1.60	0.14	0.34
2012	461,761	13.84	17.89	8,241,565	-	1.40	1.60	4.14	4.38
Guggenheim VIF World Equity Income
2016	374,557	14.36	39.13	14,597,442	3.25	1.40	1.60	8.62	8.85
2015	372,616	13.22	35.95	13,310,718	3.22	1.40	1.60	(2.22)	(2.07)
2014	409,628	13.52	36.71	14,920,556	-	1.40	1.60	3.28	3.55
2013	440,257	13.09	35.45	15,458,780	-	1.40	1.60	17.40	17.62
2012	487,627	11.15	30.14	14,569,714	-	1.40	1.60	14.71	14.91
Invesco V.I. Comstock
2016	138,483	17.44	17.84	2,469,225	1.36	1.40	1.60	15.12	15.39
2015	138,412	15.15	15.46	2,139,028	1.64	1.40	1.60	(7.68)	(7.54)
2014	160,098	16.41	16.72	2,675,028	0.97	1.40	1.60	7.33	7.59
2013	185,906	15.29	15.54	2,888,100	1.86	1.40	1.60	33.54	33.73
2012	113,058	11.45	11.62	1,313,431	1.61	1.40	1.60	16.96	17.26

46

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Equity and Income
2016	96,847	17.61	18.01	1,744,027	1.53	1.40	1.60	13.03	13.20
2015	103,674	15.58	15.91	1,648,866	2.53	1.40	1.60	(4.18)	(3.93)
2014	98,559	16.26	16.56	1,631,956	1.66	1.40	1.60	7.04	7.25
2013	95,890	15.19	15.44	1,480,513	1.77	1.40	1.60	22.90	23.13
2012	72,423	12.36	12.54	908,008	1.69	1.40	1.60	10.55	10.78
Invesco V.I. Global Health Care
2016	87,673	19.47	19.98	1,752,298	-	1.40	1.60	(12.85)	(12.71)
2015	155,063	22.34	22.89	3,549,845	-	1.40	1.60	1.50	1.73
2014	151,604	22.01	22.50	3,411,543	-	1.40	1.60	17.76	17.99
2013	84,902	18.69	19.07	1,619,209	0.99	1.40	1.60	38.24	38.59
2012	81,433	13.52	13.76	1,120,912	-	1.40	1.60	19.01	19.13
Invesco V.I. Global Real Estate
2016	74,273	19.40	19.91	1,475,634	1.85	1.40	1.60	0.41	0.61
2015	83,125	19.32	19.79	1,641,820	3.33	1.40	1.60	(3.06)	(2.85)
2014	96,350	19.93	20.37	1,959,314	1.87	1.40	1.60	12.79	13.04
2013	99,406	17.67	18.02	1,788,881	3.83	1.40	1.60	1.09	1.24
2012	110,920	17.48	17.80	1,971,357	0.65	1.40	1.60	26.03	26.33
Invesco V.I. Government Money Market (a)(b)
2016	134,052	9.90	9.91	1,328,156	0.07	1.40	1.60	(1.00)	(0.90)
Invesco V.I. Government Securities
2016	67,135	11.27	11.52	773,974	3.34	1.40	1.60	(0.62)	(0.43)
2015	65,915	11.34	11.57	762,971	2.16	1.40	1.60	(1.48)	(1.36)
2014	90,661	11.51	11.73	1,063,601	2.77	1.40	1.60	2.22	2.45
2013	94,153	11.26	11.45	1,078,384	3.00	1.40	1.60	(4.41)	(4.18)
2012	125,765	11.78	11.95	1,503,400	0.74	1.40	1.60	0.60	0.76

(a) New subaccount. See Note 1.
(b) Liquidation. See Note 1.

47

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. International Growth
2016	154,161	14.61	14.94	2,303,831	1.10	1.40	1.60	(2.27)	(2.10)
2015	158,651	14.95	15.26	2,421,639	1.22	1.40	1.60	(4.17)	(3.96)
2014	205,744	15.60	15.89	3,270,735	1.61	1.40	1.60	(1.52)	(1.37)
2013	187,984	15.84	16.11	3,028,384	0.93	1.40	1.60	16.81	17.08
2012	223,667	13.56	13.76	3,078,689	1.31	1.40	1.60	13.38	13.63
Invesco V.I. Mid Cap Core Equity
2016	47,570	18.15	18.63	886,463	-	1.40	1.60	11.35	11.62
2015	37,940	16.30	16.69	633,513	0.04	1.40	1.60	(5.78)	(5.65)
2014	165,770	17.30	17.69	2,935,052	-	1.40	1.60	2.49	2.73
2013	80,395	16.88	17.22	1,385,978	0.29	1.40	1.60	26.44	26.62
2012	228,358	13.35	13.60	3,106,002	-	1.40	1.60	8.80	9.06
Invesco V.I. Mid Cap Growth
2016	65,692	15.37	15.72	1,031,720	-	1.40	1.60	(1.03)	(0.82)
2015	236,696	15.53	15.85	3,751,483	-	1.40	1.60	(0.58)	(0.38)
2014	71,062	15.62	15.91	1,130,172	-	1.40	1.60	5.97	6.21
2013	49,245	14.74	14.98	737,733	0.27	1.40	1.60	34.49	34.71
2012	53,390	10.96	11.12	593,970	-	1.40	1.60	(2.83)	(2.70)
Invesco V.I. Value Opportunities
2016	12,769	13.44	13.80	175,801	0.07	1.40	1.60	16.06	16.36
2015	15,738	11.58	11.86	186,434	0.37	1.40	1.60	(12.07)	(11.95)
2014	189,750	13.17	13.47	2,555,074	2.03	1.40	1.60	4.69	4.91
2013	47,487	12.58	12.84	609,724	1.27	1.40	1.60	31.04	31.42
2012	47,554	9.60	9.77	464,784	1.10	1.40	1.60	15.80	16.03
MFS VIT II Research International
2016	53,977	11.43	11.69	630,611	0.48	1.40	1.60	(2.47)	(2.26)
2015	255,929	11.72	11.96	3,061,867	7.26	1.40	1.60	(3.78)	(3.63)
2014	58,580	12.18	12.41	727,690	0.97	1.40	1.60	(8.56)	(8.41)
2013	117,793	13.32	13.55	1,596,193	2.20	1.40	1.60	16.74	17.01
2012	69,191	11.41	11.58	801,139	2.15	1.40	1.60	14.56	14.77

48

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS VIT Total Return
2016	86,639	15.39	15.75	1,364,114	6.71	1.40	1.60	7.02	7.29
2015	92,652	14.38	14.68	1,360,787	2.27	1.40	1.60	(2.18)	(1.94)
2014	111,246	14.70	14.97	1,666,524	0.59	1.40	1.60	6.52	6.70
2013	559,658	13.80	14.03	7,850,539	2.90	1.40	1.60	16.85	17.11
2012	80,557	11.81	11.98	965,900	2.54	1.40	1.60	9.15	9.41
MFS VIT Utilities
2016	180,164	21.16	21.64	3,897,707	4.16	1.40	1.60	9.47	9.68
2015	198,250	19.33	19.73	3,910,438	4.12	1.40	1.60	(16.10)	(15.94)
2014	256,450	23.04	23.47	6,018,786	2.06	1.40	1.60	10.66	10.86
2013	195,129	20.82	21.17	4,129,748	2.17	1.40	1.60	18.30	18.53
2012	186,974	17.60	17.86	3,338,335	6.49	1.40	1.60	11.39	11.63
Neuberger Berman AMT Socially Responsive
2016	187,616	26.05	26.62	4,992,122	0.46	1.40	1.60	7.87	8.08
2015	209,325	24.15	24.63	5,152,390	0.31	1.40	1.60	(2.19)	(1.95)
2014	223,413	24.69	25.12	5,610,503	0.12	1.40	1.60	8.38	8.56
2013	239,636	22.78	23.14	5,542,843	0.54	1.40	1.60	35.19	35.48
2012	281,835	16.85	17.08	4,811,217	0.10	1.40	1.60	8.99	9.21
Oppenheimer Main Street Small Cap Fund/VA
2016	51,374	23.42	24.04	1,233,714	0.16	1.40	1.60	15.77	16.02
2015	145,285	20.23	20.72	3,009,739	0.69	1.40	1.60	(7.58)	(7.42)
2014	191,028	21.89	22.38	4,274,199	0.81	1.40	1.60	9.89	10.08
2013	109,167	19.92	20.33	2,218,619	0.47	1.40	1.60	38.33	38.68
2012	72,229	14.40	14.66	1,055,682	0.34	1.40	1.60	15.76	15.98
PIMCO VIT All Asset
2016	89,522	14.93	15.32	1,371,854	2.68	1.40	1.60	11.17	11.34
2015	69,216	13.43	13.76	952,623	3.43	1.40	1.60	(10.47)	(10.24)
2014	82,755	15.00	15.33	1,269,071	5.66	1.40	1.60	(1.12)	(0.97)
2013	83,416	15.17	15.48	1,291,286	4.69	1.40	1.60	(1.37)	(1.15)
2012	91,324	15.38	15.66	1,429,844	5.21	1.40	1.60	13.09	13.40

49

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT CommodityRealReturn Strategy
2016	65,376	5.95	6.09	397,847	1.33	1.40	1.60	13.33	13.62
2015	57,332	5.25	5.36	307,127	4.46	1.40	1.60	(26.88)	(26.78)
2014	54,426	7.18	7.32	398,029	0.46	1.40	1.60	(19.78)	(19.56)
2013	64,927	8.95	9.10	590,577	1.68	1.40	1.60	(16.04)	(15.90)
2012	68,605	10.66	10.82	741,920	2.90	1.40	1.60	3.70	3.94
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
2016	52,044	15.56	15.91	826,997	1.59	1.40	1.60	4.78	4.95
2015	50,835	14.85	15.16	769,813	2.55	1.40	1.60	(1.33)	(1.11)
2014	92,336	15.05	15.33	1,413,783	1.76	1.40	1.60	9.38	9.58
2013	83,083	13.76	13.99	1,160,851	1.92	1.40	1.60	(1.08)	(0.85)
2012	104,905	13.91	14.11	1,479,248	2.30	1.40	1.60	9.10	9.30
PIMCO VIT Low Duration
2016	154,033	12.08	12.40	1,909,519	1.61	1.40	1.60	(0.25)	-
2015	168,389	12.11	12.40	2,088,413	3.29	1.40	1.60	(1.30)	(1.12)
2014	196,918	12.27	12.54	2,469,289	1.14	1.40	1.60	(0.73)	(0.56)
2013	254,738	12.36	12.61	3,211,712	1.48	1.40	1.60	(1.75)	(1.56)
2012	304,266	12.58	12.81	3,896,809	1.90	1.40	1.60	4.14	4.40
PIMCO VIT Real Return
2016	341,106	13.64	14.00	4,772,107	2.29	1.40	1.60	3.49	3.70
2015	371,578	13.18	13.50	5,012,240	3.93	1.40	1.60	(4.22)	(4.05)
2014	440,229	13.76	14.07	6,190,673	1.49	1.40	1.60	1.40	1.66
2013	577,186	13.57	13.84	7,985,769	1.49	1.40	1.60	(10.66)	(10.48)
2012	774,658	15.19	15.46	11,972,077	1.05	1.40	1.60	7.05	7.21
Royce Micro-Cap
2016	81,218	14.80	15.14	1,229,051	0.64	1.40	1.60	17.74	18.00
2015	95,976	12.57	12.83	1,230,579	-	1.40	1.60	(13.85)	(13.66)
2014	103,848	14.59	14.86	1,542,639	-	1.40	1.60	(5.07)	(4.93)
2013	112,079	15.37	15.63	1,751,268	0.49	1.40	1.60	19.05	19.31
2012	132,157	12.91	13.10	1,731,125	-	1.40	1.60	5.82	6.07

50

Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  Average new assets is a simple average of beginning net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The disclosed range represents the lowest expense ratio to highest expense ratio, respectively.  Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

51

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)	Financial Statements
The following financial statements are included in Part B of this Registration Statement:  (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016; and (2) the audited financial statements of Variable Annuity Account VIII at December 31, 2016, and for each of the specified periods ended December 31, 2016 and 2015.
(b)	Exhibits
(1)	Resolution of the Board of Directors of Security Benefit Life Insurance Company ("SBL") authorizing establishment of the Separate Account(a)
(2)	Not Applicable
(3)	(a)	Facilities Agreement(t)
	(b)	SBL Variable Products Schedule of Commissions(f)
(c)	Marketing Organization Agreement(q)
(d)	SBL Variable Products Sales Agreement(g)
(e)	Schedule of Asset Based Commissions(c)
(f)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement(i)
(g)	Distribution Agreement(ac)
(4)	(a)	Individual Contract (Form V6022 10-94)(f)
(b)	Individual Contract - Unisex (Form V6022 10‑94)U(a)
(c)	Loan Endorsement (Form V6066 10‑00)(d)
(d)	SIMPLE IRA Endorsement (Form 4453C‑5S R9-03)(h)
(e)	Tax‑Sheltered Annuity Endorsement (Form V6101 R9-10)(p)
(f)	Individual Retirement Annuity Endorsement (Form 6849A R9‑10)(p)
(g)	Roth IRA Endorsement (Form V6851A R9-10)(p)
(h)	457 Plan Endorsement (Form V6054 R1‑98)(a)
(i)	403a Endorsement (Form V6057 10‑98)(b)
(j)	Method for Deductions Endorsement (Form V6071 3‑01)(e)
(k)	Texas Optional Retirement Plan Rider (Form V6932G 7‑00)(e)
(5)	Application (Form V6845 R2-11)(u)
(6)	(a)	Composite of Articles of Incorporation of SBL(j)
(b)	Bylaws of SBL(ab)
(7)	Not Applicable
(8)	(a)	Participation Agreement – AIM(y)
(b)	Participation Agreement – American Century(w)
(c)	Participation Agreement – Dreyfus(y)
(d)	Participation Agreement – Legg Mason (Citigroup Global Markets, Inc)(ac)
(e)	Participation Agreement – MFS®(x)

(f)	[Reserved]
(f)	Participation Agreement – Neuberger Berman – AMT Funds(r)
(g)	Participation Agreement – Oppenheimer(p)
(h)	Participation Agreement – PIMCO(v)
(i)	Participation Agreement – Royce(k)
(j)	Participation Agreement – Rydex(l)
(i)	Amendment Number 1(l)
(ii)	Amendment Number 2(l)
(iii)	Amendment Number 3(l)
(iv)	Amendment Number 4(l)
(v)	Amendment Number 5(l)
(vi)	Amendment Number 6(m)

(m)	Participation Agreement – SBL(aa)
(n)	Information Sharing Agreement – AIM(o)
(o)	Information Sharing Agreement – American Century(o)
(p)	Information Sharing Agreement – Dreyfus(o)
(q)	Information Sharing Agreement – Legg Mason(s)
(r)	Information Sharing Agreement –MFS(o)
(s)	Information Sharing Agreement – Neuberger Berman(r)
(t)	Information Sharing Agreement – Oppenheimer(o)
(u)	Information Sharing Agreement – PIMCO(o)
(v)	Information Sharing Agreement – Royce(o)
(w)	Information Sharing Agreement – Rydex(o)
(y)	Information Sharing Agreement – Security Funds(n)
(9)	Opinion of Counsel(f)
(10)	(a)	Consent of Independent Registered Public Accounting Firm
(b)	Consent of Counsel
(11)	Not Applicable
(12)	Not Applicable
(13)	(a)	Powers of Attorney of John F. Guyot, Michael P. Kiley, Roger S. Offermann, Barry G. Ward, Joseph W Wittrock, and Douglas G. Wolff(ab)
(b)	Power of Attorney of John P. Wohletz(ac)
(a)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑23723 (filed March 1, 1999).
(b)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑23723 (filed April 30, 1999).
(c)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 002‑89328 (filed April 28, 2000).
(d)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑41180 (filed February 16, 2001).
(e)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 002‑89328 (filed April 11, 2001).
(f)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 033‑85592 (filed April 11, 2001).
(g)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002).
(h)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑93947 (filed April 30, 2004).
(i)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑120399 (filed November 12, 2004).
(j)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑52114 (filed February 23, 2005).
(k)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 002‑89328 (filed April 28, 2006).
(l)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑52114 (filed April 28, 2006).
(m)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑138540 (filed March 9, 2007).
(n)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑41180 (filed April 27, 2007).
(o)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007).
(p)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011).

(q)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 033‑85592 (filed April 29, 2008).
(r)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑84159 (filed April 27, 2009).
(s)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2009).
(t)	Incorporated herein by reference to Exhibits filed with Registration Statement No. 002‑89328 (filed April 27, 2009).
(u)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2011)
(v)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2012).
(w)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2012).
(x)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012).
(y)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013).
(z)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 30, 2014).
(aa)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014).
(ab)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 ( filed April 29, 2016).
(ac)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017).

Item 25.        Directors and Officers of the Depositor
Name and Principal Business Address*	Positions and Offices with Depositor
Michael P. Kiley	Chairman, Chief Executive Officer, and Director
Douglass G. Wolff	President and Director
Barry G. Ward	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
John F. Guyot	Senior Vice President, General Counsel Secretary, and Director
Roger S. Offermann	Senior Vice President and Chief Actuary and Director
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer, and Director
David Byrnes	Vice President
Albert J. Dal Porto	Vice President, Product Development, and Market Research
Jackie R. Fox	Vice President, Client Service
Cherie Goosen	Vice President, Finance
John Keddy	Vice President and Chief Technology Officer
Cherie Huffman	Vice President, Investments
Phon Vilayoune	Vice President, Investments
Rui Guo	Vice President and Product Actuary
Susan J. Lacey	Vice President and Controller
Benjamin J. Sclater	Vice President
John P. Wohletz	Vice President and Chief Accounting Officer
Jeanne R. Slusher	Vice President and Director of Audit
Christopher D. Swickard	Vice President, Associate General Counsel, and Assistant Secretary
Kevin M. Watt	Vice President
Carmen R. Hill	Second Vice President and Chief Compliance Officer
*Located at One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 26.        Persons Controlled by or Under Common Control with the Depositor or Registrant
The Depositor, Security Benefit Life Insurance Company ("SBL" or "the Company"), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of SBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.

Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
100 N. Cresent Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
1100 West Holdings II, LLC	DE	50%	by Mondrian Miami Investment LLC
1100 West Holdings, LLC	DE	100%	by 1100 West Holdings II, LLC
1100 West Properties, LLC	DE	100%	by 1100 West Holdings, LLC
1300 South Miami Employer, LLC	DE	100%	by SBE Hotel Group, LLC
1300 South Miami JV, LLC	DE	50%	by 1300 South Miami SBEHG Equity, LLC
1300 South Miami SBEHG Equity, LLC	DE	100%	by SBE Hotel Group, LLC
1645 NW, LLC	CA	51%	by SBE Restaurant Group, LLC
1650 Schraeder Blvd., LLC	CA	100%	by SBE Restaurant Group, LLC
1701 Collins (Miami) Manager, LLC	DE	49.5%	by SBEEG Holdings, LLC
1717 Vine Management, LLC	CA	100%	by SBE Hotel Group, LLC
1743 Cahuenga, LLC	CA	89.25%	by SBE Restaurant Group I, LLC
1775 Collins Management, LLC	DE	100%	by SBE Hotel Group, LLC
1776 Collins CSB Employer, LLC	DE	100%	by SBE Restaurant Group, LLC
1776 Collins Management, LLC	DE	100%	by SBE Hotel Group, LLC
1801 SBE Eats, LLC	CA	50%	by SN SBE Eats, LLC
1801 SBE Eats, LLC	CA	50%	by YDS 1801 Eats
29 E 29th Employer, LLC	DE	100%	by SBE Hotel Group, LLC
29 E 29th Management, LLC	DE	100%	by SBE Hotel Group, LLC
313 South Broad SBE Member, LLC	DE	100%	by SBE Hotel Group, LLC
37-41 Mortimer GP LTD	UK	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer LP	UK	99.99%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	UK	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	UK	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	UK	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	UK	45.7%	by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	Jersey	99.99%	by 37-41 Mortimer Street LLP
444 Park Avenue Employer, LLC	DE	100%	by SBE Hotel Group, LLC
45-501, LLC	DE	100%	by FX Leasing, LLC
45-502, LLC	DE	100%	by FX Leasing, LLC
45-506, LLC	DE	100%	by FX Leasing, LLC
495 Geary LLC	DE	99%	by Clift Holdings LLC
58th Street Bar Company LLC	DE	100%	by Hudson Pledgor, LLC
6021 Hollywood Investor, LLC	DE	100%	by 6021 Hollywood Manager, LLC
6021 Hollywood Manager, LLC	DE	100%	by SBE Restaurant Group, LLC
6021 Hollywood Operating Company, LLC	DE	100%	by 6022 Hollywood Manager, LLC
6611 Hollywood Whitley, LLC	CA	100%	by SBE Restaurant Group, LLC
6623 Hollywood Cherokee, LLC	CA	100%	by SBE Restaurant Group, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by 700 Edgewater Development Parent, LLC
700 Edgewater Development Parent, LLC	DE	40%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by 700 Edgewater Development Mezz, LLC
7080 HW La Brea, LLC	CA	100%	by SBE Restaurant Group, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
720 NE Street Holdco LLC	DE	100%	by 720 NE Street LLC
720 NE Street LLC	DE	50%	by Che NE Street LLC
720 NE Street PropCo LLC	DE	100%	by 720 NE Street Holdco LLC
801 SMA Lessee, LLC	DE	100%	by SBE Hotel Group, LLC
9077 SM Operator LLC	CA	100%	by SBE Restaurant Group, LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50%	by SBC Civic Center LLC
A24 Films, LLC	DE	35%	by Wanamaker Portfolio Trust, LLC
ABA Products LLC	DE	100%	by Lifestyle Products Group LLC
ACS Nextant Holdings LLC	DE	100%	by SCF Business Aviation LLC
Alex Inc.	DE	100%	by Direct Holdings Americas, Inc.
Arlington Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Artstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Aurify Brands, LLC	NY	56.7%	by Wanamaker Portfolio Trust, LLC
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Capital Funding Trust	DE	100%	by EL Funding, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bath Road Properties Ltd.	UK	75%	by Galliard Developments Ltd
BBMA Holdings I, LLC	DE	100%	by DCP LLC
BBMA Holdings II, LLC	DE	51%	by BBMA Parent, LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BD-100-1A10 20084, LLC	DE	100%	by FX Leasing, LLC
BD-700-1A10 9147, LLC	DE	100%	by FX Leasing, LLC
Beach Hotel Associates LLC	DE	100%	by Hudson Delano Senior Mezz LLC
Beaumont Hills LLC	DE	100%	by Cain Hoy UK Holdings Limited
Bethesda Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Billboard I, LLC	DE	100%	by PGM Entertainment Group, LLC
Billboard IP Holdings LLC	DE	50%	by Billboard I, LLC
Billboard IP Holdings, LLC	DE	50%	by BBMA Holdings, LLC
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Broad and Sprice Limited Partner, LLC	PA	100%	by Broad and Spruce JV, LLC
Broad and Spruce Associates, L.P.	PA	99%	by Broad and Spruce Limited Partner, LLC
Broad and Spruce JV, LLC	PA	50%	by 313 South Broad SBE Member, LLC
Cain Hoy Enterprises LP	DE	0%	Mgmt. by Eldridge GP LP LLC
Cain Hoy Enterprises UK Limited	UK	100%	by Cain Hoy UK Holdings Limited
Cain Hoy Finance Limited	UK	100%	by CH Capital A Holdings LLc
Cain Hoy UK Holdings Limited	Malta	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain Hoy Enterprises LP
Canon Portfolio Trust, LLC	KS	100%	by EL Funding, LLC
Cape Soho Holdings	NY	80%	by Cape SoHo Hotel LLC
Cape SoHo Hotel LLC	NY	20%	by MHG 150 Lafayette Investment LLC
Cardamom RE HQ, LLC	DE	100%	by Security Benefit Corporation
CardCash Holdings, LLC	DE	86%	by Wanamaker Portfolio Trust, LLC
Cash4Gold LLC	DE	100%	by Lifestyle Products Group LLC
CBAM Business Services LLC	DE	100%	by EL Funding, LLC
CBAM Funding 2016-1 LLC	DE	100%	by EL Funding, LLC
Cedar Hotel Holdings LLC	DE	49%	by MHG North State Street Investment LLC
Cedar Hotel LLC	DE	100%	by Cedar Hotel Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Celtic Cruise, LLC	DE	100%	by ECP Charter Cruises LLC
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLc	DE	100%	by Cain Hoy UK Holdings Limited
CH Funding, LLC	Ireland	100%	by Security Benefit Corporation
CH Galliard (Courchevef PW) LLP	UK	75%	by CH Capital A Holdings LLc
CH Kansas, LLC	KS	100%	by Security Benefit Corporation
CH McCourt (The Stage) LLC	DE	50%	by CH Capital A Holdings LLc
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings
CHE Miami Holdings	DE	100%	by CHE US Holdings LLC
Che NE Street LLC	DE	100%	by CHE Miami Holdings
CHE SBE Holdings, LLC	DE	100%	by CHE US Holdings LLC
CHE SJG Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings
CHE UK GP Limited	Jersey	100%	by Cain Hoy Enterprises LP
CHE UK Holdings LP	Jersey	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain Hoy Enterprises LP
Christopher Hotel Holdings LLC	DE	49%	by MHG St. Barths Investment LLC
CLC Productions, Inc.	DE	100%	by Dick Clark Productions, Inc.
Cleo- Downtown L.A., LLC	DE	100%	by SBE Restaurant Group, LLC
Click Records, Inc.	DE	100%	by Dick Clark Productions, Inc.
Clift Holdings LLC	DE	100%	Mgmt. by Morgans Group LLC
CLIO Awards LLC	DE	100%	by Mediabistro Holdings LLC
Colpy Limited	Jersey Limited	100%	by Dynamo PW S.a.r.l.
Corporate Funding VIII, LLC	DE	100%	by SL Funding, LLC
Country Cruise 16 LLC	DE	100%	by StarVista Live LLC
Country Cruise 17 LLC	DE	100%	by StarVista Live LLC
Country Cruise II, LLC	DE	100%	by StarVista Live LLC
Country Cruise LLC	DE	100%	by StarVista Live LLC
CP Investment Holdings, LLC	DE	100%	by DCP Holdco II
CPD Funding 2016-1 LLC	DE	100%	by CBAM Funding 2016-1 LLC
CPI Productions, Inc.	DE	100%	by Dick Clark Productions, Inc.
Craneshaw House Limited	UK	66%	by Galliard Developments Ltd
Dakota Development Company, LLC	NV	100%	by SBEEG Holdings, LLC
Dark Star Media, LLC	DE	100%	by DS Funding LLC
DC Company Music, Inc.	CA	100%	by Dick Clark Productions, Inc.
DCP Corp.	DE	100%	by DCP LLC
DCP Funding LLC	DE	81.5%	by DS DCP Holdings LLC
DCP Guaranty Services, LLC	DE	100%	by Dick Clark Productions, Inc.
DCP Holdco I	DE	100%	by DCP Funding LLC
DCP Holdco II	DE	100%	by DCP Holdco I
DCP LLC	DE	100%	by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
DCP TL Funding LLC	DE	50%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by DCP LLC
Dcpl investco, LLC	DE	100%	by DCP LLC

Name	Jurisdiction	Percent of Voting Securities Owned
DHAI Video LLC	DE	100%	by Direct Global Holdings LLC
Dick Clark Communications, Inc.	DE	100%	by Dick Clark Productions, Inc.
Dick Clark Features, Inc.	CA	100%	by Dick Clark Productions, Inc.
Dick Clark Film Group, Inc.	CA	100%	by Dick Clark Productions, Inc.
DicK Clark Kids, Inc.	DE	100%	by Dick Clark Productions, Inc.
Dick Clark Media Archives, Inc.	CA	100%	by Dick Clark Productions, Inc.
Dick Clark Productions, Inc.	DE	100%	by DCP LLC
Dick Clark Restaurants, Inc.	DE	100%	by Dick Clark Productions, Inc.
Direct Global Holdings LLC	DE	100%	by Mosaic Media Investment Partners, LLC
Direct Holdings Americas, Inc.	DE	100%	by Direct Holdings U.S. Corp.
Direct Holdings Channel LLC	DE	100%	by Direct Global Holdings LLC
Direct Holdings Cruise Production LLC	DE	100%	by Direct Global Holdings LLC
Direct Holdings Custom Publishing Inc.	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings Education	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. Corp.
Direct Holdings Libraries Inc.	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings U.S. Corp.	DE	100%	by Direct Global Holdings LLC
DLSV 2015-1,LLC	KS	100%	by Security Benefit Corporation
DNBR Funding II, LLC	DE	100%	by Dunbarre Insurance Agency, LLC
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Downtown Arena Lounge, LLC	DE	50%	by SBE Restaurant Group, LLC
DS DCP Holdings LLC	DE	100%	by Dark Star Media, LLC
DS Funding LLC	DE	100%	by DSF Parent LLC
DS Malecon Holdings LLC	DE	100%	by Dark Star Media, LLC
DS MB Holdings LLC	DE	100%	by Dark Star Media, LLC
DS PGM Holdings LLC	DE	100%	by Dark Star Media, LLC
DSF Parent LLC	DE	100%	by EL Funding, LLC
Dunbarre Insurance Agency, LLC	DE	100%	by Security Benefit Life Insurance Company
Dynamo 1C S.a.r.l.	DE	100%	by Dynamo Holdings SCSP
Dynamo GP S.a.r.l.	Luxembourg	50%	by CH Galliard (Courchevef PW) LLP
Dynamo Holdings SCSP	Luxembourg	0%	Mgmt. by Dynamo GP S.a.r.l.
Dynamo PW S.a.r.l.	Luxembourg	100%	by Dynamo Holdings SCSP
EBSAM LLC	DE	100%	by EL Funding, LLC
ECP Charter Cruises LLC	DE	100%	by Direct Holdings Cruise Production LLC
EL Funding, LLC	DE	100%	by SL Funding, LLC
Eldridge Aircraft Services LLC	DE	100%	by EL Funding, LLC
Eldridge Business Services LLC	DE	99%	by EL Funding, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge Equipment Finance LLC	DE	100%	by EL Funding, LLC
Eldridge Executive Services LLC	DE	99%	by EL Funding, LLC
Eldridge Industries, LLC	DE	65.5%	by SBT Investors, LLC
Eldridge SBC Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Services Incorporated	DE	100%	by EL Funding, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC
Ellicott Limited	Jersey	100%	by Beaumont Hills LLC
Elliott Bay Capital Trust, LLC	DE	20%	by Wanamaker Portfolio Trust, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Elliott Bay Healthcare Realty Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Elliott Bay Healthcare Realty LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings LLC
Epic Aero, Inc.	DE	18%	by Epic Preferred Holdings LLC
Epic Preferred Holdings LLC	DE	100%	by Stonebriar Holdings LLC
Everest Fuel Management, LLC	DE	100%	by Epic Aero, Inc.
Fairchild Place Ltd	UK	100%	by The Stage Shoreditch (Master) Unit Trust
Family Secret Productions, Inc.	DE	100%	by Dick Clark Productions, Inc.
Film Expo Group LLC	DE	100%	by Mediabistro Holdings LLC
First Sec Bft Life Ins & Annuity Co of NY	NY	100%	by SBL Holdings, LLC
Flairjet Ltd.	DE	100%	by Volare Acquisitions, Limited
Flexjet Limited	England, Wales	100%	by One Sky Flight, LLC
Flexjet, LLC	England, Wales	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flower Power Cruise 16 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 17 LLC	DE	100%	by StarVista Live LLC
Four Six Four Aircraft II LLC	DE	100%	by Four Six Four Aircraft LLC
Four Six Four Aircraft LAK (Ireland) I Limited	Ireland	100%	by Four Six Four Aircraft LAK (Ireland) Parent Limited
Four Six Four Aircraft LAK (Ireland) II Limited	Ireland	100%	by Four Six Four Aircraft LAK (Ireland) Parent Limited
Four Six Four Aircraft LAK (Ireland) III Limited	Ireland	100%	by Four Six Four Aircraft LAK (Ireland) Parent Limited
Four Six Four Aircraft LAK (Ireland) Parent Limited	Ireland	100%	by Four Six Four Aircraft II LLC
Four Six Four Aircraft LLC	DE	100%	by EL Funding, LLC
FX Leasing, LLC	DE	100%	by SCF Business Aviation LLC
Galliard Developments Ltd	UK	100%	by GDL Holdco Limited
GDL (Cheltenham) Holdings Ltd	UK	100%	by Galliard Developments Ltd
GDL (Cheltenham) Ltd	UK	100%	by GDL (Cheltenham) Holdings Ltd
GDL (Chiswick) LLP	UK	66%	by Galliard Developments Ltd
GDL (Luton) Holdings Ltd	UK	90%	by Galliard Developments Ltd
GDL (Millharbour) Ltd	UK	100%	by Galliard Developments Ltd
GDL (Slough) Developments Ltd	UK	100%	by Galliard Developments Ltd
GDL Holdco Limited	UK	50%	by CH Capital A Holdings LLc
Generate Entertainment, Inc.	DE	100%	by DCP LLC
Gennessee Insurance Agency, LLC	DE	100%	by Security Benefit Life Insurance Company
GHL (Romford) Limited	UK	100%	by Galliard Developments Ltd
GIV-X 4330, LLC	DE	100%	by FX Leasing, LLC
GIV-X 4332, LLC	DE	100%	by FX Leasing, LLC
GIV-X 4334, LLC	DE	100%	by FX Leasing, LLC
Grand Avenue SBE Member, LLC	DE	100%	by SBE Hotel Group, LLC
Haworth Limited	Jersey Limited	100%	by Dynamo PW S.a.r.l.
HBC (Hallandale) Employer, LLC	DE	100%	by SBE Restaurant Group, LLC
Henry Hudson Holdings LLC	DE	100%	by Hudson Delano Senior Mezz LLC
Highland Peak Asset Holdings	DE	100%	by Highland Peak Trust
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Highland Peak Trust	DE	100%	by EL Funding, LLC
HLAAA JV, LLC	DE	25%	by SBE/Hyde Miami, LLC
Hollywood Awards LLC	CA	100%	by Dick Clark Productions, Inc.
Hudson Delano Junior Mezz LLC	DE	100%	by Morgans Group LLC
Hudson Delano Senior Mezz LLC	DE	100%	by Hudson Delano Junior Mezz LLC
Hudson Leaseco LLC	NY	99.9%	by Hudson Managing Member LLC
Hudson Managing Member LLC	DE	100%	by Henry Hudson Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Hudson Pledgor, LLC	DE	100%	by Henry Hudson Holdings LLC
Hudson Residual Interests, Inc.	DE	100%	by Henry Hudson Holdings LLC
Hyde LLC	CA	100%	by SBE Restaurant Group, LLC
Hyde LV LLC	NV	100%	by SBE Restaurant Group, LLC
ISBE Brand Owner, LLC	DE	50%	by ISBE SBE Member, LLC
ISBE SBE Member, LLC	DE	100%	by SBE Licensing, LLC
Jessica House Developments Ltd	UK	95%	by Galliard Developments Ltd
KAL Aircraft, LLC	KS	100%	by Security Benefit Corporation
Katsu USA, LLC	CA	72%	by SBE/Katsuya USA, LLC
Katsuya-Downtown L.A., LLC	DE	72.9%	by SBE/Katsuya USA, LLC
Katsuya-Glendale, LLC	CA	81.5%	by SBE/Katsuya USA, LLC
Katsuya-H&V LLC	DE	81.5%	by SBE/Katsuya USA, LLC
KBM Holdco, LTD, LLC	BVI	100%	by SBE KBM Holdings, LLC
KBM Operating Company, LTD	Bahamas	100%	by KBM Holdco, LTD, LLC
Keshet/dcp LLC	DE	50%	by DCP LLC
Kilmorie Investments LLP	UK	100%	by Kilmorie Properties Ltd
Kilmorie Properties Ltd	UK	100%	by Galliard Developments Ltd
KitchenTek Holdings LLC	DE	100%	by Lifestyle Products Group LLC
KitchenTek LLC	DE	100%	by KitchenTek Holdings LLC
KitchenTek Operating LLC	DE	100%	by KitchenTek Holdings LLC
Lifestyle Products Group LLC	DE	50%	by Direct Global Holdings LLC
Louisiana DCP Productions, LLC	LA	100%	by Dick Clark Productions, Inc.
LSB Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Malecon Entertainment LLC	DE	50%	by DS Malecon Holdings LLC
Malt Shop Cruise 15, LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 16 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise II, LLC	DE	100%	by ECP Charter Cruises LLC
Malt Shop Cruise III, LLC	DE	100%	by StarVista Live LLC
MAOdcpLLC	DE	50%	by Dick Clark Productions, Inc.
Maranon Senior Credit IV, LLC	KS	100%	by Security Benefit Corporation
Maslow's UK Services Ltd	UK	100%	by 37-41 Mortimer Street LLP
Mayfair Portfolio Trust, LLC	DE	100%	by Eldridge SBC Holdings, LLC
MB Group Holdings LLC	DE	59.53%	by DS MB Holdings LLC
MB Las Vegas Holdings LLC	DE	100%	by Morgans Group LLC
MB/RS Las Vegas LLC	NV	100%	by MB Las Vegas Holdings LLC
MB\CG Las Vegas LLC	NV	100%	by MB Las Vegas Holdings LLC
MC South Beach LLC	DE	50%	by 1100 West Properties LLC
MC South Beach LLC	DE	50%	by Morgans Group LLC
McLean Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Mediabistro Holdings LLC	DE	100%	by MB Group Holdings LLC
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co., LLC	DE	100%	by MF Master Seed Co., LLC
MHG 150 Lafayette Investment LLC	DE	100%	by Morgans Group LLC
MHG Capital Trust I	DE	100%	by Morgans Group LLC
MHG Mexico LLC	DE	100%	by Morgans Group LLC
MHG Mexico Management S. de R. L. de C.V.	Mexico	99%	by MHG Mexico LLC
MHG North State Street Investment LLC	DE	100%	by Morgans Group LLC
MHG PR Investment LLC	DE	100%	by Morgans Group LLC
MHG PR Member LLC	PR	100%	by MHG PR Investment LLC

Name	Jurisdiction	Percent of Voting Securities Owned
MHG St. Barths Investment LLC	DE	100%	by Morgans Group LLC
Miami Waterfront Ventures Mezz, LLC	DE	100%	by Miami Waterfront Ventures Parent, LLC
Miami Waterfront Ventures Parent, LLC	DE	40%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by Miami Waterfront Ventures Mezz, LLC
Mill Link Developments Limited	UK	100%	by Galliard Developments Ltd
Mondrian Miami Investment LLC	DE	100%	by Morgans Group LLC
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra Trust	DE	100%	by EL Funding, LLC
Monterra Trust FA Holdings, LLC	NJ	100%	by Monterra Trust
Morgans Group LLC	DE	100%	by Morgans Hotel Group Co. LLC
Morgans Hotel Franchising Genpar I LLC	DE	100%	by Morgans Group LLC
Morgans Hotel Franchising Genpar LP	DE	99.8%	by Morgans Hotel Franchising Limpar LLC
Morgans Hotel Franchising Limpar LLC	DE	100%	by Morgans Group LLC
Morgans Hotel Group Co. LLC	DE	100%	by SBE ENT Holdings, LLC
Morgans Hotel Group Management LLC	DE	100%	by Morgans Group LLC
Morgans Hotel Group U.K. Management Limited	UK	100%	by Royalton London LLC
Morgans International Franchising LP	DE	99.8%	by Morgans Hotel Franchising Limpar LLC
Morgans Istanbul LLC	DE	100%	by Morgans Group LLC
Morgans Newco Limited	UK	100%	by Royalton Europe Holdings LLC
Morgans US Franchise LLC	DE	100%	by Morgans Group LLC
Mosaic Media Investment Partners, LLC	DE	52.4%	by DCP LLC
Mosaic Media Investment Partners, LLC	DE	47.6%	by DCP TL Funding LLC
MRC Funding Holdco II, LLC	DE	100%	by Eldridge Industries, LLC
MRC Funding Holdco LLC	DE	100%	by MRC Funding Holdco II, LLC
MRC Funding LLC	DE	100%	by MRC Funding Holdco LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
Nazkor, LLC	CA	100%	by SBE Restaurant Group, LLC
Newco London City Limited	UK	100%	by Morgans Hotel Group U.K. Management Limited
Nextant Aircraft 9017, LLC	OH	100%	by Nextant Aircraft, LLC
Nextant Aircraft 9054, LLC	OH	100%	by Nextant Aircraft, LLC
Nextant Aircraft, LLC	OH	100%	by ACS Nextant Holdings LLC
NF - GPIM, LLC	KS	100%	by Security Benefit Corporation
North Woolwich Road Developments Limited	UK	100%	by Galliard Developments Ltd
Note Funding 1892, LLC	KS	100%	by Security Benefit Corporation
Note Funding 1892-2, LLC	KS	100%	by EL Funding, LLC
Note Funding II, LLC	KS	100%	by Security Benefit Corporation
Note Funding OHA II, LLC	KS	100%	by Security Benefit Corporation
Note Funding OHA, LLC	KS	100%	by Security Benefit Corporation
NZC Capital LLC	DE	76.1%	by Todd L. Boehly, Individual
One Sky Flight, LLC	DE	100%	by Epic Aero, Inc.
Orchard Wharf Developments Ltd	UK	33.3%	by Galliard Developments Ltd
Padfield AH, LLC	DE	100%	by SL Funding, LLC
PC-12/47E 1525, LLC	DE	100%	by SA Leasing, LLC
PC-12/47E 1533, LLC	DE	100%	by SA Leasing, LLC
PD Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
PGM Entertainment Group, LLC	DE	100%	by Prometheus Global Media, LLC
PGM-MB Holdings LLC	DE	100%	by Mediabistro Holdings LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by EL Funding, LLC
Prometheus Global Media Holdings, LLC	DE	60%	by DS PGM Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Prometheus Global Media, LLC	DE	100%	by Prometheus Global Media Holdings, LLC
Renegade Brands USA, INC.	DE	20%	by Canon Portfolio Trust, LLC
Replay Technology Funding, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Rock and Romance Cruise LLC	DE	100%	by StarVista Live LLC
Rockville Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Royalton Europe Holdings LLC	DE	100%	by Morgans Group LLC
Royalton London LLC	NY	100%	by Morgans Group LLC
Royalton UK Development Limited	UK	100%	by Royalton London LLC
RTF II, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
SA Leasing II, LLC	DE	100%	by SA Leasing, LLC
SA Leasing, LLC	DE	100%	by SCF Business Aviation LLC
Sager House (Almedia) Limited	UK	69.4%	by CH Capital A Holdings LLc
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. Corp.
SAILES 2, LLC	DE	100%	by SAILES 2-0, LLC
SAILES 2-0, LLC	DE	100%	by Security Benefit Life Insurance Company
Sarena Holdings Ltd	UK	100%	by Galliard Developments Ltd
Sarena House LLP	UK	50%	by Sarena Holdings Ltd
SB Custody, LLC	DE	100%	by Eldridge SBC Holdings, LLC
SB Directional Aviation LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
SB Funding 2016-1, LLC	KS	100%	by Security Benefit Corporation
SB Funding 2016-2, LLC	KS	100%	by Security Benefit Corporation
SBC Civic Center LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
SBE Eats, LLC	DE	66.67%	by 1801 SBE Eats, LLC
SBE Eats, LLC	DE	33.3%	by SBEEG Holdings, LLC
SBE ENT Holdings, LLC	DE	11.25%	by CHE SBE Holdings, LLC
SBE Hotel Group, LLC	DE	100%	by SBEEG Holdings, LLC
SBE Hotel Licensing, LLC	NV	100%	by SBE Hotel Group, LLC
SBE Hotel Management, LLC	DE	100%	by SBE Hotel Group, LLC
SBE KBM Holdings, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE Las Vegas Redevelopment I, LLC	NV	100%	by SBEEG Holdings, LLC
SBE Licensing, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE Restaurant Group I, LLC	DE	80.8%	by SBE Restaurant Group, LLC
SBE Restaurant Group, LLC	NV	100%	by SBEEG Holdings, LLC
SBE/Hyde Miami, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE/Katsuya Middle East, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE/Katsuya USA, LLC	DE	100%	by SBE Restaurant Group, LLC
SBEEG Holdings Licensing, LLC	NV	100%	by SBEEG Holdings, LLC
SBEEG Holdings, LLC	DE	100%	by SBE ENT Holdings, LLC
SBEHG 1701 Collins Miami, LLC	FL	100%	by SBE Hotel Group, LLC
SBEHG 1775 Collins Miami, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG 1776 Collins Miami, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG 801 Fifth, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG BM Employer, LTD	Bahamas	100%	by SBE Hotel Group, LLC
SBEHG Las Vegas I, LLC	DE	99.9%	by SBEHG LVI Holdco Company, LLC
SBEHG LVI Holdco Company, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG Townhouse LLC	DE	100%	by SBE Hotel Group, LLC
SBERG 3780 LV Arena Operator, LLC	DE	100%	by SBERG Management, LLC
SBERG Management, LLC	DE	100%	by SBE Restaurant Group, LLC
SBL Holdings, LLC	KS	100%	by Security Benefit Corporation

Name	Jurisdiction	Percent of Voting Securities Owned
SBLH Asset Holdings, LLC	DE	100%	by Eldridge Industries, LLC
SBT Investors, LLC	DE	100%	by NZC Capital LLC
SC London Limited	UK	100%	by SC London LLC
SC London LLC	DE	100%	by Morgans Group LLC
SC Resturant Company LLC	DE	100%	by Morgans Group LLC
SCF Business Aviation LLC	DE	100%	by SCF Funding LLC
SCF Equipment Trust 2016-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF Goose LLC	DE	100%	by SCF Business Aviation LLC
SCF Maverick LLC	DE	100%	by SCF Business Aviation LLC
SCF Merlin LLC	DE	100%	by SCF Business Aviation LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF RC Funding I LLC	DE	100%	by SCF Realty Capital LLC
SCF RC Funding II LLC	DE	100%	by SCF Realty Capital LLC
SCF RC Funding III LLC	DE	100%	by SCF Realty Capital LLC
SCF RC Master Funding I LLC	DE	100%	by SCF Realty Capital Trust LLC
SCF Realty Capital LLC	DE	100%	by SCF Funding LLC
SCF Realty Capital Trust LLC	DE	100%	by SCF Realty Capital LLC
SCF Servicing Company LLC	DE	99.9%	by SCF Funding LLC
SCFRC-HW LLC	DE	100%	by SCF Realty Capital LLC
SCFRC-HW-1815 Quintard Avenue-Anniston LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-2421 South MacArthur Drive-Alexandria LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-3355 International Boulevard-Brownsville LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-4555 West Forest Home Avenue-Greenfield LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-528 South Broadway-Salem LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-7434 North Vancouver Avenue-Portland LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-755 Page Boulevard-Springfield LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-839 North Glenstone Avenue-Springfield LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-8584 West Dempster Street-Niles LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-909 North Kingshighway Blvd-St. Louis LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-V LLC	DE	100%	by SCFRC-HW LLC
se2 Holdco, LLC	KS	100%	by Security Benefit Corporation
se2 Holdings, Inc.	KS	93.2%	by se2 Holdco, LLC
SE2 Information Services Ireland Limited	Ireland	100%	by se2 Holdings, Inc.
se2, LLC	KS	100%	by se2 Holdings, Inc.
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by SBL Holdings, LLC
Security Benefit Corporation	KS	100%	by Eldridge SBC Holdings, LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, LLC
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Ship of Fear, LLC	DE	100%	by ECP Charter Cruises LLC
Shore Club Holdings LLC	DE	100%	by Morgans Group LLC
SL Funding, LLC	DE	100%	by Eldridge SBC Holdings, LLC
SLS Hotels Asia Limited	Hong Kong	100%	by SBE Hotel Group, LLC
SN SBE Eats, LLC	DE	10%	by SBEEG Holdings, LLC
SN SBE Eats, LLC	DE	10%	by YDS 1801 Eats
Sochin Downtown Realty, LLC	NY	99.5%	by Cape SoHo Hotel LLC
Sochin Realty Managers, LLC	DE	100%	by Cape SoHo Hotel LLC
Sojourn Aviation Company, LLC	DE	100%	by Epic Aero, Inc.
Soul Train Cruise 16 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 17 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise II, LLC	DE	100%	by ECP Charter Cruises LLC
Soul Train Cruise III, LLC	DE	100%	by StarVista Live LLC
Soul Train IV, LLC	DE	100%	by StarVista Live LLC
South Audley Ltd	UK	100%	by South Audley Street LLP
South Audley Street LLP	UK	75%	by CH Capital A Holdings LLc
Spinmedia LLC	DE	100%	by PGM Entertainment Group, LLC
Spoonful Management AAA, LLC	DE	100%	by SBE Restaurant Group, LLC
Spoonful Management LLC	CA	100%	by SBE Restaurant Group, LLC
Spoonful Management LV Arena, LLC	DE	100%	by SBE Restaurant Group, LLC
Spoonful Management LV MC, LLC	NV	100%	by SBE Restaurant Group, LLC
Spoonful Management LV, LLC	NV	100%	by SBE Restaurant Group, LLC
Spoonful Management Maimi, LLC	FL	100%	by SBE Restaurant Group, LLC
Spoonful Management Raleigh, LLC	FL	100%	by SBE Restaurant Group, LLC
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
SRC Entertainment, LLC	CA	100%	by SBE Restaurant Group, LLC
Starbones Ltd	UK	95%	by GDL (Chiswick) LLP
StarVista Live LLC	DE	100%	by Direct Holdings Cruise Production LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EL Funding, LLC
Stewart Street Productions, Inc.	DE	100%	by DCP LLC
Stone Secured Asset Funding Trust	DE	100%	by EL Funding, LLC
Stone Secured Asset Holdings, LLC	DE	100%	by Stone Secured Asset Funding Trust
Stone Secured FA Holdings, LLC	NJ	100%	by Stone Secured Asset Funding Trust
Stonebriar Commercial Finance Canada Inc.	DE	100%	by SCF Funding LLC
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	85.7%	by Stonebriar Holdings LLC
Stonebriar Holdings LLC	DE	100%	by Eldridge Equipment Finance LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
TG Acquisitions Limited	UK	100%	by South Audley Street LLP
The Hollywood Reporter	DE	85%	by Prometheus Global Media, LLC
The Soul Train Cruise, LLC	DE	100%	by ECP Charter Cruises LLC
The St. James Sports and Wellness Complex LLC	DE	82%	by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	UK	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	UK	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	UK	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	UK	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	UK	99.9%	by The Stage Shoreditch (Containers) Unit Trust

Name	Jurisdiction	Percent of Voting Securities Owned
The Stage Shoreditch (Containers) Nominee Ltd	UK	100%	by The Stage Shoreditch (Containers) GP Ltd
The Stage Shoreditch (Containers) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	UK	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	UK	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	UK	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	Jersey	99.1%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	Jersey	99%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	UK	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	UK	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	UK	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	UK	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	UK	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	UK	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	UK	65%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	UK	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	UK	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	UK	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	UK	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	UK	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	UK	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	UK	60%	by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	UK	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential Ltd	UK	100%	by The Stage Shoreditch (Master) Unit Trust
TLLB Holdings, LLC	DE	100%	by SBEEG Holdings, LLC
Trigger Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Umami Restaurant Group, LLC	DE	76.96%	by SBE Eats, LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Volare Acquisitions, Limited	Ireland	49%	by Flexjet Limited
Wanamaker Portfolio Trust, LLC	KS	100%	by Monterra Asset Holdings, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by Watson Brickell Development Parent, LLC
Watson Brickell Development Parent, LLC	DE	50%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by Watson Brickell Development Mezz, LLC
Westgate House Developments Limited	UK	50%	by Galliard Developments Ltd
YDS 1775 Collins SN Member, LLC	DE	72.87%	by SBE Hotel Group, LLC
YDS 1801 Eats	CA	100%	by SBEEG Holdings, LLC

SBL is also the depositor of the following separate accounts:  SBL Variable Annuity Accounts I, III, IV and XI, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account, Variflex Separate Account, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account.  As depositor of the separate accounts, SBL might be deemed to control them.
Item 27.          Number of Contract Owners
As of February 28, 2017 there were 1,932 owners of the Qualified Contracts and 1,698 owners of the Non‑Qualified Contracts issued under SBL Variable Annuity Account VIII.

Item 28.          Indemnification
The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.
The Articles of Incorporation include the following provision:
(a)  No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.
(b)  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or other-wise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.          Principal Underwriter
(a)(1)	Security Distributors, LLC ("SDL"), a subsidiary of SBL, acts as principal underwriter for:
SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)

SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
(a)(2)	SDL acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York ("FSBL"):
Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
(a)(3)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:
Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	David G. Byrnes	President
	Marsha L. Johnston	Treasurer
	Yolande C. Nichols	Chief Compliance Officer
	James J. Kiley	Senior Vice President, Education Markets
	Michael K. Reidy	Senior Vice President
	Kenneth J. Rathke	Senior Vice President
	Mark W. Turner	Senior Vice President, Education Markets
	Justin A. Jacquinot	Senior Vice President, Direct Relationships
	Kevin M. Watt	Senior Vice President
	Kurt E. Auleta	Senior Vice President, Sales Operations
	Paula K. Dell	Vice President
	James R. Schmank	Vice President
	Christopher D. Swickard	Vice President, Secretary
	Donald A. Wiley	Vice President
	Carmen R. Hill	Second Vice President and Assistant Secretary
	Kimberley A. Brown	Assistant Vice President
	Gregory Garhart	AML Compliance Officer
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.

(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$625,933[1]	$3,980[2]	$0	N/A

*SBL pays SDL an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by SBL to support SDL's ongoing operations
1   SBL pays commissions to selling broker-dealers through SDL.  This is the amount paid to SDL in connection with all Contracts sold through the Separate Account.  SDL passes through to the selling broker-dealers all such amounts.
2   A contingent deferred sales charge may be assessed on a full or partial withdrawal from the Contract.  This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the Separate Account, all of which is passed through to SBL.

Item 30.          Location of Accounts and Records
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636‑0001.

Item 31.          Management Services
All management contracts are discussed in Part A or Part B.
Item 32.          Undertakings
(a)	Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.
(b)	Registrant undertakes that it will include as part of the Variflex LS contract application a space that an applicant can check to request a Statement of Additional Information.
(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.
(d)	SBL, sponsor of the unit investment trust, SBL Variable Annuity Account VIII, hereby represents that it is relying upon the American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) at paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.
(e)	Security Benefit Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Security Benefit Life Insurance Company.
(f)	Security Benefit Life Insurance Company represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 21st day of April 2017.

Security Benefit Life Insurance Company (The Depositor) SBL Variable Annuity Account VIII (The Registrant)
By:	*
Michael P. Kiley, Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 21, 2017.

SIGNATURES AND TITLES

By:	*
Michael P. Kiley, Chief Executive Officer and Director
By:	*
John P. Wohletz, Vice President and Chief Accounting Officer
By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director
By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary and Director
By:	*
Joseph W. Wittrock, Senior Vice President, Chief Investment Officer, and Director
By:	*
Douglas G. Wolff, President and Director
*By:	/s/ CHRIS SWICKARD
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(10)	(a)	Consent of Independent Registered Public Accounting Firm
(b)	Consent of Counsel